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                                                                  EXECUTION COPY
                                                                  --------------









                           PURCHASE AND SALE AGREEMENT
                               (ARIZONA ELECTRIC)

                                     between

                           CITIZENS UTILITIES COMPANY,


                          CAP ROCK ELECTRIC COOPERATIVE

                                       and

                           CAP ROCK ENERGY CORPORATION


                          Dated as of February 11, 2000



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                                TABLE OF CONTENTS
                                                                                                               Page
ARTICLE I         DEFINITIONS.....................................................................................1
         Section 1.1       Certain Defined Terms..................................................................1
         Section 1.2       Other Defined Terms....................................................................9

ARTICLE II        PURCHASE AND SALE...............................................................................9
         Section 2.1       Purchase and Sale of Assets............................................................9
         Section 2.2       Assumed Liabilities....................................................................9
         Section 2.3       Retained Liabilities..................................................................11
         Section 2.4       Condition on Assignment or Assumption of Contracts and Rights.........................12

ARTICLE III       PURCHASE PRICE.................................................................................12
         Section 3.1       Purchase Price........................................................................12
         Section 3.2       Deposit...............................................................................13
         Section 3.3       Calculation of Purchase Price.........................................................13
         Section 3.4       Prorations and Adjustments as of the Closing Date.....................................14

ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF BUYER........................................................15
         Section 4.1       Organization, Existence and Qualification.............................................15
         Section 4.2       Authority Relative to this Agreement and Binding Effect...............................15
         Section 4.3       Governmental Approvals................................................................15
         Section 4.4       Availability of Funds.................................................................15
         Section 4.5       Filings...............................................................................16
         Section 4.6       Brokers...............................................................................16
         Section 4.7       Independent Investigation.............................................................16
         Section 4.8       Public Utility Holding Company Status; Regulation as a Public Utility.................16
         Section 4.9       Buyer's Financial Statements..........................................................16
         Section 4.10      Buyer's Insurance. ...................................................................16

ARTICLE V         REPRESENTATIONS AND WARRANTIES OF SELLER  .....................................................17
         Section 5.1       Organization, Existence and Qualification.............................................17
         Section 5.2       Authority Relative to this Agreement and Binding Effect...............................17
         Section 5.3       Governmental and Other Required Consents..............................................17
         Section 5.4       Public Utility Holding Company Status; Regulation as a Public Utility.................17
         Section 5.5       Title to Assets; Liens................................................................18
         Section 5.6       Financial Statements..................................................................18
         Section 5.7       Compliance with Legal Requirements; Governmental Permits.  ...........................19
         Section 5.8       Legal Proceedings; Outstanding Orders. ...............................................19
         Section 5.9       Taxes.................................................................................19
         Section 5.10      Intellectual Property.................................................................20
         Section 5.11      Personal Property.....................................................................20
         Section 5.12      Material Contracts; Existing Loan Documents...........................................20
         Section 5.13      Employee Benefit Matters..............................................................20
         Section 5.14      Environmental Matters.................................................................21
         Section 5.15      No Material Adverse Change............................................................21
         Section 5.16      State and Federal Regulatory Matters..................................................22
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
         Section 5.17      Brokers...............................................................................22
         Section 5.18      Employee Relations....................................................................23
         Section 5.19      Insurance.............................................................................23
         Section 5.20      Accounts Receivable...................................................................23
         Section 5.21      Appropriate Knowledge Persons.........................................................23
         Section 5.22      Local Furnishing......................................................................23
         Section 5.23      Disclaimer............................................................................24

ARTICLE VI        COVENANTS......................................................................................24
         Section 6.1       Covenants of Seller...................................................................24
         Section 6.2       Covenants of Buyer....................................................................27
         Section 6.3       Governmental Filings..................................................................28
         Section 6.4       Citizens Marks........................................................................28
         Section 6.5       Acknowledgment by Buyer...............................................................29
         Section 6.6       Transition Plan.  ....................................................................29
         Section 6.7       IDRB Obligations......................................................................30
         Section 6.8       Title Insurance.......................................................................31

ARTICLE VII       CONDITIONS PRECEDENT...........................................................................32
         Section 7.1       Seller's Conditions Precedent to Closing..............................................32
         Section 7.2       Buyer's Conditions Precedent to Closing...............................................33

ARTICLE VIII      CLOSING........................................................................................34
         Section 8.1       Closing...............................................................................34

ARTICLE IX        TERMINATION....................................................................................35
         Section 9.1       Termination Rights....................................................................35
         Section 9.2       Limitation on Right to Terminate: Effect of Termination...............................37

ARTICLE X         EMPLOYEE MATTERS...............................................................................37
         Section 10.1      Employment of Transferred Employees...................................................37
         Section 10.2.     Assumption of Collective Bargaining Agreement Obligations.............................38
         Section 10.3      Cessation of Participation in Seller's Plans; Proration of Bonuses....................38
         Section 10.4      Similarity of Benefit Packages........................................................39
         Section 10.5      Defined Benefit Pension Plan..........................................................39
         Section 10.6      401(k) Plan...........................................................................39
         Section 10.7      Welfare Benefits......................................................................40
         Section 10.8      Flexible Spending Accounts............................................................41
         Section 10.9      Employment Agreements.................................................................41
         Section 10.10     Vacation..............................................................................41
         Section 10.11     Severance.............................................................................41
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

ARTICLE XI        TAX MATTERS....................................................................................42
         Section 11.1      Purchase Price Allocation.............................................................42
         Section 11.2      Cooperation with Respect to Like-Kind Exchange........................................42
         Section 11.3      Transaction Taxes.....................................................................43

ARTICLE XII       ENVIRONMENTAL MATTERS..........................................................................43
         Section 12.1      Environmental Due Diligence...........................................................43
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                                                                                                               Page
ARTICLE XIII  INDEMNIFICATION....................................................................................45
         Section 13.1      Indemnification by Seller.............................................................45
         Section 13.2      Indemnification by Buyer..............................................................45
         Section 13.3      Limitations on Liability..............................................................46
         Section 13.4      Claims Procedure......................................................................49
         Section 13.5      Exclusive Remedy......................................................................50
         Section 13.6      Indemnification for Negligence........................................................50
         Section 13.7      Waiver and Release....................................................................50

ARTICLE XIV   GENERAL PROVISIONS.................................................................................51
         Section 14.1      Expenses..............................................................................51
         Section 14.2      Notices...............................................................................51
         Section 14.3      Assignment............................................................................52
         Section 14.4      Successor Bound.......................................................................52
         Section 14.5      Governing Law.........................................................................52
         Section 14.6      Dispute Resolution....................................................................52
         Section 14.7      Cooperation...........................................................................54
         Section 14.8      Construction of Agreement.............................................................54
         Section 14.9      Publicity.  ..........................................................................54
         Section 14.10     Waiver................................................................................54
         Section 14.11     Parties in Interest...................................................................54
         Section 14.12     Section and Paragraph Headings........................................................55
         Section 14.13     Amendment.............................................................................55
         Section 14.14     Entire Agreement......................................................................55
         Section 14.15     Counterparts..........................................................................55
         Section 14.16     Severability..........................................................................55
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                    LIST OF EXHIBITS

Exhibit 6.7         Form of IDRB Obligations Agreement
Exhibit 7.1(g)      Form of Buyer's Opinion of Counsel
Exhibit 7.2(g)      Form of Seller's Opinion of Counsel
Exhibit 8.1(a)      Form of Bill of Sale



                    LIST OF SCHEDULES

Schedule 1.1(a)     Excluded Assets
Schedule 1.1(b)     Related Purchase Agreements
Schedule 5.2        Seller's Authority
Schedule 5.3        Seller's Governmental and Other Required Consents
Schedule 5.5        Encumbrances; Owned Real Property
Schedule 5.6(a)     Financial Statements
Schedule 5.6(b)     Certain Liabilities
Schedule 5.7        Compliance with Legal Requirements; Governmental Permits
Schedule 5.8        Legal Proceedings; Outstanding Orders
Schedule 5.9        Taxes
Schedule 5.10       Intellectual Property
Schedule 5.11       Extraordinary Required Repairs
Schedule 5.12       Material Contracts
Schedule 5.13       Employee Matters
Schedule 5.14       Environmental Matters
Schedule 5.15       Material Adverse Changes
Schedule 5.16       State and Federal Regulatory Matters
Schedule 5.19       Seller's Insurance
Schedule 6.1        Conduct of Business
Schedule 6.2(c)     Citizens' Guarantees and Surety Instruments
Schedule 10.1       Active Employees
Schedule 10.7       Retirees and "Grandfathered Employees"


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                           PURCHASE AND SALE AGREEMENT
                               (ARIZONA ELECTRIC)

         This PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of the 11th day of February, 2000, by and between CITIZENS UTILITIES COMPANY, a Delaware corporation ("Seller"), and CAP ROCK ELECTRIC COOPERATIVE, a Texas corporation, and CAP ROCK ENERGY CORPORATION, a Texas corporation ("Cap Rock Energy"). Cap Rock Cooperative and Cap Rock Energy are sometimes referred to in this Agreement individually as a "Buyer Entity" and collectively as the "Buyer". Capitalized terms used herein shall have the meanings ascribed to them in
Article I, unless otherwise provided.

                              W I T N E S S E T H :

         WHEREAS, Seller owns all of the Assets; and

         WHEREAS, Buyer desires to purchase, and Seller desires to sell, the Assets, subject in all respects to the provisions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1 Certain Defined Terms. For purposes of this Agreement, the following terms have the meanings specified or referred to in this Article I (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

         "Affiliates" or "Affiliated Entities" -- entities shall be deemed "Affiliated" as to each other to the extent (i) one of the entities directly or indirectly controls the other, or the direct or indirect control of one of the entities is exercised by the officers, directors, stockholders, or partners of the other entity (whether or not such persons exercise such control in their capacities as officers, directors, stockholders, or partners) or (ii) is deemed to be an Affiliate under existing statutes or regulations of the SEC.

         "Assets" -- all of the assets, property and interests of every type and description, real, personal or mixed, tangible and intangible, owned by Seller and relating primarily to the Business, other than the Excluded Assets.

         "Assumed Environmental Liabilities" -- means any of the following:

                  (a) All Environmental Liabilities of Seller relating to the Business or the Assets and arising from or relating to the environmental matters or incidents disclosed by Seller on Schedule 5.14 as of the date of execution of this Agreement that remain outstanding as of the Closing Date, it being understood by the parties that the unadjusted Purchase Price reflects Buyer's estimate of any Losses that could arise after the Closing Date with respect to such Environmental Liabilities;

                  (b) All Environmental Liabilities of Seller relating to the Business or the Assets and arising from or relating to environmental matters or incidents that are disclosed to Buyer by Seller after the date of execution of this Agreement (including any additional disclosures appearing on Schedule 5.14 as revised by Seller and delivered to Buyer prior to the Closing Date) but prior to the Closing Date that remain outstanding as of the Closing Date, provided that any Losses incurred by Buyer in connection with any such Environmental Liability in any year in excess of $200,000 or in the aggregate (when combined with all other Losses incurred by Buyer in connection with its performance or discharge of other Disclosed Pre-Closing Liabilities) in excess of $2,000,000 shall be Retained Environmental Liabilities and Seller shall be obligated to indemnify Buyer pursuant to Section 13.1 (but subject to the applicable limitations on such obligations provided in Section 13.3(f)) for such Losses incurred by Buyer in the amount of such excess; and

                  (c) Any other Environmental Liability relating to the Business, the Assets, Buyer or any Affiliate, successor or assign of Buyer, to the extent arising or relating to the period after the Closing, including with respect to the removal of asbestos or asbestos-containing materials in connection with any renovation or structural change to any Asset conducted after Closing.

         "Bonds" -- means any of the bonds issued pursuant to the Indentures of Trust to which IDRB Documents relate, the proceeds from the issuance of which were advanced to Seller and used in connection with the Business or the Assets of the Business pursuant to any of the IDRB Documents.

         "Business" -- means collectively:

                  (a) the regulated electricity generation, transmission and distribution business conducted by Seller within the State of Arizona through its Arizona Electric divisions; and

                  (b) the provision of related services and products and the engagement in related activities by Seller within the State of Arizona through its Arizona Electric divisions.

         "Buyer's IDRB Obligations"-- means the obligations of Buyer set forth in Section 6.7(a) and Section 6.7(b) and in the IDRB Obligations Agreement to be executed and delivered by Buyer on or prior to the Closing Date in accordance with Section 6.7(a) and Section 8.1(d).

         "Capital Budget -- means the capital budget for the Business approved by the Board of Directors of Seller for the year 2000.

         "Claim Notice" -- means a written notice of a claim given by a party seeking indemnification pursuant to the terms of this Agreement that specifies in reasonable detail the nature of the Losses and the estimated amount of such Losses.

         "Confidentiality Agreement" -- means that certain confidentiality agreement dated October 21, 1999, between Buyer and Seller.

         "Consent" -- any approval, consent, ratification, waiver, license, permit, registration, certificate, exemption, legal statute, order, determination or other authorization from any Person.

         "Contract" -- any agreement, contract, document, instrument, obligation, promise or undertaking (whether written or oral) that is legally binding, including Easements.

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         "Disclosed Pre-Closing Liabilities" means any and all liabilities and obligations relating to or arising from Seller's ownership of the Assets or Seller's conduct or operation of the Business on or prior to the Closing Date that were not disclosed in any Schedule to this Agreement as of the date of execution of this Agreement (and with respect to which Seller had no Knowledge as of the date of execution of this Agreement) and that are disclosed to Buyer by Seller after the date of execution of this Agreement to the extent remaining outstanding or undischarged as of the Closing Date, including the Environmental Liabilities described in clause (b) of the definition of Assumed Environmental Liabilities and the Proceedings described in Section 2.2(d), but expressly excluding any such liabilities and obligations that are Retained Liabilities pursuant to Section 2.3(a), (b), (c) or (d) or with respect to which the Purchase Price is reduced (but only to the extent reduced).

         "Easements"-- means all easements, rights of way, permits, licenses, and other ways of necessity, whether or not of record.

         "Encumbrance" -- any charge, adverse claim, lien, mortgage, pledge or security interest.

         "Environmental Law"-- any Order or Legal Requirement, and any judicial and administrative interpretation thereof and related policies, guidelines and standards, relating to pollution or protection of the environment and natural resources, including those relating to (a) emissions, discharges, Releases or threatened Releases of Hazardous Material into the environment (including ambient air, surface water, groundwater or land), and (b) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Material, each as in effect as of the date of determination.

         "Environmental Liability" -- means any liability, responsibility or obligation arising out of or relating to:

                  (a) the presence of any Hazardous Material in the fixtures, structures, soils, groundwater, surface water or air on, under or about or emanating from the assets and properties currently or formerly used, operated, owned, leased, controlled, possessed, occupied or maintained by a Person, and any such Hazardous Material emanating to adjoining or other properties;

                  (b) the use, generation, production, manufacture, treatment, storage, disposal, Release, threatened Release, discharge, spillage, loss, seepage or filtration of Hazardous Materials by a Person or its employees, agents or contractors from, on, under or about the assets or properties currently or formerly used, operated, owned, leased, controlled, possessed, occupied or maintained by such Person or the presence therein or thereunder of any underground or above-ground tanks for the storage of fuel oil, gasoline and/or other petroleum products or by-products or other Hazardous Material;

                  (c) the violation or noncompliance or alleged violation or noncompliance by a Person or its employees, agents or contractors of any Environmental Law arising from or related to its or their conduct, actions or operations or the former or current use, operation, ownership, lease, possession, control, occupancy, maintenance or condition of any of such Person's former or current assets or properties;

                  (d) the failure by a Person or its employees, agents, or contractors to have obtained or maintained in effect any Consent required by any Environmental Law as a result of its or their conduct, actions or operations or the use, operation, ownership, lease, control, possession, occupancy, maintenance or condition of such Person's assets or properties;

                  (e) any and all Proceedings arising out of any of the above-described matters, including Proceedings by Governmental Bodies for enforcement, cleanup, removal, treatment, response, remedial or other actions or damages and Proceedings by any third Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief; and

                  (f) any and all remedial work and other corrective action (including investigation or monitoring of site conditions, or any clean-up, containment, restoration or removal) taken by, or the costs of which are imposed upon, a Person arising from any of the above-described matters.

         "ERISA" - the Employee Retirement Income Security Act of 1974, as amended, or any successor law, and regulations and rules issued pursuant to that act or any successor law.

         "Excluded Assets" -- means the following assets of Seller, each of which shall be excluded from the Assets, and not acquired by the Buyer, at
Closing:

                  (a) assets that Seller uses in both the Business and in Seller's other gas, electric, communications or water businesses, and which are described generally on Schedule 1.1(a), and Contracts regarding the procurement of services or goods by Seller for use in such in other businesses;

                  (b) cash and cash equivalents in transit, in hand or in bank accounts;

                  (c) except as otherwise set forth in Article X, assets attributable to or related to an Employee Benefit Plan of Seller;

                  (d) the stock record and minute books of Seller, duplicate copies of all books and records transferred to Buyer, all records prepared in connection with the sale of the Business (including bids received from third parties and analysis relating to the Business) and all IDRB Documents;

                  (e) assets disposed of by Seller after the date of this Agreement to the extent such dispositions are not prohibited by this Agreement;

                  (f) except to the extent set forth in Section 3.4, rights to refunds of Taxes payable for periods prior to the Closing with respect to the Business, assets, properties or operations of Seller or any member of any affiliated group of which either of them is a member;

                  (g) accounts owing, by and among Seller and its Affiliates;

                  (h) all deferred tax assets or collectibles for periods prior to the Closing;

                  (i) any insurance policy, bond, letter of credit or other similar item, and any cash surrender value in regard thereto;

                  (j) the Citizens Marks; and

                  (k) the other assets listed on Schedule 1.1(a).

         "Existing Loan Documents"-- means all Contracts relating to the indebtedness for money borrowed by Seller and used in connection with the Business or the Assets as of the date hereof to which Seller is a party, including all IDRB Documents, but excluding line extension agreements or similar arrangements involving customer advances for construction, it being understood and agreed that customer advances, customer deposits and construction advances do not create indebtedness for money borrowed.

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         "Final Order" -- an action by a Governmental Body as to which: (a) no request for stay of the action is pending, no such stay is in effect and if any time period is permitted by statute or regulation for filing any request for such stay, such time period has passed; (b) no petition for rehearing, reconsideration or application for review of the action is pending and the time for filing any such petition or application has passed; (c) such Governmental Body does not have the action under reconsideration on its own motion and the time in which such reconsideration is permitted has passed; and (d) no appeal to a court, or a request for stay by a court of the Governmental Body's action is pending or in effect and the deadline for filing any such appeal or request has passed.

         "Future Regulatory Obligations" -- means all liabilities, responsibilities and obligations relating to the Assets or the Business, including capital expenditure obligations and liabilities of the types that appear as "Accrued Liabilities" and "Non-Current Liabilities" on the Balance Sheet, arising out of any Legal Requirement or other action of any state or federal regulatory commission or local franchising authority, including with respect to all Proceedings of any state regulatory commission relating to the Assets or the Business commenced before or after the Closing Date, regardless of whether the Legal Requirement or other action is or purports to be based on conduct, actions, facts, circumstances or conditions arising, existing or occurring at any time on or prior to the Closing Date, but other than liabilities, responsibilities and obligations (i) relating to any Retained Environmental Liability or (ii) arising out of Seller's violation of any Order or Legal Requirement of such Governmental Body, as in effect and as reasonably interpreted by common industry practice as of the date such violation occurred, that is found by Final Order to have occurred prior to Closing and that is reasonably likely to have a material adverse effect on the Business or the Assets, taken as a whole.

         "GAAP" - generally accepted United States accounting principles, applied on a consistent basis.

         "Governmental Body" -- any of the following that possesses competent jurisdiction:

                  (a) federal, state, county, local, municipal or other governmental body;

                  (b) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal); or

                  (c) any governmental body entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

         "Hazardous Materials" -- any waste or other chemical, material or substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, toxic, or a pollutant or a contaminant, or words of similar import, under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including oil, natural gas, petroleum and all derivatives thereof or synthetic substitutes therefor, asbestos or asbestos-containing materials, any flammable substances or explosives, any radioactive materials, any toxic wastes of substances, urea formaldehyde foam insulation, toluene or polychlorinated biphenyls.

         "HSR Act" -- the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successor law, and regulations and rules issued by the U.S. Department of Justice or the Federal Trade Commission pursuant to that act or any successor law.

         "IDRB Documents" -- means, collectively, the Loan Agreements, the Tax Regulatory Agreements and Tax Representations and Project Certificates which are listed in Schedule 5.12.

         "IDRB Indebtedness" -- means, collectively, the indebtedness of Seller owing to the issuer or issuers of the Bonds (as described further in Schedule
5.12 and in Exhibit 6.7) and arising under the Loan Agreements included among the IDRB Documents.

         "IRC" - the Internal Revenue Code of 1986, as amended.

         "IRS" -- the Internal Revenue Service or any successor agency.

         "Knowledge" -- means, with respect to Seller, the actual knowledge of Seller's Chief Financial Officer; President, Citizens Public Services; and Vice President of Arizona Energy Operations; and Director, Special Projects, Arizona Electric (currently Thomas J. Ferry), or their respective successor.

         "Legal Requirement" -- any federal, state, county, local, municipal, foreign, international, multinational, or other administrative Order, constitution, law, ordinance, adopted code, principle of common law, regulation, rule, directive, approval, notice, tariff, franchise agreement, statute or treaty.

         "Losses" -- shall mean all claims, losses, liabilities, causes of action, costs and expenses (including, without limitation, involving theories of negligence or strict liability and including court costs and reasonable attorneys' fees and disbursements in connection therewith).

         "Material Adverse Effect" -- an occurrence or condition that has a material adverse effect on the operation, financial condition or results of operations of the Business when combined with the businesses and assets being acquired by Buyer or Affiliates of Buyer pursuant to the Related Purchase Agreements, taken as a whole. For purposes of this Agreement, an occurrence or condition shall not constitute a Material Adverse Effect (a) if it arises from general business, economic or financial market conditions, from conditions generally affecting the industries in which the Business competes, or from the transactions contemplated by this Agreement, (b) if it is of the type normally recoverable by the Business through rates, or (c) to the extent that the Business may realize the benefit of insurance maintained by Seller or to the extent that Seller or Buyer may receive or recover payments in respect of such occurrence from any other source (whether in a lump sum or stream of payments).

         "Material Contract" -- a Contract relating primarily to the Business and involving a total commitment by or to any party thereto of at least $100,000 on an annual basis and which cannot be terminated by Seller with notice of ninety (90) days or less without penalty to Seller.

         "Order" -- any award, decision, injunction, judgment, order, writ, decree, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, other Governmental Body, or by any arbitrator, each of which possesses competent jurisdiction.

         "Organizational Documents" -- the articles or certificate of incorporation and the bylaws of a corporation or the comparable organizational and governing documents of other Persons.

         "Permitted Encumbrances" -- means any of the following:

                  (a) mechanics', carriers', workers' and other similar liens arising in the ordinary course of business and which in the aggregate are not substantial in amount and do not interfere with the present use of the Assets to which they apply;

                  (b) liens for current Taxes and assessments not yet due and payable;

                  (c) usual and customary nonmonetary real property Encumbrances, covenants, imperfections in title, Easements, restrictions and other title matters (whether or not the same are recorded) that do not and will not materially interfere with the operation of that portion of the Business currently conducted on such real property;

                  (d) Encumbrances securing the payment or performance of any of the Assumed Liabilities;

                  (e) all applicable zoning ordinances and land use restrictions;

                  (f) with respect to any Asset which consists of a leasehold or other possessory interests in real property, all usual and customary nonmonetary real property Encumbrances, covenants, imperfections in title, Easements, restrictions and other title matters (whether or not the same are recorded) to which the underlying fee estate in such real property is subject that do not currently and will not interfere materially with the operation of that portion of the Business currently conducted on such property; and

                  (g) any other Encumbrances, Contracts, obligations, defects or irregularities of any kind whatsoever, affecting the Assets that, individually or in the aggregate, do not have a Material Adverse Effect or that will be terminated, released or waived on or before the Closing Date.

         "Person" -- any individual, corporation (including any nonprofit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization or Governmental Body.

         "Proceeding" -- any claim, action, arbitration, hearing, litigation or suit commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

         "PUHCA" - the Public Utility Holding Company Act of 1935, as amended, or any successor law, and regulations and rules issued by the SEC pursuant to that act or any successor law.

         "Real Property" -- all real property owned, leased or under Contract by Seller in the operation of the Business, together with all interests in real property (including Easements) used or held for use by Seller in the operation of the Business.

         "Related Documents" -- any Contract provided for in this Agreement to be entered into by one or more of the parties hereto in connection with the transactions contemplated by this Agreement.

         "Related Purchase Agreements" -- means those certain purchase agreements between Seller and Buyer or Affiliates of Buyer described on Schedule 1.1(b).

         "Release" -- any presence, emission, dispersal, disposal, spilling, leaking, emitting, discharging, depositing, pumping, pouring, escaping, leaching, dumping, releasing or migration into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or in, into or from any facility, including the movement of any Hazardous Materials through the air, soil, surface water, groundwater or property.

         "Representative" -- with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

         "Retained Environmental Liabilities" -- means all Environmental Liabilities of Seller that are described in this Agreement as Retained Environmental Liabilities or that are otherwise not being assumed by Buyer under this Agreement as Assumed Environmental Liabilities.

         "SEC" -- the United States Securities and Exchange Commission or any successor agency.

         "Tax" -- any tax (including any income tax, capital gains tax, value-added tax, sales and use tax, franchise tax, payroll tax, withholding tax, property tax or transfer tax), levy, assessment, tariff, duty (including any customs duty), deficiency, franchise fee or payment, payroll tax, utility tax, gross receipts tax or other fee or payment relating to the foregoing, and any related charge or amount (including any fine, penalty, interest or addition to tax), imposed, assessed or collected by or under the authority of any Governmental Body or for which Seller has any liability as a transferee, pursuant to Treasury Regulations Section 1.1502-6, or pursuant to any other Legal Requirement.

         "Tax Return" -- any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to any Governmental Body in connection with the determination, assessment, collection or payment of any Tax, or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

         "Threatened" -- a claim, dispute, or other matter will be deemed to have been "Threatened" if any demand or statement has been made in writing or orally or any notice has been given in writing or orally, and Seller has Knowledge of the same.

         Section 1.2 Other Defined Terms. In addition to the terms defined in
Section 1.1, certain other terms are defined elsewhere in this Agreement as indicated below and, whenever such terms are used in this Agreement, they shall have their respective defined meanings.

Term                                                           Section
----                                                           -------

Active Employees                                               10.1
Antitrust Authorities                                          6.3
Assumed Liabilities                                            2.2
Balance Sheet                                                  5.6(a)
Bill of Sale                                                   8.1
Buyer Indemnitees                                              13.1
Buyer's Pension Plan                                           10.5
Buyer Welfare Plans                                            10.7(a)
CERCLA                                                         5.14(e)
Citizens Marks                                                 6.4
Closing                                                        8.1
Closing Date                                                   8.1
Deposit                                                        3.2
Employee Plans                                                 5.13
Environmental Data                                             12.1(c)
Estimated Purchase Price                                       3.3(a)
Financial Statements                                           5.6
Purchase Price                                                 3.1
Retained Liabilities                                           2.3
Seller Indemnitees                                             13.2
Seller's Pension Plan                                          10.5
Seller's 401(k) Plan                                           10.6
Seller Welfare Plan                                            10.7
Transaction Taxes                                              11.3
Transferred Employee                                           10.1

                                   ARTICLE II
                                PURCHASE AND SALE

         Section 2.1 Purchase and Sale of Assets. Upon the terms and subject to the conditions contained herein, at the Closing, Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase and accept delivery from Seller, all of the Assets.

         Section 2.2 Assumed Liabilities. In further consideration for the sale of the Assets at the Closing, Buyer will assume and agree to pay, perform and discharge when due, all liabilities and obligations, of every kind or nature, arising out of or relating to:

                  (a) the Buyer's IDRB Obligations;

                  (b) Buyer's ownership or use of the Assets and the conduct or operation of the Business by Buyer, in each case after the Closing Date, including all liabilities, responsibilities and obligations relating to or arising from the following:

                           (i) Transferred Employees (except to the extent
otherwise provided in Article X), including any termination of any Transferred Employee for any reason (including constructive dismissal) and Buyer's hiring practices or decisions;

                           (ii) Performance of the Contracts included among the
Assets (except that Buyer shall not assume any liabilities or obligations for any breach or default by, or payment obligations of, Seller under any such Contract occurring or arising or accruing on or prior to the Closing Date);

                           (iii) Customer advances, customer deposits and
construction advances, unperformed service obligations, Easement relocation obligations, and engineering and construction required to complete scheduled construction, construction work in progress, and other capital expenditure projects, in each case relating to the Business and outstanding on or arising after the Closing Date;

                           (iv) Future Regulatory Obligations;

                           (v) Assumed Environmental Liabilities;

                           (vi) One-half of the Transaction Taxes arising out of
the sale of the Assets to Buyer hereunder;

                           (vii) Proceedings based on conduct, actions, facts,
circumstances or conditions arising or occurring after the Closing Date, Proceedings in respect of Future Regulatory Obligations regardless of when filed, and Proceedings arising from or related to any other Assumed Liability; and

                           (viii) Items addressed in Section 3.1(d) to the
extent resulting in a decrease in the Purchase Price;

                  (c) Proceedings affecting other Persons engaged in a business similar to the Business such as generic or industry-wide Proceedings; and

                  (d) all Proceedings involving Seller, the Assets or the Business based on conduct, actions, facts, circumstances or conditions arising or occurring on or before the Closing Date that are pending or Threatened as of the Closing Date and that are disclosed to Buyer by Seller after the date of execution of this Agreement but prior to the Closing Date (except any such Proceedings relating to the Retained Liabilities described in Sections 2.3(a),
(b), (c), (d), and (f)), provided that any Losses incurred by Buyer in connection with any such individual Proceeding in excess of $200,000 or in connection with all such Proceedings in excess of $2,000,000 in the aggregate (when combined with all other Losses incurred by Buyer in connection with its performance or discharge of other Disclosed Pre-Closing Liabilities) shall be Retained Liabilities and Seller shall be obligated to indemnify Buyer pursuant to Section 13.1 (but subject to the applicable limitations on such obligations provided in Section 13.3(f)) for such Losses incurred by Buyer in the amount of such excess;

The liabilities, responsibilities and obligations to be assumed by Buyer pursuant to this Section 2.2 are hereinafter collectively referred to as the "Assumed Liabilities." Buyer hereby irrevocably and unconditionally waives and releases Seller from all Assumed Liabilities and all liabilities or obligations relating to the Business or the Assets to the extent arising from events or occurrences after the Closing or to the extent otherwise relating to the period after the Closing, including any liabilities created or which arise by statute or common law, including CERCLA (it being understood that this shall not constitute a waiver and release of any claims arising out of the contractual relationships and indemnification arrangements between Buyer and Seller). Notwithstanding anything in this Section 2.2 to the contrary, "Assumed Liabilities" shall not include any liabilities, responsibilities or obligations expressly stated to be Retained Liabilities pursuant to Section 2.3.

         Section 2.3 Retained Liabilities. Buyer shall not assume and at the Closing Seller shall retain and pay, perform and discharge when due, all of the liabilities and obligations relating to or arising from Seller's ownership of the Assets and Seller's conduct or operation of the Business on and prior to the Closing Date, except to the extent any such liability or obligation is included among the Assumed Liabilities, including liabilities and obligations relating to or arising from the following (collectively referred to herein as the "Retained Liabilities"):

                  (a) all obligations of Seller under the IDRB Documents except to the extent also included in Buyer's IDRB Obligations, and any other indebtedness for money borrowed by Seller (including items due to Seller's Affiliates) other than payment obligations arising after the Closing Date under any equipment lease listed in Part VII of Schedule 5.12 or under any line extension Contracts or similar construction arrangements, it being understood and agreed that such leases, Contracts and similar arrangements do not create indebtedness for money borrowed;

                  (b) Taxes of Seller or the Business with respect to ownership or use of the Assets and Seller's conduct and operation of the Business on and prior to the Closing Date;

                  (c) Excluded Assets;

                  (d) Non-Transferred Employees, the Seller's Employee Benefit Plans and Employee Plans (except to the extent otherwise provided in Article X) and any breach or default by, or payment obligations of, Seller with respect to any Transferred Employee occurring or arising or accruing on or prior to the Closing Date (except to the extent any such payment obligation becomes the responsibility and obligation of Buyer in accordance with Article X);

                  (e) Proceedings involving Seller, the Assets or the Business based on conduct (including Seller's performance under any Contract included among the Assets), action, facts, circumstances or conditions arising or occurring on or before the Closing Date, including Proceedings described in Items I.1 and I.2 of Schedule 5.8 but expressly excluding any such liabilities or obligations relating to any Proceeding relating to (x) Assumed Liabilities (subject to the proviso set forth in Section 2.2(d) with respect to the Proceedings described in Section 2.2(d)), (y) Future Regulatory Obligations and
(z) Proceedings affecting other Persons engaged in a business similar to the Business such as generic or industry-wide Proceedings;

                  (f) Retained Environmental Liabilities; and

                  (g) One-half of the Transaction Taxes arising out of the sale of the Assets, to Buyer hereunder.

Seller hereby irrevocably and unconditionally waives and releases Buyer from all Retained Liabilities including any liabilities created or which arise by statute or common law, including CERCLA (it being understood that this shall not constitute a waiver and release of any claims arising out of the contractual relationships and indemnification arrangements between Buyer and Seller).

         Section 2.4 Condition on Assignment or Assumption of Contracts and Rights. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign or assume any Contract or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment or assumption thereof, without the Consent of a third party thereto, would constitute a breach thereof. Any transfer or assignment to Buyer by Seller of any property or property rights or any Contract which requires the Consent of any third party shall be made subject to such Consent being obtained. If such Consent is not obtained, or if an attempted assignment thereof would be ineffective or would affect the rights of Seller thereunder so that Buyer would not in fact receive all such rights, Seller will, at its expense, cooperate with Buyer in any arrangement reasonably designed to provide for Buyer, at Buyer's cost, the benefits under any such Contract including, without limitation, enforcement for the benefit of Buyer of any and all rights of Seller against a third party thereto arising out of the breach or cancellation by such third party or otherwise To the extent that Buyer does receive the benefits of any such Contract pursuant to the preceding sentence, such Contract shall be a Contract deemed to have been assigned or transferred to Buyer pursuant to Section 2.2(b)(ii).

                                   ARTICLE III
                                 PURCHASE PRICE

         Section 3.1 Purchase Price.

         Subject to the terms and conditions of this Agreement, the aggregate purchase price for the Assets (the "Purchase Price") shall be an amount equal to $210,000,000 in cash, as adjusted in accordance with the following provisions and with such adjustments determined pursuant to Section 3.3:

                  (a) Such amount will be increased by the aggregate amount of all accounts receivable, earned but unbilled revenue, and materials and supplies inventory of the Business, in each case outstanding as of the Closing Date and other than any such items that are due from Seller's Affiliates.

                  (b) Such amount will be decreased by the aggregate amount of all accounts payable, customer deposits and unexpended cash from customer advances for construction, in each case to the extent relating to the Business and outstanding as of the Closing Date and other than any such items that are due to Seller's Affiliates.

                  (c) Such amount will be increased by the aggregate amount of all (i) capital expenditures relating to the Business that are accrued by Seller between the date of the Balance Sheet and the Closing Date (including expenditures recorded in the Construction Work in Progress account of the Business as of the Closing Date and relating to such period), (ii) without duplication, expenditures to purchase materials, supplies and other capital items that are dedicated to, but as of Closing have not been used in, the construction or improvement of the property, plant or equipment relating to the Business and (iii) without duplication, other expenditures recorded as an asset of the Business as of the Closing Date and relating to such period to the extent such expenditures are normally recoverable through rates, including expenditures recorded in the Preliminary Survey and Investigation account of the Business, in each case to the extent such expenditures are not prohibited by this Agreement.

                  (d) Such amount will be decreased or increased, as appropriate, by an aggregate amount equal to the total amount payable to or by Buyer pursuant to Section 3.4.

         Section 3.2 Deposit. Concurrently with the execution of this Agreement, Buyer has delivered to Seller an irrevocable letter of credit from National Cooperative Services Corporation (the "NCSC") (the "Letter of Credit"), as and for an earnest money deposit, in the amount of $9,550,000 (the "Deposit"). The Letter of Credit has been appropriately conditioned in accordance with the terms of Section 9.2(c). Promptly (and in any event within ten (10) days after the date of execution of this Agreement), Buyer shall file and in good faith diligently prosecute an application with the NCSC for a revised commitment letter that provides for the NCSC's commitment to remain outstanding until July 31, 2001, and for the NCSC to issue to Seller a letter of credit (to replace the Letter of Credit) with an expiration date of July 31, 2001. Upon receipt of such replacement letter of credit, such letter of credit shall be considered the Letter of Credit for all purposes under this Agreement.

         Section 3.3 Calculation of Purchase Price.

                  (a) Any of the items included in clauses (a) through (d) of
Section 3.1 that cannot be calculated in a timely fashion as of the Closing Date shall be estimated by Seller in good faith based upon the account balance of such item at the end of the month for which Seller's books are closed next preceding the Closing Date, with such adjustments as may be appropriate to reflect changes in such account balance occurring between such month-end and the Closing Date. Any such estimated amounts shall be set forth in a certificate of Seller delivered to Buyer at least five (5) business days prior to the Closing Date, which certificate shall set forth an estimate of the Purchase Price (the "Estimated Purchase Price"), including such estimated amounts and shall be accompanied by reasonably detailed supporting documentation.

                  (b) Within one hundred twenty (120) days after the Closing Date, Seller shall notify Buyer of the actual amount as recorded on Seller's books and records for the Business of any items that were estimated in arriving at the Estimated Purchase Price, as well as the prorations and adjustments required to be made under Section 3.4 below. Buyer may dispute any amount so determined by Seller, by written notice to Seller within fifteen (15) days after receipt of Seller's notice. If Buyer does not so dispute any item, the party owing the difference between the Estimated Purchase Price and the Purchase Price shall pay such difference to the other party within ten (10) days after the expiration of such fifteen (15) day period, plus interest at 8.25% per annum on such amount from the Closing Date to (but not including) the date of payment. If Buyer disputes the actual amount of any item, the undisputed amount plus interest at 8.25% per annum on such amount from the Closing Date to (but not including) the date of payment shall be paid promptly by the owing party. If such dispute cannot be resolved within sixty (60) days after the giving of Buyer's notice that there exists a disputed amount, then an independent auditor mutually agreeable to Buyer and Seller shall, upon written notice from either Buyer or Seller, resolve such dispute within sixty (60) days after receipt of such notice. The fees and expenses of such independent auditor shall be allocated between Buyer and Seller so that Seller's share of such fees and expenses shall be in the same proportion that the aggregate amount of such remaining disputed amounts so submitted by Buyer to such auditor that is unsuccessfully disputed by Buyer (as finally determined by such auditor) bears to the total amount of such remaining disputed amounts so submitted by Buyer to such auditor. Any determination by such independent auditor shall be binding and conclusive upon the parties without further appeal therefrom. Within ten (10) days after the independent auditor shall have resolved such dispute, the party owing the determined amount shall pay such determined amount to the other party, plus interest at 8.25% per annum on such determined amount from the Closing Date to (but not including) the date of payment.

         Section 3.4 Prorations and Adjustments as of the Closing Date.

                  (a) Buyer and Seller agree that the following items relating to the Assets and the Business shall be adjusted and allocated as of the Closing Date, with Seller to be responsible for and to receive the benefit of the same for the period through and including the Closing Date and Buyer to be responsible for and to receive the benefit of the same after the Closing Date;

                           (i) real and personal property taxes, assessments and
annual registration fees;

                           (ii) water, sewer and other similar types of taxes,
and installments on special benefit assessments and regulatory assessments;

                           (iii) electric, gas, telephone and other utility
charges;

                           (iv) payroll expenses, payroll taxes, reimbursable
employee business expenses and the financial cost of the accrued vacation time of the Transferred Employees, in each case as recorded on Seller's books for the Business as of the Closing Date;

                           (v) rents under leases transferred to or assumed by
Buyer;

                           (vi) charges under maintenance, service and other
Contracts and fees under licenses transferred to or assumed by Buyer and not included in the items described in Section 3.1(a);

                           (vii) deposits of Seller to the extent transferable
to Buyer;

                           (viii) prepaid and accrued expenses;

                           (ix) sales, franchise, gross receipts and other
similar Taxes based upon revenues; and

                           (x) petty cash.

                  (b) The items listed in Section 3.4(a) above shall be estimated item by item by Seller and reflected on the certificate and supporting documentation to be delivered to Buyer pursuant to Section 3.3(a) and finally determined in accordance with Section 3.3(b).

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Section 4.1 Organization, Existence and Qualification. Buyer is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Texas, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, to perform its obligations under all Contracts to which it is a party, and to execute and deliver this Agreement and the Related Documents to which Buyer is a party. Buyer is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state in which the failure to be so qualified or in good standing would materially adversely affect the business or properties of Buyer. Buyer is, or by Closing will be, duly qualified and in good standing as a foreign corporation licensed to do business in the State of Arizona.

         Section 4.2 Authority Relative to this Agreement and Binding Effect. The execution, delivery and performance of this Agreement and the Related Documents by Buyer have been duly authorized by Buyer's Board of Directors, which constitutes all necessary corporate action required on the part of Buyer for such authorizations. The execution, delivery and performance of this Agreement and the Related Documents by Buyer will not result in (a) any conflict with or breach or violation of or default under the Organizational Documents of Buyer, or (b) a violation or breach of any term or provision of, or constitute a default or accelerate the performance required under, any indenture, mortgage, deed of trust, security agreement, loan agreement, or Contract to which Buyer is a party or by which its assets are bound, or (c) a violation of any Order of any Governmental Body. This Agreement constitutes, and the Related Documents to be executed by Buyer when executed and delivered will constitute, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy or similar laws from time to time in effect affecting the enforcement of creditors' rights generally or (ii) the availability of equitable remedies generally.

         Section 4.3 Governmental Approvals. Except for those Consents described in Schedule 5.3 to the extent applicable to Buyer, no Consent of any Governmental Body is required to be obtained by Buyer in connection with the execution and delivery by Buyer of this Agreement or the Related Documents or the consummation of the transactions contemplated by this Agreement or the Related Documents. Buyer has no knowledge of any facts or circumstances relating to Buyer or its Affiliates that reasonably would be likely to preclude or prolong the receipt of such required Consents.

         Section 4.4 Availability of Funds. Buyer will have available on the Closing Date sufficient funds to enable it to consummate the transactions contemplated by this Agreement, and Buyer or the Affiliates of Buyer that are buyers of the assets and businesses being acquired pursuant to the Related Purchase Agreements will have available at the Closing Date, sufficient funds to enable them to consummate the transactions contemplated by the Related Purchase Agreements. Buyer has received, and has provided to Seller a true and complete copy of, that certain commitment letter dated as of February 11, 2000, duly executed by Buyer and NCSC. Buyer understands and agrees that its failure to arrange for such funding and have such funding available by the Closing Date will permit Seller to terminate this Agreement under Section 9.1 and to exercise its rights under Section 9.2(c).

         Section 4.5 Filings. No statement furnished by Buyer for inclusion in any filing with any Governmental Body in connection with obtaining such Governmental Body's Consent for the consummation of the transactions contemplated by this Agreement will contain, as of the date such information is so provided, any untrue statement of a material fact or will omit to state, as of the date such information is so provided, any material fact which is necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         Section 4.6 Brokers. No broker or finder has acted for or on behalf of Buyer or any Affiliate of Buyer in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Buyer or any Affiliate of Buyer for which Seller or any Affiliate of Seller has or will have any liability or obligations (contingent or otherwise).

         Section 4.7 Independent Investigation. Buyer is knowledgeable about the businesses engaged in by Seller through its Arizona Electric divisions and of the usual and customary practices of companies engaged in businesses similar to such businesses and has had access to the Assets, the officers and employees of Seller, and the books, records and files of Seller relating to the Business and the Assets. In making the decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied solely on the basis of its own independent due diligence investigation of the Business and upon the representations and warranties made in this Agreement and in any other document or instrument delivered by Seller pursuant hereto. Accordingly, Buyer acknowledges that Seller has not made, and Seller is expressly disclaiming and negating any representation or warranty (other than those express representations and warranties made in Article V), express, implied, at common law, by statute or otherwise, relating to the Business.

         Section 4.8 Public Utility Holding Company Status; Regulation as a Public Utility. Buyer is a "public utility company" (as such term is defined in PUHCA). Neither Buyer nor any of its Affiliates is a "holding company", a "subsidiary" of a "public utility company," or an "affiliate" of a "public utility company" or of a "holding company," within the meaning of such terms in PUHCA.

         Section 4.9 Buyer's Financial Statements. The consolidated financial statements of Buyer for its most recently ended fiscal year heretofore delivered to Seller were prepared in accordance with GAAP applied on a consistent basis, except for changes concurred in by Buyer's accountants and disclosed in said financial statements, throughout the periods specified, and present fairly in all material respects the financial condition and results of operations of the businesses of Buyer as of the dates thereof and for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end adjustments).

         Section 4.10 Buyer's Insurance. Within five (5) business days after the date of execution of this Agreement, Buyer will deliver to Seller a schedule that lists Buyer's policies and contracts in effect as of the date hereof for casualty and property insurance covering its assets and properties and the operation of its business, together with the risks insured against, coverage limits and deductible amounts.

                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Section 5.1 Organization, Existence and Qualification. Seller is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct the Business as it is now being conducted, to own or use the Assets, to perform its obligations under all Contracts to which it is a party, and to execute and deliver this Agreement and the Related Documents to which Seller is a party. Seller is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Arizona and each other state in which the failure to be so qualified or in good standing would have a Material Adverse Effect.

         Section 5.2 Authority Relative to this Agreement and Binding Effect. The execution, delivery and performance of this Agreement and the Related Documents by Seller have been duly authorized by all requisite corporate action. Except as set forth in Schedule 5.2, the execution, delivery and performance of this Agreement and the Related Documents by Seller will not result in (a) any conflict with or breach or violation of or default under the Organizational Documents of Seller, (b) to Seller's Knowledge, a violation or breach of any term or provision of, or constitute a default or accelerate the performance required under, any indenture, mortgage, deed of trust, security agreement, loan agreement, or Material Contract to which Seller is a party or by which any of the Assets are bound, or (c) a violation of any Order of any Governmental Body, except for such exceptions to the foregoing clauses (b) and (c) that, will be cured, waived or otherwise remedied on or prior to the Closing Date. This Agreement constitutes and the Related Documents to be executed by Seller when executed and delivered will constitute valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy or similar laws from time to time in effect affecting the enforcement of creditors' rights generally or (ii) the availability of equitable remedies generally. No Person has any agreement, option, warrant, subscription, understanding, or commitment, or any right or privilege capable of becoming an agreement, option or commitment for the purchase of the Assets of any other interest in the Business.

         Section 5.3 Governmental and Other Required Consents. Except as set forth in Schedule 5.3, no Consent of any Governmental Body or third Person is required to be obtained by Seller in connection with the execution and delivery by Seller of this Agreement or the Related Documents or the consummation by Seller of the transactions contemplated by this Agreement or the Related Documents, other than (i) any Consent the failure of which to obtain would not be material to the operation or conduct of the Business after Closing and (ii) any Consent that is obtained or made on or prior to the Closing Date. Seller has no Knowledge of any facts or circumstances relating to Seller or its Affiliates, other than those relating to the auction process in which Buyer was selected, and other bidders were not selected, to acquire the Business or relating to the matters disclosed in any Schedule referred to in this Agreement, that would be reasonably likely to preclude or prolong the receipt of such required Consents.

         Section 5.4 Public Utility Holding Company Status; Regulation as a Public Utility. Seller is a "public utility company" (as such term is defined in PUHCA). Seller is not a "holding company", a "subsidiary" of a "public utility company," or an "affiliate" of a "public utility company" or of a "holding company," within the meaning of such terms in PUHCA.

         Section 5.5 Title to Assets; Liens.

         Seller has good and indefeasible title to the Assets, including the Assets reflected in the Financial Statements, except those disposed of since the date of the Financial Statements in the ordinary course of business or otherwise disposed of in accordance with this Agreement. None of the Assets are subject to any Encumbrance except (i) Encumbrances described in Schedule 5.5 and (ii) Permitted Encumbrances. Schedule 5.5 lists each parcel of Real Property owned in fee simple that is a part of the Assets. To Seller's Knowledge, except as set forth in Schedule 5.5, Seller owns or possesses all Easements necessary to conduct the Business as now being conducted without any known conflict with the rights of others. Except as set forth in Schedule 5.5, (a) Seller enjoys peaceful and undisturbed possession under all real property leases included in the Assets, and to the Knowledge of Seller, all such leases are valid and in full force and effect; (b) all rents due to date from Seller on each such lease have been paid; (c) Seller has not received notice that it is in default under any such lease; and (d) to the Knowledge of Seller, there exists no event, occurrence, condition or act (including the consummation of the transactions contemplated by this Agreement) which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default by Seller under such lease. Except as set forth in Schedule 5.5, all buildings, structures and equipment that are a part of the Assets lie wholly within the boundaries of the Real Property and do not encroach upon the property of, or otherwise conflict with the property rights of, any other Person. Seller has adequate rights of ingress and egress for operation of the Business in the ordinary course consistent with past practices. None of the buildings, structures or equipment that are a part of the Assets, nor the operation and maintenance thereof, violates any restrictive covenant.

         Section 5.6 Financial Statements.

                  (a) Schedule 5.6(a) sets forth the unaudited balance sheet for the Business as at September 30, 1999 (the "Balance Sheet") and unaudited statement of income of the Business for the nine-month period ended September 30, 1999 (collectively, the "Financial Statements"). Except as set forth in
Schedule 5.6(a), the Financial Statements have been prepared on a pre-tax basis in accordance, in all material respects, with GAAP applied on a basis consistent with prior periods. Except as set forth in Schedule 5.6(a), the Balance Sheet presents fairly in all material respects the financial condition of the Business as of its date and the income statement included in the Financial Statements presents fairly in all material respects the results of operations of the Business for the periods covered thereby. The books and records of Seller from which the Financial Statements were prepared were complete and accurate in all material respects at the time of such preparation.

                  (b) Except as disclosed in Schedule 5.6(b), Seller has no liabilities with respect to the Business or the Assets which would constitute Assumed Liabilities, either direct or indirect, matured or unmatured or absolute, contingent or otherwise, except:

                           (1) those liabilities set forth in the Financial
Statements or referred to in the notes to the Financial Statements and not heretofore paid or discharged;

                           (2) those liabilities relating to or arising from
matters disclosed in any other Schedule hereto;

                           (3) liabilities arising in the ordinary course of
business consistent with past practices under any Contract or Legal
Requirements;

                           (4) those liabilities incurred, consistent with past
practices, in or as a result of the ordinary course of business since the Balance Sheet Date which do not and could not be reasonably expected to, in the aggregate, result in a Material Adverse Effect;

                           (5) those liabilities and obligations that are the
subject of Article X; and

                           (6) those liabilities, which, if outstanding as of
the Closing Date, would result in a decrease to the Purchase Price in accordance with Section 3.1(b) or (d).

         Section 5.7 Compliance with Legal Requirements; Governmental Permits. Except as set forth in Schedule 5.7: (a) Seller is in substantial compliance with each Legal Requirement or Order that is applicable to it, to the conduct or operation of the Business, or to the ownership or use of any of the Assets; (b) Seller possesses all Consents from Governmental Bodies required by any applicable Legal Requirement or Order necessary to permit the operation of the Business in the manner in which it is currently being conducted by Seller; (c) all such Consents are in full force and effect; and (d) Seller has not received notice from any Governmental Body of its intent to revoke or terminate of such Consent.

         Section 5.8 Legal Proceedings; Outstanding Orders. Except as set forth in Schedule 5.8, there is no pending or Threatened Proceeding (a) that has been commenced against Seller or the Business other than Proceedings affecting other Persons engaged in a business similar to the Business such as generic or industry-wide Proceedings, or (b) as of the date of this Agreement, that challenges, or that may have the effect of preventing, delaying, making illegal, restricting or otherwise interfering with, the transactions contemplated hereby.
Schedule 5.8 lists each outstanding Order against Seller which relates to or arises out of the conduct of the Business or the ownership, condition or operation of the Business or the Assets which would be considered material to a reasonably prudent purchaser of the Business in its reasonable business judgment, other than any Orders relating to rates, tariffs and similar matters arising in the ordinary course of business and other than any Order applicable to other Persons engaged in a business similar to the Business such as generic or industry-wide Orders.

         Section 5.9 Taxes. All Tax Returns required to be filed by or on behalf of Seller or requests for extensions to file such Tax Returns have been timely filed, and Seller has paid and discharged or made adequate provision for all Taxes that are required to be paid or remitted by or on behalf of Seller. There are no pending audits or other examinations relating to any Tax matters relating to the Business or the Assets except as set forth in Schedule 5.9. There are no Tax Encumbrances on the Assets, except for liens for Taxes not yet due and payable or for Taxes that Seller is contesting in good faith through appropriate proceedings. As of the date of this Agreement, Seller has not granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax relating to the Business or the Assets except as set forth in Schedule 5.9. Except as set forth in Schedule 5.9, none of the Assets include stock of a corporation or interests in a partnership or limited liability company. Seller is not a party to any safe harbor lease within the meaning of IRC Section 168(f)(8), as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982. Seller is not a "foreign person" as defined in IRC Section 1445(f)(3) and Buyer is not required to withhold tax on the purchase of the Assets of Seller by reason of IRC Section 1445. Seller has not entered into any agreement with respect to the performance of services that would require a payment, and Seller is not requiring Buyer pursuant to this Agreement to make any payment (including but not limited to the payments described in Section 10.11 of this Agreement), that would result in a nondeductible expense pursuant to IRC Section 280G or an excise tax to the recipient of such payment pursuant to IRC Section 4999.

         Section 5.10 Intellectual Property. Schedule 5.10 lists all patents, trademarks, service marks and copyrights used or held for use by Seller primarily in the operation of the Business. Seller has no Knowledge of (i) any infringement or claimed infringement by Seller of any patent, trademark, service mark or copyright of others or (ii) any infringement of any patent, trademark, service mark or copyright owned by or under license to Seller.

         Section 5.11 Personal Property. Except for normal wear and tear, the tangible Assets, taken as a whole, are in good operating condition and in a state of reasonable maintenance and repair. The buildings, structures and equipment that are a part of the Assets are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, structures or equipment is in need of maintenance or repairs, except in each case, for the Assets described in
Schedule 5.11 and for Assets in need of ordinary and routine maintenance and repairs that will not, individually or in the aggregate, have a Material Adverse Effect.

         Section 5.12 Material Contracts; Existing Loan Documents. Schedule 5.12 contains, to Seller's Knowledge, a complete and correct list as of the date hereof of all Material Contracts (other than line extension Contracts and similar construction arrangements), including all Existing Loan Documents. To Seller's Knowledge, (i) each Material Contract is in full force and effect and enforceable against the parties thereto, (ii) there are no defaults and Seller has not rescinded nor given notice of a default or claimed default under any such Material Contract, and (iii) no event has occurred which with notice or lapse of time, or both, would constitute a default thereunder. Except as set forth in Schedule 5.12, Seller is not obligated under any Contract relating to the Business or the Assets with respect to industrial development bonds or other obligations with respect to which the interest thereon is excluded from gross income of the holder for federal or state income tax purposes.

         Section 5.13 Employee Benefit Matters.

                  (a) Schedule 5.13 lists (i) each "Employee Benefit Plan," as such term is defined in Section 3(3) of ERISA, which is covered by any provision of ERISA and which is maintained or contributed to by Seller or its Affiliates for the benefit of the Active Employees; (ii) each other material fringe benefit plan, policy or arrangement currently maintained or contributed to by Seller or its Affiliates for the benefit of Active Employees which provides for pension, retirement, deferred compensation, bonuses, incentive compensation, profit sharing, stock options, severance, employee insurance coverage or similar employee benefits (collectively, "Employee Plans"); and (iii) each collective bargaining, union or other employee association agreement, employment, managerial, advisory, and consulting agreement, change-in-control agreement, employee confidentiality agreement, and all other material agreements, policies, or arrangements maintained or contributed to by Seller or its Affiliates for the Active Employees or by which Seller is bound with respect to the Business. Seller has made available to Buyer accurate and complete copies of all such documents and (if applicable) summary plan descriptions with respect to such plans, agreements and arrangements, or summary description(s) of any such plans, agreements or arrangements not otherwise in writing.

                  (b) Seller's Pension Plan and Seller's 401(k) Plan are the only Employee Benefit Plans which are intended to be qualified under Section 401(a) of the IRC.

                  (c) Each Employee Benefit Plan has been established and administered in all material respects in accordance with its terms, ERISA and the applicable provisions of the IRC.

         Section 5.14 Environmental Matters.

                  (a) Except as listed in Schedule 5.14, since December 31, 1996, Seller has not received a written notice from a Governmental Body that Seller is in violation of any Environmental Law arising out of Seller's ownership, use or operation of the Assets or the operation of the Business.

                  (b) Except as listed in Schedule 5.14, there are no Proceedings pending or Threatened with respect to Seller's compliance with Environmental Laws and relating to the Business or the Assets. To Seller's Knowledge, there is no reasonable basis for any such Proceeding that would impose any liability or obligation that would have or would reasonably be expected to have a Material Adverse Effect.

                  (c) Except as listed in Schedule 5.14, Seller possesses all certificates, permits and authorizations required by any Environmental Law for Seller's ownership, use or operation of the Assets or the operation of the Business.

                  (d) Except as set forth in Schedule 5.14, no environmental remediation of any Release is occurring on any Real Property included in the Assets nor has Seller issued a request for proposal or otherwise asked an environmental remediation contractor to begin plans for any such environmental remediation. Except as set forth in Schedule 5.14, to Seller's Knowledge, during or prior to the period of Seller's ownership or operation of the Business there were no Releases or threatened Releases which would reasonably be expected to have a Material Adverse Effect.

                  (e) Except as set forth in Schedule 5.14, none of the Real Property is (i) situated in a federal "Superfund" site or, to Seller's Knowledge, in any federal "Superfund" study area designated under the federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), or (ii) to Seller's Knowledge, situated in any site or study area designated under any state statute comparable to CERCLA.

         Section 5.15 No Material Adverse Change. Except as set forth in
Schedule 5.15, between the date of the Balance Sheet and the date of execution of this Agreement:

                  (a) no Material Adverse Effect has occurred;

                  (b) except for actions taken in connection with the contemplated sale of the Business and this Agreement and except for conversion to the SAP financial reporting system, between the date of the Balance Sheet and the date of execution of this Agreement, the Business has been conducted in the ordinary course, consistent with past practices;

                  (c) there has not been any increase in the salary, wage, bonus, grants, awards, benefits or other compensation payable or that could become payable by Seller to its officers, directors and employees with respect to the Business or any amendment of any of the Employee Plans, Seller's Pension Plan and Seller's 401(k) Plan other than increases or amendments in the ordinary course of the Business, consistent with past practices (which may include normal periodic performance reviews and related compensation and benefit increases and the provision of new individual compensation and benefits for promoted or newly hired officers and employees on terms consistent with past practice), nor has Seller granted any severance or termination pay, entered into any contract to make or grant any severance or termination pay, or paid any bonus, in each case to any such officer, director, or employee, other than pursuant to preexisting agreements, arrangements or bonus plans, or taken any action that would result in the payment of any amounts, or the accelerated vesting of any rights or benefits, under any Employee Plan, Seller's Pension Plan or Seller's 401(k) Plan;

                  (d) there has been no change in any method of accounting or accounting practice of the Business;

                  (e) Seller has not sold, mortgaged, pledged or encumbered the Business or the Assets, other than sales of Assets in the ordinary course of business; and

                  (f) no agreement or commitment to do any of the actions contemplated by clauses (c), (d) or (e) above has been entered into.

         Section 5.16 State and Federal Regulatory Matters.

                  (a) Schedule 5.16 reflects all of the currently pending filings relating to the Business heretofore made by Seller before state or federal regulatory commissions and each other currently pending Proceeding of such state or federal regulatory commission which would be considered material to a reasonably prudent purchaser of the Business in its reasonable business judgment, other than any currently pending Proceeding that also is applicable to other Persons engaged in a business similar to the Business such as generic or industry-wide Proceedings.

                  (b) All currently effective material filings relating to the Business heretofore made by Seller with state or federal regulatory commissions were made in compliance with Legal Requirements then applicable thereto and the information contained therein was true and correct in all material respects as of the respective dates of such filings.

         Section 5.17 Brokers. Except for Morgan Stanley & Co. Incorporated, no broker or finder has acted for or on behalf of Seller or any Affiliate of Seller in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Seller or any Affiliate of Seller for which Buyer has or will have any liabilities or obligations (contingent or otherwise).

         Section 5.18 Employee Relations. Except as disclosed in Schedule 5.18, as of the execution of this Agreement (i) there is no strike, slowdown, picket, work stoppage or other labor dispute or disturbance on the part of the employees of Seller with respect to the Business pending or Threatened, and Seller has not experienced any such strike, slowdown, picket, work stoppage or other labor dispute or disturbance with respect to the Business within the past two years,
(ii) no grievance, unfair labor practice charge or any arbitration Proceeding arising out of or under any collective bargaining agreement relating to the Business exists or is pending on the date hereof, (iii) Seller is not the subject of a Proceeding asserting that it has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel it to bargain with any labor organization as to wages or conditions of employment with respect to the Business, (iv) Seller is not aware of any activity involving Seller's employees seeking to certify a collective bargaining unit or engaging in other organizational activity with respect to the Business, (v) Seller is currently in compliance in all material respects with respect to the Business with all applicable Legal Requirements relating to the employment of labor, including those related to wages, hours and collective bargaining, and is not liable for any arrearages of wages, penalties or other sums for failure to comply with any of the foregoing and (vi) there is no claim with respect to payment of wages, salary or overtime pay that has been asserted or is now pending or Threatened before any Governmental Body regarding any person or entity currently or formerly employed by Seller with respect to the Business.

         Section 5.19 Insurance. Schedule 5.19 lists the Seller's casualty and property insurance policies and contracts in effect as of the date hereof in connection with the Business. Except as disclosed in Schedule 5.19, (i) each material insurance policy thereof is in full force and effect, (ii) Seller is not in default with respect to its obligations under any such policy and (iii) Seller has not received any notice of cancellation or termination with respect to any material insurance policy thereof.

         Section 5.20 Accounts Receivable. All accounts receivable and earned but unbilled revenue reflected in the Financial Statements represent actual indebtedness to Seller incurred by the applicable account debtors in the ordinary course of business consistent with past practices. To Seller's Knowledge, all accounts receivable and earned but unbilled revenue reflected in the Financial Statements are good and collectible at the aggregate recorded amounts thereof, net of any reserve for doubtful accounts reflected therein.

         Section 5.21 Appropriate Knowledge Persons. The individuals identified in the definition of "Knowledge" are agents, employees or officers of Seller and certain of such individuals have primary decisionmaking responsibility for the day-to-day operations, management, maintenance and repair of the Assets and the Business, and they have served in such capacities for more than twelve (12) months.

         Section 5.22 Local Furnishing. Seller was engaged in the local furnishing of electrical energy in Mohave County and Santa Cruz County, Arizona, respectively, within the meaning of Sections 142(a)(8) and 142(f)(3) of the IRC on January 1, 1997, and has continued to be so engaged at all times thereafter. All of the Assets are facilities used in the local furnishing of electrical energy in Mohave County and Santa Cruz County, Arizona, respectively, within the meaning of Sections 142(a)(8) and 142(f)(3) of the IRC.

         Section 5.23 Disclaimer. Except as otherwise expressly set forth in this Agreement or in any other document or instrument delivered by Seller pursuant hereto, Seller expressly disclaims any representations or warranties of any kind or nature, express or implied, as to the condition, value or quality of the assets or properties currently or formerly used, operated, owned, leased, controlled, possessed, occupied or maintained by Seller, and Seller SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO SUCH ASSETS OR PROPERTIES, OR ANY PART THEREOF, OR AS TO THE WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, IT BEING UNDERSTOOD THAT SUCH ASSETS AND PROPERTIES ARE BEING ACQUIRED, "AS IS, WHERE IS" ON THE CLOSING DATE, AND IN THEIR PRESENT CONDITION, WITH ALL FAULTS AND THAT BUYER SHALL RELY ON ITS OWN EXAMINATION AND INVESTIGATION THEREOF.

                                   ARTICLE VI
                                    COVENANTS

         Section 6.1 Covenants of Seller. Seller agrees to observe and perform the following covenants and agreements:

                  (a) Conduct of the Business Prior to the Closing Date. With respect to the Business, except (i) as contemplated in this Agreement or in
Schedule 6.1, (ii) as required by any Legal Requirement or Order or (iii) as otherwise expressly consented to in writing by Buyer which consent will not be unreasonably withheld or delayed, prior to the Closing, Seller will, with respect to the Business.

                           (1) Not make or permit any material change in the
general nature of the Business;

                           (2) Maintain and conduct the Business in the ordinary
course of business in accordance with prudent business judgment and consistent with past practice and policy, and maintain the Assets in their present condition, reasonable wear and tear excepted, subject to retirements in the ordinary course of business, use all reasonable efforts to preserve intact the present business organization and the relationship with customers, suppliers and others having business dealings with the Business;

                           (3) Not enter into any material transaction or
Material Contract other than in the ordinary course of business in accordance with prudent business judgment and consistent with past practice and policy;

                           (4) Not purchase, sell, lease, dispose of or
otherwise transfer or make any Contract for the purchase, sale, lease, disposition or transfer of, or subject to Encumbrance, any material Assets other than in the ordinary course of business in accordance with prudent business judgment and consistent with past practice and policy;

                           (5) Not hire any new employee unless such employee is
a bona fide replacement for either a presently-filled position or a vacancy in an authorized position with the Business;

                           (6) Not make any capital expenditure or capital
expenditure commitment in excess of $200,000 in the aggregate that is not included in the Capital Budget except in the event of service interruption, emergency or casualty loss, and use commercially reasonable efforts to make capital expenditures in accordance with the Capital Budget;

                           (7) Comply in all material respects with all
applicable Legal Requirements and Orders, including without limitation those relating to the filing of reports, the timely filing of Tax Returns and the payment of Taxes due to be paid prior to the Closing, other than those Taxes contested in good faith;

                           (8) Except in the ordinary course of business
consistent with past practices or in accordance with the terms of any existing Contract, Employee Plan or collective bargaining agreement, not grant any material increase or change in total compensation or benefits (taken as a whole) to any of the Transferred Employees or, except as permitted by Section 10.2, enter into any employment, severance or similar Contract with any Person or amend any such existing Contracts to increase any amounts payable thereunder or benefits provided thereunder;

                           (9) Not terminate any Material Contract;

                           (10) Not create, incur, assume, guarantee or
otherwise become liable with respect to any indebtedness for money borrowed other than in the ordinary course of business (it being understood and agreed that customer advances, customer deposits and construction advances do not create indebtedness for money borrowed), except in connection with additional borrowings under the Existing Loan Documents and any renewal, extension, rearrangement or refunding of any indebtedness created under or evidenced by the Existing Loan Documents, and except pursuant to advances made by Seller to the Business; or

                           (11) Not make any material filings with any
Governmental Body prior to consulting with Buyer except for filings made in the ordinary course of business consistent with past practices.

                  (b) Access to the Business, Assets and Records; Updating Information.

                           (1) From and after the date hereof and until the
Closing Date, Seller shall permit Buyer and its Representatives to have, on reasonable notice and at reasonable times, reasonable access to the Business, the Assets and all books, papers and records to the extent that they reasonably relate to the ownership, operation, obligations and liabilities of the Business and the Assets; provided, however, that such access shall not unreasonably interfere with the operation of the Business; and provided, further, that Buyer hereby agrees to defend, indemnify and hold harmless Seller from and against all Losses arising out of or relating to the negligence or willful misconduct of Buyer or its Representatives in connection with Buyer's access provided pursuant to this Section 6.1(b)(1). Without limiting the application of the Confidentiality Agreement, all documents or information furnished by Seller hereunder shall be subject to the Confidentiality Agreement.

                           (2) Seller will notify Buyer as promptly as
practicable of any significant change in the ordinary course of business for the Business and of any material Proceedings (Threatened or pending) involving or affecting the Business or the transactions contemplated by this Agreement, and shall use reasonable efforts to keep Buyer fully informed of such events.

                  (c) Consents. Seller will use its commercially reasonable efforts to obtain all necessary Consents from any Person required to consummate the transactions contemplated hereby, including the Consent of any Person required under any Legal Requirement or Contract applicable to the Business and all Consents listed in Schedule 5.3.

                  (d) Exclusivity. Until consummation of the transactions contemplated hereby or termination of this Agreement pursuant to Section 9.1, neither Seller nor its Affiliates, representatives, officers, directors, employees or agent will, directly or indirectly, (1) submit, solicit, initiate, encourage or discuss any proposal or offer from any Person (other than Buyer or its Affiliates) or enter into any agreement or accept any offer relating to any
(i) reorganization, liquidation or dissolution of the Business; (ii) merger or consolidation involving the Business; (iii) purchase or sale of substantially all of the Assets; or (iv) similar transaction or business combination involving the Business or the Assets, or (2) furnish any information with respect to, assist or participate in or facilitate in any other manner any effort or attempt by any Person or do or seek to do any of the foregoing. Seller shall notify Buyer promptly if any Person makes any proposal, offer, inquiry or contact with respect to an action described in clauses (i) through (iv) above.

                  (e) Noncompetition.

                           (i) From the Closing Date through the third (3rd)
anniversary thereof, Seller agrees that neither it nor any of its Affiliates will (i) directly, or indirectly through one or more entities, own, manage, operate, control, be employed by or participate in the ownership, management, operation or control, or have a financial interest in, any Person which is engaged in the Business within the State of Arizona, provided, however, that the foregoing shall not prevent the purchase or ownership of shares which constitute less than five percent (5%) of the outstanding equity securities of a publicly-held company; or (ii) divert or direct any Person who is, at that time, a customer or supplier of the Business away from the Business.

                           (ii) Seller acknowledges that it has carefully read
all the terms of this Section 6.1(e), and agrees that (A) the same are necessary for the reasonable and proper protection of the value of the Business, (B) each and every covenant is reasonable with respect to such matter, length of time and the geographical area described, and (C) that irrespective of all other conditions, the covenants and restrictions in clause (i) above shall be operative during the full period and throughout the geographical area described. In the event any court finds any such restraint or limitation to be unreasonable, then it is the intent of the parties that such court should determine the maximum restraint or limitation which is reasonable and enforcement will be of that restraint or limitation.

                           (iii) Because of the immediate and irreparable damage
that would be caused to Buyer as a result of the breach of the covenants of Seller contained in this Section 6.1(e), for which Buyer would not have other adequate remedy, Seller agrees that, in the event of any such breach, Buyer shall be entitled to seek, from any court of competent jurisdiction, an injunction against any further breach by Seller. In addition, Buyer shall be entitled to pursue any other remedies available under applicable laws or equitable principles. Each party waives any requirements for security of the posting of any bond or other surety in connection with any temporary or permanent award or injunctive, mandatory or other equitable relief.

         Section 6.2 Covenants of Buyer. Buyer agrees to observe and perform the following covenants and agreements:

                  (a) Consents. Buyer will use its commercially reasonable efforts to assist Seller in obtaining all necessary Consents from any Person required to consummate the transactions contemplated hereby, including the Consent of any Person required under any Legal Requirement or Contract applicable to the Business, and will use its commercially reasonable efforts to obtain all Consents listed in Schedule 4.2 and Schedule 4.3.

                  (b) Access to Information. After Closing, Buyer will, and will cause its Representatives to, afford to Seller, including its Representatives, at Seller's expense, reasonable access to all books, records, files and documents related to the Business to the extent necessary to permit Seller to prepare and file its tax returns and to prepare for and participate in any investigation with respect thereto, to prepare for and participate in any other investigation and defend any Proceedings relating to or involving Seller or the Business for which Seller may be responsible, to discharge its obligations under this Agreement and the other Related Documents to which its is a party and for other reasonable purposes and will afford Seller reasonable assistance in connection therewith. Buyer will cause such records to be maintained for not less than seven years from the Closing Date and will not dispose of such records without first offering in writing to deliver them to Seller; provided, however, that in the event that Buyer transfers all or a portion of the Business to any third party during such period, Buyer may transfer to such third party all or a portion of the books, records, files and documents related thereof, provided such third party transferee expressly assumes in writing the obligations of Buyer under this Section 6.2(b). In addition, after the Closing Date, at Seller's request, Buyer shall make available to Seller and its Affiliates, employees, representatives and agents, those employees of Buyer requested by Seller in connection with any Proceeding, including to provide testimony, to be deposed, to act as witnesses and to assist counsel; provided, however, that (x) such access to such employees shall not unreasonably interfere with the normal conduct of the operations of Buyer and (y) Seller shall reimburse Buyer for the allocated time charges of such employees and the out-of-pocket costs reasonably incurred by Buyer in making such employees available to Seller.

                  (c) Citizens Guarantees and Surety Instruments. Buyer shall use its commercially reasonable efforts to assist Seller in obtaining full and complete releases on the guarantees, letters of credit, bonds and other surety instruments listed in Schedule 6.2(c). For purposes of this Section 6.2(c), reasonable efforts shall include: (i) Buyer's assumption of the Contracts on the terms set forth in this Agreement; and (ii) an obligation on the part of Buyer to provide a guaranty, letter of credit, bond or other surety instrument at Closing to the extent required by any Contract assumed by Buyer at Closing and, in general, an equivalent surety instrument to be substituted for any surety instrument provided by Citizens to any beneficiary in connection with the Business.

                  (d) Other Covenants of Buyer. Buyer agrees to submit to regulation by the appropriate state regulatory commission to the same extent as such state regulatory commission currently regulates Seller in connection with the Business. Buyer also agrees to make no filings with such state regulatory commission or take any other action in connection with any Proceeding or Legal Requirement relating to any other businesses conducted by Seller that also are subject to regulation by such state regulatory commission.

         Section 6.3 Governmental Filings.

                  (a) HSR Act Filing. Buyer and Seller shall comply promptly with the notice and reporting requirements of the HSR Act. Buyer and Seller shall comply substantially with any additional requests for information, including requests for production of documents and production of witnesses for interviews or depositions, made by the Antitrust Division of the United States Department of Justice, the United States Federal Trade Commission or the antitrust or competition law authorities of any other jurisdiction (the "Antitrust Authorities"). Buyer shall exercise its commercially reasonable efforts, and Seller shall cooperate fully with Buyer, to prevent the entry in any Proceeding brought by an Antitrust Authority or any Governmental Body which would prohibit, make unlawful or delay the consummation of the transactions contemplated by this Agreement. Seller shall not oppose any efforts of Buyer, including Buyer's proffer of consent to any Order, to complete lawfully the transactions contemplated by this Agreement, and shall cooperate in good faith with Buyer and the Antitrust Authorities to the same effect.

                  (b) Other Regulatory Filings. Buyer and Seller will, as soon as reasonably practicable following the execution of this Agreement, prepare and file with each Governmental Body, including the appropriate state regulatory commission, requests for such Consents as may be necessary for the transfer of the Assets in accordance with the terms of this Agreement. Buyer and Seller will diligently pursue such Consents and will cooperate with each other in seeking such Consents. To this end, the parties agree to make available the personnel and other resources of their respective organizations in order to accomplish actions reasonably required by them to obtain all such Consents.

                  (c) Actions Not Required. Notwithstanding anything to the contrary contained in this Agreement, in connection with or as a condition to receiving any Consent, neither Seller nor Buyer shall be required (A) to divest, abandon, license or take similar action with respect to any assets (tangible or intangible) of it or any of its respective Affiliates, or (B) to expend material sums of money or grant any material financial or other accommodations (other than as contemplated hereby).

         Section 6.4 Citizens Marks. Buyer acknowledges and agrees with Seller that Seller has the absolute and exclusive proprietary right to all names, marks, trade names, trademarks and corporate symbols and logos incorporating "Citizens" and "CZN" (collectively and together with all other names, marks, trade names, trademarks and corporate symbols and logos owned by Seller or any of its Affiliates, the "Citizens Marks"), all rights to which and the goodwill represented thereby and pertaining thereto are being retained by Seller. Within ninety (90) days after the Closing Date, Buyer shall cease using any Citizens Mark and shall remove from the Assets any and all Citizens Marks. Thereafter, Buyer shall not use any Citizens Mark in connection with the sale of any products or services or otherwise in the conduct of its businesses. In the event that Buyer breaches this Section 6.4, Seller shall be entitled to specific performance of this Section 6.4 and to injunctive relief against further violations, as well as any other remedies at law or in equity available to Seller.

         Section 6.5 Acknowledgment by Buyer. In order to induce Seller to enter into and perform this Agreement and the Related Documents, Buyer acknowledges and agrees with Seller as follows:

                  (a) To the extent any representation or warranty of Seller made herein is, to the knowledge of Buyer acquired prior to the date of execution of this Agreement, untrue or incorrect, (i) Buyer shall have no rights under this Agreement or any Related Documents by reason of such untruth or inaccuracy, and (ii) any such representation or warranty by Seller shall be deemed to be amended to the extent necessary to render it consistent with such knowledge of Buyer. As used in this Agreement, the "knowledge of Buyer" means the actual knowledge of John D. Parker, Buyer's Chief Financial Officer.

                  (b) EXCEPT AS SET FORTH IN THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT DELIVERED BY SELLER PURSUANT HERETO, NONE OF SELLER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION, WRITTEN OR ORAL, FURNISHED TO OR PREPARED AT THE REQUEST OF BUYER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES WITH RESPECT TO THE BUSINESS OR THE ASSETS.

                  (c) THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND IN ANY OTHER DOCUMENT OR INSTRUMENT DELIVERED BY SELLER PURSUANT HERETO CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF SELLER TO BUYER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY AND BY THE RELATED DOCUMENTS THERE ARE NO REPRESENTATIONS, WARRANTIES, COVENANTS, UNDERSTANDINGS OR AGREEMENTS, ORAL OR WRITTEN, IN RELATION THERETO BETWEEN THE PARTIES OTHER THAN THOSE INCORPORATED HEREIN AND THEREIN. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN ANY OTHER DOCUMENT OR INSTRUMENT DELIVERED BY SELLER PURSUANT HERETO, BUYER DISCLAIMS RELIANCE ON ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, BY OR ON BEHALF OF SELLER OR ITS AFFILIATES OR REPRESENTATIVES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS PROVIDED IN SECTIONS 5.7, 5.11 AND 5.14, THERE ARE NO REPRESENTATIONS OR WARRANTIES OF SELLER WITH RESPECT TO THE CONDITION OF THE ASSETS, COMPLIANCE WITH ENVIRONMENTAL LAWS AND ENVIRONMENTAL PERMITS OR THE PRESENCE OR RELEASES OF HAZARDOUS MATERIAL IN THE FIXTURES, SOILS, GROUNDWATER, SURFACE WATER OR AIR ON, UNDER OR ABOUT OR EMANATING FROM ANY OF THE PROPERTIES OR ASSETS OF SELLER.

         Section 6.6 Transition Plan. Within 30 days after the execution date of this Agreement, Buyer shall deliver to Seller a list of its proposed representatives to a joint transition team, which shall include expertise from various functional specialties associated or involved in providing billing, payroll and other support services provided to the Business by any automated or manual process using facilities or employees that are not included among the Assets or Transferred Employees. Seller will add its representatives to such team within 15 days after receipt of Buyer's list. Such team will be responsible for preparing as soon as reasonably practicable after the execution date of this Agreement and at least 60 days prior to the Closing Date, and timely implementing, a transition plan which will identify and describe substantially all of the various transition activities that the parties will cause to occur before and after the Closing and any other transfer of control matters that any party reasonably believes should be addressed in such transition plan, including
(i) the payment, collection, remittance and/or other appropriate arrangements with respect to the items addressed in Sections 3.1(a), 3.1(b) and 3.4; (ii) post-Closing inspection and maintenance of the gas pipeline serving the Nogales, Arizona, generation facility; (iii) post-Closing access to and use of space in the Nogales, Arizona, operations and maintenance facility by employees of the Arizona Gas business of Seller and its successor; and (iv) identification, selection and hiring by Buyer on or after the Closing Date of employees of Seller who provide support services to the Business but who are not included among the Active Employees. If requested by either party, the terms and conditions governing such transition activities will be more fully set forth in a Transition Agreement reasonably satisfactory to the parties. Buyer and Seller shall use their commercially reasonable efforts to cause their Representatives on such transition team to cooperate in good faith and take all reasonable steps necessary to develop a mutually acceptable transition plan by no later than 120 days after the date of this Agreement.

         Section 6.7 IDRB Obligations.

                  (a) Buyer's IDRB Obligations. Each party acknowledges that (x) Seller is and after the Closing Date shall continue to be and shall remain the primary obligor with respect to all IDRB Indebtedness and related Bonds outstanding immediately after the Closing Date to the same extent as though no sale of the Assets had been made and that Buyer shall have no payment obligations with respect to such IDRB Indebtedness and related Bonds and (y) the IDRB Documents require Seller not to take or permit to be taken any action which would have the effect, directly or indirectly, of subjecting the interest on any of the Bonds to federal or state income taxation. Accordingly, Buyer covenants and agrees at Closing to execute and deliver to Seller an agreement substantially in the form attached hereto as Exhibit 6.7, with respect to the Bonds that will be outstanding after the Closing Date. Buyer represents, warrants, covenants and agrees, that so long as any Bonds relating to any IDRB Indebtedness are outstanding, (a) as the "successor in interest" to Seller (as such term is used in Section 142(f)(3)(B) of the IRC), Buyer will not take or permit to be taken any action the effect of which is to cause the Assets that were acquired, constructed, improved or equipped with the proceeds of such Bonds to be used as facilities that are not facilities for the local furnishing of electric energy within the meaning of Sections 142(a)(8) and 142(f) of the IRC or, if applicable, Section 103(b)(4)(E) of the Internal Revenue Code of 1954, as amended and (b) Buyer has not made and shall not make an election pursuant to
Section 142(f)(4)(B) of the IRC to terminate tax-exempt bond financing by Buyer. Notwithstanding anything in this Agreement to the contrary, in no event shall Buyer be liable for or have any responsibility to Seller or others under this
Section 6.7 if (i) the Assets, or the use and operation thereof, fail to satisfy the previously mentioned requirements of the IRC as of the Closing Date or (ii) interest on any of the Bonds was not excluded from gross income for purposes of federal or state income taxation as of the Closing Date. Buyer acknowledges and agrees that Seller's bond counsel may rely on Buyer's representations, warranties and covenants as hereinabove provided for the purpose of rendering legal opinions, as required by the IDRB Documents as a precondition to the sale by Seller of such Assets, to the effect that the sale of such Assets will not result in the inclusion of the interest on the Bonds in the gross income of the recipient for purposes of federal income taxation. Nothing in this Agreement is intended to nor shall it be interpreted as (i) an assignment to, and assumption by, Buyer of any of the IDRB Documents, or (ii) as an undertaking or agreement by Buyer to assume, guarantee or pay any of Seller's loan or other payment obligations pursuant to the IDRB Documents. Seller shall not refund any Bonds or take any action that might cause any of the Bonds to be considered "reissued" for the purposes of Section 103 of the IRC or extend the maturity date of any of the Bonds without the express written consent of Buyer, which consent may be withheld in Buyer's sole and absolute discretion. In the event that the interest on any of the Bonds becomes subject to federal or state income tax prior to Closing, Buyer's IDRB Obligations and Seller's covenants set forth herein, in each case with respect to such Bonds, shall be null and void ab initio.

                  (b) IDRB Construction Funds. The construction funds that may be available after the Closing Date that are held by the trustees of the Bonds (collectively, the "Construction Fund") are listed in Schedule 5.12. From time to time after the Closing Date, at the request of Seller, Buyer shall provide written notice to Seller, and Seller promptly shall requisition from the applicable bond trustee disbursements from the applicable Construction Fund in such amount(s) which shall not exceed the amount(s) then available in the applicable Construction Fund. Seller shall prepare and deliver to Buyer a draft of such written notice. Such written notice shall include the information and representations required by the Loan Agreement included among the IDRB Documents relating to the applicable Construction Fund (including a disbursement request proposed by Seller and for a permitted use reasonably acceptable to Buyer). Upon Buyer's receipt of the Funds relating to a requested disbursement from the Construction Fund, Buyer shall promptly remit to Seller an amount equal to the amount so disbursed by the bond trustee. Buyer shall diligently complete the construction of the facilities relating to such Construction Fund and promptly notify Seller in writing when the construction of such facilities has been completed. Seller shall then certify to the applicable trustee of the related Bonds in accordance with the applicable Loan Agreement that such construction has been completed. Seller agrees not to use any Construction Fund in any manner prohibited by the IDRB Documents relative to such Construction Fund. Buyer shall have no liability to Seller or any other Person for any action of Buyer in compliance with this Section 6.7(b) which causes interest on any of the Bonds to become subject to federal or state income taxation.

                  (c) Consents and Legal Opinions. The parties shall use their respective commercially reasonable efforts to obtain all Consents and legal opinions as may be required under the IDRB Documents to enable Seller to retain all IDRB Indebtedness and to sell the Assets to Buyer without the result that the interest on the Bonds will be included in the gross income of the recipient for purposes of federal income taxation.

         Section 6.8 Title Insurance. Prior to Closing, Seller shall cooperate with Buyer and use commercially reasonable efforts to assist Buyer if Buyer desires to obtain ALTA title insurance commitments (collectively, the "Title Commitments," and each a "Title Commitment"), in final form, from one or more title insurance companies (collectively, the "Title Company"), committing the Title Company (subject only to the satisfaction of any industry standard requirements contained in the Title Commitment) to issuing ALTA (or its local equivalent) form of title insurance policies insuring good, valid, indefeasible fee simple title to the owned Real Estate in Buyer, in all cases, at Buyer's sole expense and in the respective amounts that Buyer requests prior to Closing, subject to no Encumbrances or other exceptions to title other than Permitted Encumbrances (collectively the "Title Policies"). On or prior to the Closing Date, Seller shall execute and deliver, or cause to be executed and delivered, to the Title Company, at no cost to Seller, any customary affidavits, standard gap indemnities and similar documents reasonably requested by the Title Company in connection with the issuance of the Title Commitments or the Title Policies; provided that such efforts and Buyers' request for Title Policies or Title Commitments shall, in no event, result in any delay in the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE VII
                              CONDITIONS PRECEDENT


         Section 7.1 Seller's Conditions Precedent to Closing. The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to fulfillment at or prior to the Closing of the following conditions:

                  (a) Representations and Warranties True as of the Closing Date. Buyer's representations and warranties in this Agreement shall have been true and correct in all material respects (except for representations and warranties that contain a qualification as to materiality, which shall have been true and correct in all respects) as of the date of this Agreement and shall be true and correct in all material respects (except for representations and warranties that contain a qualification as to materiality, which shall be true and correct in all respects) as of the Closing Date as if made on the Closing Date, subject to changes expressly contemplated and permitted by this Agreement, except that representations and warranties made as of, or in respect of, only a specified date or period shall be true and correct in all material respects as of, or in respect of, such date or period.

                  (b) Compliance with Agreements. The covenants, agreements and conditions required by this Agreement to be performed and complied with by Buyer shall have been performed and complied with in all material respects prior to or at the Closing Date.

                  (c) Certificate. Buyer shall execute and deliver to Seller a certificate of an authorized officer of Buyer, dated the Closing Date, stating that the conditions specified in Sections 7.1(a) and 7.1(b) of this Agreement have been satisfied.

                  (d) Governmental Approvals and Other Consents. The Arizona Corporation Commission shall have issued an Order approving the transactions contemplated hereby, the terms and conditions of such Order shall be acceptable in all material respects to Seller in its reasonable discretion and shall have no significant adverse effect on Seller's acquisition and divestiture activities in the State of Arizona (including the divestiture of the Assets), and such Order shall have become a Final Order. Seller also shall have obtained all other Consents of Governmental Bodies and other Persons which are required in order to consummate the transactions contemplated hereby and to transfer the Assets to Buyer without incurring material liability under any Legal Requirement, Order or Contract.

                  (e) HSR Act. The applicable waiting period under the HSR Act with respect to the transactions contemplated hereby shall have expired or have been terminated without there being in effect a Legal Requirement enjoining or restraining consummation of such transaction.

                  (f) Injunctions. On the Closing Date, there shall be no Proceedings pending which seek, and no Orders which operate, to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated by this Agreement.

                  (g) Opinion of Counsel. On the Closing Date, Seller shall have received from counsel to Buyer an opinion in the form of Exhibit 7.1(g).

                  (h) Documents. Buyer shall have delivered all the certificates, instruments, contracts and other documents specified to be delivered by it hereunder on or before the Closing Date, including pursuant to
Section 8.1, and shall have taken such actions as Seller may have requested pursuant to Section 11.2 hereof.

                  (i) IDRB Indebtedness. Seller shall have obtained all Consents and legal opinions required under the IDRB Documents to enable Seller to retain the IDRB Indebtedness until maturity and to sell the Assets to Buyer without the result that the interest on the Bonds will be included in the gross income of the recipient for purposes of federal income taxation, and Buyer shall have duly executed and delivered all of the instruments contemplated by Section 6.7(a) and
Section 8.1(d).

                  (10) Related Closings. The transactions contemplated in the Related Purchase Agreement(s) shall have been consummated, or Seller shall be reasonably satisfied that the consummation of those transactions will occur concurrently with the Closing.

         Section 7.2 Buyer's Conditions Precedent to Closing. The obligation of Buyer to consummate the transactions contemplated by this Agreement shall be subject to fulfillment at or prior to the Closing of the following conditions:

                  (a) Representations and Warranties True as of the Closing Date. Seller's representations and warranties in this Agreement shall have been true and correct in all material respects (except for representations and warranties that contain a qualification as to materiality, which shall have been true and correct in all respects) as of the date of this Agreement and shall be true and correct in all material respects (except for representations and warranties that contain a qualification as to materiality, which shall be true and correct in all respects) as of the Closing Date as if made on the Closing Date, subject to changes expressly contemplated and permitted by this Agreement; except (i) that representations and warranties made as of, or in respect of, only a specified date or period shall be true and correct in all material respects as of, or in respect of, such date or period, and (ii) to the extent that any failure of such representations and warranties to be true and correct as aforesaid when taken in the aggregate would not have a Material Adverse Effect.

                  (b) Compliance with Agreements. The covenants, agreements and conditions required by this Agreement to be performed and complied with by Seller shall have been performed and complied with in all material respects prior to or at the Closing Date, except where the failure to so perform or comply when taken in the aggregate would not have a Material Adverse Effect.

                  (c) Certificate. Seller shall execute and deliver to Buyer a certificate of an authorized officer of Seller, dated the Closing Date, stating that the conditions specified in Sections 7.2(a) and 7.2(b) of this Agreement have been satisfied.

                  (d) Governmental Approvals. The Arizona Corporation Commission shall have issued an Order approving the transactions contemplated hereby, such Order shall not contain any restrictions or conditions (other than those in effect on the date of this Agreement or requiring that the regulatory treatment with respect to the Business in existence as of the date of this Agreement applicable to Seller be continued following the Closing) which would have a material adverse effect on the operation, financial condition or results of operations of the Business, and such Order shall have become a Final Order. In addition, Seller shall have obtained all other Consents of Governmental Bodies and other Persons which are required in order to consummate the transactions contemplated hereby other than those the failure of which to obtain would not have a material adverse effect on the operation, financial condition or results of operations of the Business.

                  (e) HSR Act. The applicable waiting period under the HSR Act with respect to the transactions contemplated hereby shall have expired or have been terminated.

                  (f) Injunctions. On the Closing Date, there shall be no Proceedings pending which seek, and no Orders which operate, to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated by this Agreement.

                  (g) Opinion of Counsel. On the Closing Date, Buyer shall have received from L. Russell Mitten II, Vice President and General Counsel of Seller, an opinion in the form of Exhibit 7.2(g) hereto.

                  (h) Documents. Seller shall have delivered all of the certificates, instruments, contracts and other documents specified to be delivered by it hereunder, including pursuant to Section 8.1, and shall have made arrangements reasonably satisfactory to Buyer to deliver to Buyer as promptly as practicable after the Closing such records (including customer and employee records) necessary to own and operate the Business.

                  (i) No Material Adverse Change. Since the date of execution of this Agreement, no Material Adverse Effect shall have occurred that has continuing effect as of the Closing Date.

                                  ARTICLE VIII
                                     CLOSING

         Section 8.1 Closing. The closing of the purchase and sale of the Assets (the "Closing") will take place at the offices of Fleischman and Walsh, L.L.P., 1400 Sixteenth Street, N.W., Suite 600, Washington, D.C. 20036, on the last calendar day of the month in which the conditions specified in Sections 7.1(d) and 7.2(d) have been satisfied, unless another time, date and place is agreed to in writing by the parties. The date of the Closing is referred to in this Agreement as the "Closing Date." The transactions to be consummated on the Closing Date shall be deemed to have been consummated as of 11:59 p.m. on the Closing Date. At the Closing the following events shall occur, each event being deemed to have occurred simultaneously with the other events.

                  (a) Bill of Sale. Seller and Buyer shall execute and deliver the Bill of Sale and Assignment and Assumption Agreement in the form of Exhibit 8.1(a) hereto (the "Bill of Sale").

                  (b) Payment of Purchase Price. As provided below, Buyer will pay to Seller an amount equal to the Estimated Purchase Price by wire transferring such amount, in lawful money of the United States of America in immediately available funds, to such account as Seller shall have designed by notice to Buyer. If the Closing Date is not a business day on which financial institutions are open and operating, then on or before the last business day on which financial institutions are open and operating before the Closing Date, Buyer shall deliver the Estimated Purchase Price to Buyer's lead bank (the "Escrow Agent") in immediately available funds in U.S. dollars. Upon receipt, the Escrow Agent shall invest the Estimated Purchase Price in an interest-bearing account mutually agreed upon by Seller and Buyer. At Closing, Buyer shall sign and deliver to Seller a statement which confirms that the Closing has occurred and which instructs the Escrow Agent to transfer to Seller the funds representing the Estimated Purchase Price, plus an amount representing the interest earned after the Closing Date until the date the funds are transferred, to an account that Seller shall designate at least two (2) business days prior to the date the funds are required to be transferred hereunder. The Escrow Agent shall refund the balance to Buyer. The fees and expenses of Escrow Agent shall be paid one-half by Seller and one-half by Buyer.

                  (c) Other Related Documents. To the extent consistent with the other provisions of this Agreement, Seller (or the appropriate Affiliate of Seller) and Buyer shall execute and deliver such other Related Documents (including special warranty deeds, conveyances, certificates of title, bills of sale, assignment and assumption instruments and FIRPTA affidavits) reasonably requested by a party that are necessary in order to satisfy any applicable Legal Requirements relating to the transfer of the Assets to Buyer or the assumption of the Assumed Liabilities by Buyer or which are customarily given in the State of Arizona to accomplish transfers of assets of the type involved; provided, however, that nothing in this clause (c) shall obligate Seller or any Affiliate of Seller to execute or deliver any document that affects, in a manner adverse to Seller and in a manner not required by the terms of this Agreement, Seller's liability to Buyer as expressed herein and in the Bill of Sale.

                  (d) IDRB Indebtedness. Buyer and Seller shall execute and deliver the IDRB Obligations Agreement contemplated by Section 6.7(a) to the extent not previously executed and delivered by Buyer and Seller.

                  (e) Office Leases. If requested by Buyer at least sixty (60) days before Closing, Buyer and Seller (or its appropriate Affiliate) will commence good faith negotiations regarding Buyer's short-term lease (not to exceed 180 days from the Closing Date) of office space in Seller's Kingman, Arizona, and Havasu, Arizona, office buildings, portions of which are used by Seller in connection with the Business, on commercially reasonable terms acceptable to Buyer and Seller.

                  (f) FIRPTA Certificate. Seller shall execute and deliver to Buyer a certification of nonforeign status within the meaning of Treasury Regulations Section 1.1445-2.

                                   ARTICLE IX
                                   TERMINATION

         Section 9.1 Termination Rights. This Agreement may be terminated in its entirety at any time prior to the Closing:

                  (a) By the mutual written agreement of Seller and Buyer;

                  (b) By Buyer, on the one hand, or Seller, on the other hand, in writing if there shall be in effect a nonappealable Order prohibiting , enjoining or restricting the transactions contemplated by this Agreement;

                  (c) By Buyer, upon the breach in any material respect of any of the representations and warranties of Seller contained herein or in the failure by Seller to perform and comply in any material respect with any of the agreements and obligations required by this Agreement to be performed or complied with by Seller, provided that such breach or failure is reasonably likely to result in a Material Adverse Effect and is not cured or otherwise addressed by Seller in a manner reasonably acceptable to Buyer within 30 days of Seller's receipt of a written notice from Buyer that such a breach or failure has occurred (or significant efforts have not been commenced to cure such misrepresentation or breach if it is susceptible to cure but not capable of being cured within such 30 days);

                  (d) By Seller, upon the breach in any material respect of any of the representations and warranties of Buyer contained herein or the failure by Buyer to perform and comply in any material respect with any of the agreements and obligations required by this Agreement to be performed or complied with by Buyer, provided that such breach or failure is not cured or otherwise addressed by Buyer in a manner reasonably acceptable to Seller within 30 days of Buyer's receipt of a written notice from Seller that such a breach or failure has occurred (or significant efforts have not been commenced to cure such misrepresentation or breach if it is susceptible to cure but not capable of being cured within such 30 days);

                  (e) By either party in writing if the Closing has not occurred within fifteen (15) months (twelve (12) months if the Letter of Credit is not replaced with one that expires no earlier than July 31, 2001) after the execution date of this Agreement; provided, however, that the right to terminate this Agreement under this Section 9.1(e) will not be available to any party that is in material breach of its representations, warranties, covenants or agreements contained herein; and provided, further, that if Closing has not occurred within such period of time because the conditions precedent to Closing set forth in Sections 7.1(d) and 7.2(d) have not been fulfilled, then such period of time shall be automatically extended by an additional two (2) months;

                  (f) By Seller or Buyer, as appropriate, if any Governmental Body whose Consent is required to fulfill a condition precedent to Closing set forth in Section 7.1(d) (with respect to Seller) or in Section 7.2(d) (with respect to Buyer) has affirmatively indicated that such Consent will not be given or will contain terms or conditions (or, if such Consent has been obtained, contains terms or conditions) that, in the reasonable business judgment of Seller or Buyer, as appropriate, will result in a condition precedent to Closing set forth in Section 7.1(d) (with respect to Seller) or in
Section 7.2(d) (with respect to Buyer) not being satisfied; or

                  (g) By Seller if both (i) the NCSC fails to advance loan proceeds to Buyer with which to fund the payments required to be made by Buyer at Closing or the NCSC affirmatively indicates, for no reason or for any reason other than the proper termination of this Agreement pursuant to any other provision of this Section 9.1, that such funding will not be provided by the NCSC and (ii) Buyer is unable to arrange, to Seller's reasonable satisfaction, replacement funding from any other source within forty-five (45) days after the occurrence of the event described in the preceding clause (i).

                  (8) By Seller if a Related Purchase Agreement is terminated for any reason other than due to the failure of the applicable State regulatory commission to Consent to the transactions contemplated by such agreement because of concerns about Buyer's nonfinancial qualifications or capabilities.

         Section 9.2 Limitation on Right to Terminate: Effect of Termination.

                  (a) A party shall not be allowed to exercise any right of termination pursuant to Section 9.1 if the event giving rise to the termination right shall be due to the willful failure of such party seeking to terminate this Agreement to perform or observe in any material respect any of the covenants or agreements hereof to be performed or observed by such party.

                  (b) If this Agreement is terminated as permitted under Section 9.1, such termination shall be without liability of or to any party to this Agreement, or any shareholder or Representative of such party; provided, however, that if such termination shall result from the willful failure of any party to fulfill a condition to the performance of any other party or to perform a covenant of this Agreement or from a material and willful breach by any party to this Agreement (it being understood that the failure to cure a breach shall not, by itself, be a willful breach of this Agreement), then such party shall (subject to the limitation set forth in the last sentence of this Section 9.2(b)) be fully liable for any and all damages sustained or incurred by the other party. If prior to Closing either party to this Agreement resorts to legal proceedings to enforce this Agreement, the prevailing party in such proceedings shall be entitled to recover all costs incurred by such party including reasonable attorney's fees, in addition to any other relief to which such party may be entitled; provided, however, and notwithstanding anything to the contrary in this Agreement, in no event shall either party be entitled to receive any punitive, indirect or consequential damages.

                  (c) If (i) Seller terminates this Agreement pursuant to
Section 9.1(d) or (ii) this Agreement is terminated by either party pursuant to
Section 9.1(e) or 9.1(f) because the requisite Consent from the applicable state regulatory commission has not been obtained, or because such Governmental Body has affirmatively indicated that its Consent will not be given, due in whole or in part to concerns about Buyer's qualifications or capabilities, unless such Governmental Body also has affirmatively indicated that its Consent is being withheld due in part to concerns about Seller's operation of the Business or ownership of the Assets or (iii) Seller terminates this Agreement pursuant to
Section 9.1(g), then Seller may present a sight draft under the Letter of Credit, and thereby retain either all of the Deposit (if clause (i) or (iii) is applicable) or $6,300,000 (if clause (ii) is applicable), (or, if the Letter of Credit does not permit Seller to present a sight draft in such circumstances, then Buyer shall pay to Seller in cash an amount equal to the Deposit or $6,300,000, as the case may be, within five (5) business days after the effective date of termination of this Agreement) in either case, as liquidated damages free of any claims by Buyer or any other Person with respect thereto (the parties hereby acknowledging that the extent of damages to Seller occasioned by such breach or default or failure by Buyer would be impossible or extremely difficult to ascertain and that the amount to be paid by Seller is a fair and reasonable estimate of such damages under the circumstances). If this Agreement is terminated for any reason other than as set forth in the preceding sentence, then Seller shall promptly deliver the Letter of Credit to Buyer, free of any claims by Seller or any other Person with respect thereto.

                                    ARTICLE X
                                EMPLOYEE MATTERS

         Section 10.1 Employment of Transferred Employees.

                  (a) Schedule 10.1 lists each division, and the total number of salaried and hourly, nonunion and union, employees actively employed as of the date of this Agreement in each division by Seller or its Affiliates whose primary duties relate to the Business ("Active Employees"). As of the Closing Date, Buyer shall employ all Active Employees of Seller employed in the Business being acquired ("Transferred Employees") in the same comparable positions, and at the same compensation level (including wages, salary and bonuses) as were in effect with Seller immediately prior to the Closing Date. Buyer reserves the right to restructure positions and functions as it deems appropriate so long as reassignment does not result in materially diminished responsibilities or a reduction in compensation. For purposes of the preceding sentence, "Active Employees" shall include all full-time and part-time employees, employees on military leave, maternity leave, leave under the Family and Medical Leave Act of 1993, on short-term disability, on layoff with recall rights, and employees on other leaves of absences where there is a legal or contractual right to reinstatement. Notwithstanding the foregoing, nothing in this Agreement shall operate to prevent or prohibit Buyer from making changes in compensation of Transferred Employees based on demotions arising for cause.

                  (b) Prior to the execution date of this Agreement, Seller has delivered to Buyer a list of the persons who would have been Transferred Employees had the Closing Date occurred on December 31, 1999, showing the following information for each such person: (i) the name of each such person;
(ii) the name of his or her current employer; (iii) his or her current base pay, 1998 bonus that was paid in 1999 and the projected 1999 bonus that will be paid in 2000; (iv) his or her hire date, any rehire date (if available) and years of service; (v) his or her then-current position and job title; (vi) whether such employee is subject to a collective bargaining agreement or represented by a labor organization and, if so, the name of the union and local, (vii) whether such employee is on military leave, maternity leave, leave under the Family and Medical Leave Act of 1993, short-term disability, on layoff with recall rights, or on other leave of absence with a legal or contractual right to reinstatement. Seller shall update such list as of the end of each calendar quarter occurring between the execution date hereof and the Closing Date, in each case assuming the Closing Date had occurred on such date, and shall deliver such updated lists to Buyer within ten (10) days after the end of each such calendar quarter.

         Section 10.2. Assumption of Collective Bargaining Agreement Obligations. On and after the Closing Date, Buyer, shall assume all of the Seller's obligations under, and be bound by the provisions of, each collective bargaining agreement to the extent of provisions covering Transferred Employees. Each collective bargaining agreement shall be identified on a Schedule 10.2 to be prepared by Seller and submitted to Buyer on or before the Closing Date. Seller shall cooperate with Buyer in Buyer's efforts to contact the unions representing Transferred Employees. Seller may extend, renew or enter into a new Contract to replace any collective bargaining agreement that will expire prior to December 31, 2000, provided that Seller shall consult with Buyer regarding the terms and conditions of any such extension, renewal or replacement of any such collective bargaining agreement. Notwithstanding the foregoing provisions of this Section 10.2, Buyer shall not be obligated to assume any new collective bargaining agreement that contains terms and conditions that, when taken as a whole, are materially more onerous on the employer than the terms and conditions, taken as a whole, of the collective bargaining agreement that was replaced by such new collective bargaining agreement.

         Section 10.3 Cessation of Participation in Seller's Plans; Proration of Bonuses. From and after the Closing Date, Transferred Employees shall accrue no additional benefits under any Employee Benefit Plan, or Employee Plan of Seller or its Affiliates. Seller and Buyer shall pro-rate the obligation to pay any bonuses declared by Seller after the Closing Date that would have been payable to the Transferred Employees had the Transferred Employees remained employed by Seller or its Affiliates throughout the calendar year in which the Closing Date occurs, in accordance with the provisions of any Employee Benefit Plan or Employee Plan of Seller under which such bonus would have been paid. For Transferred Employees entitled to such bonus, Buyer shall be obligated to pay that portion of each such bonus determined by multiplying the amount of such bonus by a fraction, the numerator of which is the number of days from and after the Closing Date through the end of the calendar year in which the Closing Date occurs, and the denominator of which is 365. Seller shall be obligated to pay the balance of any such bonuses.


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


         Section 10.4 Similarity of Benefit Packages. As of the Closing Date, and except as otherwise expressly provided in this Article X, Buyer shall include each Transferred Employee in a benefit package providing benefits that are in the aggregate substantially similar to those provided by Seller to such Transferred Employees immediately prior to the Closing Date. Notwithstanding the foregoing, to the extent that one or more collective bargaining agreements being assumed by Buyer contains provisions pertaining to employee benefits, Buyer shall provide the Transferred Employees covered by such agreements with benefits that are identical to those required to be provided under the terms of such agreements. Except as otherwise expressly provided in this Article X, Buyer shall treat all service and compensation credited to each such Transferred Employee as if such service and compensation had been rendered to, and paid by, Buyer for all purposes under Buyer's benefit plans, arrangements, and policies.

         Section 10.5 Defined Benefit Pension Plan.

                  (a) At least fifteen days prior to the Closing Date, Seller shall take any and all actions necessary to cease benefit accruals and fully vest all Transferred Employees in their accrued benefits under the Citizens Pension Plan ("Seller's Pension Plan"). Seller shall retain all liabilities and assets for pension benefits accrued through the Closing Date by Transferred Employees and retirees of the Business under Seller's Pension Plan.

                  (b) As of the Closing Date, Buyer shall cause all union Transferred Employees to be included in a qualified defined benefit pension plan providing benefits identical to the benefits provided under the Seller's Pension Plan ("Buyer's Pension Plan"). Buyer shall take all actions necessary to cause Buyer's Pension Plan to recognize the service that all union Transferred Employees had under Seller's Pension Plan for purposes of such Employees' eligibility to participate, vesting, attainment of retirement dates, subsidized benefits, and entitlement to optional forms of payment.

         Section 10.6 401(k) Plan.

                  (a) Buyer shall take all action necessary to ensure that, as of the Closing Date, it includes Transferred Employees in a qualified 401(k) plan providing for matching contributions at least equivalent to that provided to the Transferred Employee under Citizens 401(k) Savings Plan ("Seller's 401(k) Plan") immediately prior to the Closing Date. Buyer shall take all actions necessary to cause Buyer's 401(k) Plan to recognize the service that the Transferred Employees had in Seller's 401(k) Plan for purposes of determining such Employees' eligibility to participate, vesting, attainment of retirement dates, contribution levels and, if applicable, eligibility for optional forms of benefit payments. Buyer shall cause the trustee of Buyer's 401(k) Plan to accept transfers and direct rollovers from Seller's 401(k) Plan of the vested account balances of Transferred Employees, including transfers of outstanding loan balances and related promissory notes, subject to compliance with applicable law.

                  (b) Seller shall vest Transferred Employees in their account balances under Seller's 401(k) Plan as of the Closing Date. Seller shall direct the trustee of Seller's 401(k) Plan to transfer to the trustee of Buyer's 401(k) Plan an amount of cash equal to the value of the account balances of the Transferred Employees under Seller's 401(k) Plan; except that to the extent that the account balances consist of outstanding loans, Seller shall direct the trustee of Seller's 401(k) Plan to transfer to the trustee of Buyer's 401(k) Plan the promissory notes and related documents evidencing such loans.

                  (c) After the transfer of assets and liabilities pursuant to this Section, Buyer shall assume all liabilities for the benefits payable with respect to Transferred Employees under Seller's 401(k) Plan, and Seller and Seller's 401(k) Plan shall have no liability for such benefits.

                  (d) In connection with the transfer of assets and liabilities under this Section, Seller and Buyer shall cooperate in making all appropriate filings, and providing all applicable notices, required by the IRC or ERISA. Buyer shall deliver to Seller a copy of Buyer's 401(k) Plan, and a copy of the most recent determination letter from the IRS with respect to such Plan, together with a certification to the effect that no events have occurred since the date of the determination letter that would adversely affect the Plan's qualified status.

         Section 10.7 Welfare Benefits.

                  (a) Buyer shall take all action necessary and appropriate to ensure that, as of the Closing Date, Buyer maintains employee welfare benefit plans (including retiree medical benefits) for the benefit of Transferred Employees that, in the case of nonunion Transferred Employees are, in the aggregate, comparable to those benefits provided by Seller under its corresponding welfare benefit plans (the "Buyer's Nonunion Welfare Plans"), and in the case of union Transferred Employees are identical to those benefits provided to union Transferred Employees under Seller's corresponding welfare benefit plans (the "Buyer's Bargained Welfare Plans"), as in effect immediately prior to the Closing Date. The Buyer's Nonunion Welfare Plans and the Buyer's Bargained Welfare Plans are hereinafter referred to collectively as the "Buyer Welfare Plans." For purposes of determining eligibility to participate, and entitlement to benefits, in each Buyer Welfare Plan, each Transferred Employee shall be credited with service, determined under the terms of the corresponding welfare plans maintained by Seller on the Closing Date (hereinafter referred to collectively as the "Seller Welfare Plans"). Any restrictions on coverage for pre-existing conditions, actively at work requirements, waiting periods, and requirements for evidence of insurability under the Buyer Welfare Plans shall be waived in the Buyer Welfare Plans for Transferred Employees, and Transferred Employees shall receive credit under the Buyer Welfare Plans for co-payments, payments under a deductible limit made by them, and for out-of-pocket maximums applicable to them during the plan year of the Seller Welfare Plan in which the Closing Date occurs. As soon as practicable after the Closing Date, Seller shall deliver to Buyer a list of the Transferred Employees who had credited service under a Seller Welfare Plan, together with each such Transferred Employee's service, co-payment, deductible and out-of-pocket payment amounts under such plan.

                  (b) Buyer shall provide or cause to be provided retiree medical, dental, and life benefits to each retiree of the Business identified in
Schedule 10.7 as updated as of the Closing Date (the "Retirees"), to each Transferred Employee who is considered to be a "grandfathered employee" (as hereinafter defined), and to each union Transferred Employee who otherwise is eligible for such retiree benefits, under the same terms and conditions as applied to such Retiree or Transferred Employee immediately prior to the Closing Date, and Seller shall have no obligation or liability, contingent or otherwise, to provide retiree medical, dental or life benefits to any such Retiree or Transferred Employee on or after the Closing Date. For purposes of this Section 10.7, a "grandfathered employee" is a union or nonunion Transferred Employee, who was at least age 55 with at least 10 years of service as defined in the Seller's Pension Plan by December 31, 1997, and who retires after December 31, 1997. Schedule 10.7 identifies each Active Employee who is a "grandfathered employee" and each union Active Employee who otherwise is eligible for such retiree benefits. Buyer agrees not to terminate or materially modify those post-retirement benefit provisions covering "grandfathered" Transferred Employees, eligible union Transferred Employees, Retirees, their spouses and dependents that are in effect immediately prior to the Closing Date.

                  (c) Within sixty (60) days after the Closing, Seller agrees to transfer to an exempt trust established by Buyer under Section 501(c)(9) of the IRC ("Buyer's VEBA") the amount held under any trust established by Seller under
Section 501(c)(9) of the IRC ("Seller's VEBA") to fund post-retirement health care and life insurance benefits for the Business. Such amount shall be determined based upon Seller's internal recordkeeping. Buyer agrees that Buyer's VEBA will apply an amount at least equal to the sum of the assets transferred from Seller's VEBA (and earnings thereon calculated at the rate of return generated by Buyer's VEBA) to provide post-retirement health care and life insurance benefits after the Closing Date to the Retirees and, as applicable, the Transferred Employees who become eligible for such benefits after Closing. Upon Closing, Buyer shall be responsible for all obligations of Seller to provide post-retirement health care and life insurance benefits to such Transferred Employees and Retirees, and Seller and Seller's VEBA shall cease to have any liability, contingent or otherwise, for such benefits.

         Section 10.8 Flexible Spending Accounts. Seller shall transfer to Buyer's flexible benefits plan any balances standing to the credit of Transferred Employees under Seller's flexible benefits plan as of the Closing Date. Seller shall provide to Buyer prior to the Closing Date a list of those Transferred Employees that have participated in the health or dependent care reimbursement accounts of Seller, together with their elections made prior to the Closing Date with respect to such account, and balances standing to their credit as of the Closing Date.

         Section 10.9 Employment Agreements. Buyer shall assume all obligations of each employment agreement to which Seller or its Affiliates is a party and which covers any Transferred Employee immediately prior to the Closing Date.

         Section 10.10 Vacation. Seller shall pay to Transferred Employees any "banked" vacation credited to them on or prior to the Closing Date. On or after the Closing Date, Buyer shall provide to each Transferred Employee vacation in an amount equal to the Transferred Employee's vacation entitlement for the year of the Closing reduced by the number of vacation days that such Transferred Employee has taken on or before the Closing.

         Section 10.11 Severance. In the event that Buyer terminates the services of any Transferred Employee within twelve (12) months following the Closing Date without cause, Buyer shall provide to any such Transferred Employee severance or separation pay benefits that are at least equal to the benefits that would have been paid by Seller had Seller continued to employ such Transferred Employee through such twelve month period ending on the employee's date of termination from Buyer; provided, however, that if a collective bargaining agreement that is applicable to a union Transferred Employee would provide for a greater benefit to be paid by Buyer, the terms and conditions of such agreement shall instead be applicable. "Cause" for termination shall consist of: (a) any act of dishonesty or fraud; (b) an employee's conviction of a crime involving fraud, embezzlement or any other act of moral turpitude; (c) an employee's gross negligence or willful misconduct in the performance of his duties; (d) an employee's engagement in acts seriously detrimental to the Business or reputation of Buyer; (e) an employee's failure to abide by lawful policies of Buyer; and (f) the employee's failure to abide by the directives of the employee's superior.

                                   ARTICLE XI
                                   TAX MATTERS

         Section 11.1 Purchase Price Allocation. Buyer and Seller shall use their good faith efforts to agree upon the allocation (the "Allocation") of the Purchase Price, the Assumed Liabilities and other relevant items (including, for example, adjustments to the Purchase Price) to the individual assets or classes of assets as required by Section 1060 of the IRC and the Treasury Regulations promulgated thereunder. If Buyer and Seller agree to such Allocation, Buyer and Seller covenant and agree that, except to the extent that the IRS or other Governmental Body successfully challenges such Allocation, (i) the values assigned to the assets by the parties' mutual agreement shall be conclusive and final for all purposes, (ii) Buyer and Seller shall file all federal Tax Returns, including IRS Form 8594, in accordance with such Allocation, and (iii) neither Buyer nor Seller will take any position before any Governmental Body or in any Proceeding that is in any way inconsistent with such Allocation. Notwithstanding the foregoing, if Buyer and Seller cannot agree to an Allocation, Buyer and Seller covenant and agree to file, and to cause their respective Affiliates to file, all Tax Returns and schedules thereto (including, for example, amended returns, claims for refund, and those returns and forms required under Section 1060 of the IRC and any Treasury regulations promulgated thereunder) consistent with each of such party's good faith Allocations, unless otherwise required because of a change in any Legal Requirement.

         Section 11.2 Cooperation with Respect to Like-Kind Exchange. Buyer agrees that Seller may, at Seller's election prior to the Closing Date, direct Buyer to acquire any portion of the Assets by delivering all or a portion of the Purchase Price to a "qualified intermediary" (as defined in Treasury Regulations ss.1.1031(k) - (l)(g)(4)) as to assist Seller in structuring the relinquishment of the Assets to qualify as part of a like-kind exchange of property covered by
Section 1031 of the IRC. If Seller so elects, Buyer shall cooperate with Seller (but without being required to incur any out-of-pocket costs in the course thereof) in connection with Seller's efforts to effect such like-kind exchange, which cooperation shall include, without limitation, taking such actions as Seller reasonably requests in order to enable Seller to qualify such transfer as part of a like-kind exchange of property covered by Section 1031 of the IRC (including any actions required to facilitate the use of a "qualified intermediary"), and Buyer agrees that Seller may assign all or part of its rights and delegate all or part of its obligations under this Agreement to a person or entity acting as a qualified intermediary to the extent necessary to qualify the transfer of the Assets as part of a like-kind exchange of property covered by Section 1031 of the IRC, provided, however, that no such assignment shall relieve Seller of any of its obligations under this Agreement. Buyer and Seller agree in good faith to use reasonable efforts to coordinate the transactions contemplated by this Agreement with any other transactions engaged in by either Buyer or Seller; provided that such efforts are not required to include an unreasonable delay in the consummation of the transactions contemplated by this Agreement. Seller agrees to pay any additional Transaction Taxes that may be imposed as a result of any like-kind exchange contemplated by this Section 11.2 and to reimburse Buyer for any additional out-of-pocket legal fees and expenses that may be incurred by Buyer in connection with any such exchange.

         Section 11.3 Transaction Taxes. Buyer and Seller shall each bear and be responsible for paying one-half of any sales, use, transfer, documentary, registration (other than any annual registration fees), business and occupation and other similar Taxes (including related penalties (civil or criminal), additions to tax and interest) imposed by any Governmental Body with respect to the transfer of Assets (including the Real Property) to Buyer ("Transaction Taxes"), regardless of whether the tax authority seeks to collect such Taxes from Seller or Buyer. Seller shall prepare all tax filings related to any Transaction Taxes (other than with respect to Real Property and motor vehicle title transfer and registration, which shall be prepared by Buyer). Fifteen (15) days prior to making such filings, the filing party shall provide to the nonfiling party the filing party's workpapers for the nonfiling party's review and approval. The nonfiling party shall provide to the filing party approval or disapproval of such workpapers within ten (10) days of delivery by the filing party. The filing party shall be responsible for (i) administering the payment of such Transaction Taxes, (ii) defending or pursuing any Proceedings related thereto, and (iii) paying any expenses related thereto, in each case subject to reimbursement by the nonfiling party for one-half of such payments and expenses. Each party shall give prompt written notice to the other of any proposed adjustment or assessment of any Transaction Taxes with respect to the transaction, or of any examination of said transaction in a sales, use, transfer or similar tax audit. In any Proceedings, whether formal or informal, the filing party shall control the defense of such Proceedings, but shall permit the nonfiling party to participate in the defense of such proceeding and shall take all actions and execute all documents required to allow such participation. Neither party shall negotiate a settlement or compromise of any Transaction Taxes without the prior written consent of the other, which consent shall not be unreasonably withheld.

                                   ARTICLE XII
                              ENVIRONMENTAL MATTERS

         Section 12.1 Environmental Due Diligence.

                  (a) Right to Conduct Environmental Due Diligence. Regarding environmental matters, Buyer has completed its initial environmental due diligence prior to execution of this Agreement, including a review of the Environmental Data. Buyer also has required Seller to make the representations concerning environmental matters set forth in Section 5.14, upon which Buyer is relying. In light of these actions, Buyer agrees not to conduct additional environmental due diligence (including employee interviews and sampling of any media or wastewater) except in accordance with this Section 12.1. All activities of Buyer regarding environmental due diligence shall be conducted to minimize any inconvenience or interruption of the normal use and enjoyment of the Business and the Assets.

                  (b) Delivery of Environmental Reports. Seller has made available to Buyer before the date of execution of this Agreement copies of all written environmental audits, reports or studies in Seller's possession of which Seller has Knowledge and which were prepared after December 31, 1996, concerning the existence or possible existence of Hazardous Materials on, or under or adjacent to any of the Real Property or relating to potential Environmental Liability of Seller in connection with the Business or the Assets. Buyer shall provide to Seller copies of all reports, assessments and other information composed or compiled by Buyer or Buyer's environmental consultant(s) promptly following Buyer's receipt thereof. Buyer shall treat all such information delivered to, or composed or compiled by, Buyer or Buyer's environmental consultant(s) as Environmental Data in accordance with the procedures of Section 12.1(c).

                  (c) Confidentiality of Environmental Data. All audits, reports and studies delivered to or prepared by Buyer and all other information collected and generated as a result of Buyer's environmental due diligence ("Environmental Data") will be subject to the terms and conditions of the Confidentiality Agreement, except as otherwise expressly provided in this
Section 12.1. Neither Buyer nor its environmental consultant(s) shall disclose or release any Environmental Data without the prior written consent of Seller and all such information shall be kept strictly confidential. The Environmental Data shall be prepared at the request of counsel to Buyer and, to the fullest extent permitted by law, shall be the work product of such counsel and constitute confidential attorney/client communications. The Environmental Data shall be transferred among Buyer and its consultant(s) in a manner that will preserve, to the greatest extent possible, such privileges. Buyer expressly agrees that until the Closing, it will not distribute the Environmental Data to any third party without Seller's prior written consent. After the Closing, each Party agrees that it will not distribute the Environmental Data to any third party without the other's prior written consent, except as required by law or by express provisions of its corporate compliance program if the other Party is provided written notice at least ten (10) days prior to such distribution, provided, however, that for a period of two (2) years after the Closing Date, Buyer may distribute the Environmental Data to any potential purchaser of the Assets only after first notifying the Seller.

                  (d) Environmental Consultants. Buyer may retain one or more outside environmental consultants to assist in its environmental due diligence concerning the Assets and shall notify Seller of the environmental consultant or consultants Buyer intends to retain. Thereafter, Seller shall have five (5) days after receipt of such notification to notify Buyer in writing of Seller's objection (which must be for good cause) and substantiate the basis for that objection. If Seller does not object for good cause and substantiate that objection within said five (5) day period, Seller shall be deemed to have consented to Buyer's selection.

                  (e) Phase I Reviews. Buyer has conducted various environmental assessment activities with respect to the Assets, including reviewing existing environmental reports, correspondence, permits and related materials regarding the Assets, but excluding inspecting individual sites. Buyer may not conduct any further Phase I environmental assessment activities with respect to the Assets without the prior written consent of Seller, which consent may be withheld, conditioned or delayed by Seller in its sole discretion. Any permitted Phase I environmental assessment activities shall not include any sampling or intrusive testing.

                  (f) Phase II Reviews. Buyer may not conduct any Phase II environmental assessment activities with respect to the Assets (including, but not limited to, the taking and analysis of soil, surface water and groundwater samples, testing of buildings, drilling wells, taking soil borings and excavating) without the prior written consent of Seller, which consent may be withheld, conditioned or delayed by Seller in its sole discretion.

                  (g) Additional Due Diligence. Notwithstanding the foregoing, if prior to Closing Seller receives notice of any Proceeding or Threatened Proceeding arising under Environmental Laws or if Seller otherwise acquires Knowledge that is reasonably likely to require a change to Schedule 5.14, Seller promptly shall notify Buyer of the same and Buyer may request that Seller authorize Buyer to conduct specific additional environmental due diligence measures if and to the extent that such measures are required to determine the extent of any potential Environmental Liability relating thereto. Such authorization shall not be unreasonably withheld, conditioned or delayed by Seller. Any such additional environmental due diligence shall be conducted at Buyer's sole expense.

                  (h) Indemnity for Due Diligence Activities. Buyer hereby agrees to indemnify and hold harmless Seller, Seller's Affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all Losses with respect to persons or property arising out of or resulting from any site visit by Buyer or its environmental consultant(s) and resulting from an act or omission of Buyer or its environmental consultant(s), provided, however, that such indemnity shall not extend to Losses resulting from the discovery of pre-existing damage or other pre-existing conditions of the Assets.

                                  ARTICLE XIII
                                 INDEMNIFICATION

         Section 13.1 Indemnification by Seller. From and after Closing and subject to the other provisions of this Article XIII, Seller shall indemnify and hold harmless Buyer, its Representatives, Affiliates, successors and permitted assigns (collectively, the "Buyer Indemnitees") from and against any and all Losses arising out of or resulting from:

                  (a) any representations and warranties made by Seller in this Agreement not being true and correct when made or when required by this Agreement to be true and correct, or any breach or default by Seller in the performance of its covenants, agreements, or obligations under this Agreement required to be performed prior to Closing;

                  (b) any breach or default by Seller in the performance of its covenants, agreements, or obligations under this Agreement required to be performed after Closing; and

                  (c) the Retained Liabilities, including the Retained Environmental Liabilities.

         Section 13.2 Indemnification by Buyer. From and after Closing and subject to the other provisions of this Article XIII, Buyer shall indemnify and hold harmless Seller, its Representatives, Affiliates, successors and permitted assigns (collectively, the "Seller Indemnitees") from and against any and all Losses arising out of or resulting from:

                  (a) any representations and warranties made by Buyer in this Agreement not being true and correct when made or when required by this Agreement to be true and correct, or any breach or default by Buyer in the performance of its covenants, agreements, or obligations under this Agreement required to be performed prior to Closing;

                  (b) any breach or default by Buyer in the performance of its covenants, agreements, or obligations under this Agreement required to be performed after Closing;

                  (c) Assumed Liabilities, including the Assumed Environmental Liabilities; and

                  (d) any event as a result of which the interest on the Bonds may be included in the gross income of the recipient for purposes of federal income taxation, to the extent such event arises out of or results from any act, negligence, fault or failure of Buyer or any assignee, lessee or successor of Buyer, including any breach or default by Buyer in its performance of the Buyer's IDRB Obligations and any breach or violation of the representations, warranties, covenants and agreements set forth in the IDRB Obligations Agreement executed and delivered by Buyer in accordance with Sections 6.7(a) and 8.1(d).

                  Section 13.3 Limitations on Liability. Notwithstanding anything to the contrary in this Agreement, the liability of Seller and Buyer under this Agreement and any documents delivered in connection herewith or contemplated hereby shall be limited as follows:

                  (a) IN NO EVENT SHALL SELLER BE LIABLE TO THE BUYER INDEMNITEES, OR SHALL BUYER BE LIABLE TO THE SELLER INDEMNITEES, FOR ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE OR SPECULATIVE DAMAGES; provided, however, that if Buyer or Seller is held liable to a third party for any of such damages and Seller or Buyer, respectively is obligated to indemnify the other for the matter that gave rise to such damages, then Seller or Buyer, as appropriate, shall be liable for, and obligated to reimburse the other for, such damages.

                  (b) Except as provided below, the representations, warranties, covenants and agreements of Seller and Buyer set forth in this Agreement shall survive the Closing for the applicable period of time set forth below in this
Section 13.3(b), and all representations, warranties, covenants and agreements of Seller and Buyer under this Agreement and the indemnities granted by Seller and Buyer in Section 13.1 or Section 13.2, respectively, shall terminate at 5:00 p.m., local time in Stamford, Connecticut, on the appropriate anniversary of the Closing Date or on the expiration of the applicable statute of limitations (or extensions or waivers thereof), as the case may be, as set forth below in this
Section 13.3(b); provided, however, that such indemnities shall survive with respect only to the specific matters that is the subject of a proper Claim Notice delivered in good faith in compliance with the requirements of this
Section 13.3 until the earlier to occur of (A) the date on which a final nonappealable resolution of the matter described in such Claim Notice has been reached or (B) the date on which the matter described in such Claim Notice has otherwise reached final resolution.

                           (1) The representations and warranties of Seller
contained in Section 5.9 (Taxes), the covenants and agreements of Seller relating to Taxes, and the related indemnity obligations of Seller contained in
Section 13.1 shall terminate on, and no action or claim with respect thereto may be brought following, the expiration of the applicable statute of limitations (or extensions or waivers thereof).

                           (2) The representations and warranties of Seller
contained in Section 5.5 (Title to Assets; Liens) and the related indemnity obligations of Seller contained in Section 13.1 shall terminate on, and no action or claim with respect thereto may be brought after, the third anniversary of the Closing Date.

                           (3) The representations and warranties of Sellers
contained in Section 5.14 (Environmental Matters) and the related indemnity obligations of Sellers contained in Section 13.1 shall terminate on, and no action or claim with respect thereto may be brought after, the fourth anniversary of the Closing Date.

                           (4) All other representations and warranties of
Seller and Buyer contained in this Agreement and the related indemnity obligations of Buyer and Seller contained in this Agreement shall terminate on, and no further action or claim with respect thereto may be brought after, the second anniversary of the Closing Date.

                           (5) Except as set forth in the proviso to this clause
(5), the indemnity obligations of Seller contained in Section 13.1 with respect to any Retained Liability shall terminate on, and no action or claim with respect thereto may be brought after, the second anniversary of the Closing Date, provided that the indemnity obligations of Seller contained in Section
13.1 for (i) Retained Liabilities relating to Taxes shall survive until the expiration of the applicable statute of limitations (or extensions or waivers thereof); (ii) Retained Environmental Liabilities with respect to which Seller had no Knowledge as of the Closing Date shall survive until the fourth anniversary of the Closing Date; and (iii) Retained Liabilities described in Sections 2.3(a), (c) and (d), Retained Liabilities relating to the Proceedings described in items I.1 and I.2 of Schedule 5.8, and any Disclosed Pre-Closing Liability (and any liability or obligation that would have been a Disclosed Pre-Closing Liability had Seller disclosed such liability or obligation to Buyer if Seller had Knowledge of such liability or obligation as of the Closing Date) shall survive for an unlimited period of time. The Retained Liabilities described in clauses (i) and (iii) of this Section 13.3(b)(5) are collectively referred to hereinafter as the "Specified Retained Liabilities.

                           (6) The indemnity obligations of Buyer contained in
Section 13.2 with respect to any Assumed Liability shall survive for an unlimited period of time.

                           (7) Notwithstanding the foregoing, the Parties
acknowledge that Buyer shall be entitled to indemnification by Seller for Losses incurred by Buyer in respect of any intentional or reckless misrepresentation or omission or fraud by Seller without any time limitation (it being understood that the failure to cure a breach shall not, by itself, be an intentional or reckless act or omission).

In no event shall any amounts be recovered from Seller or Buyer under Section
13.1 or Section 13.2, respectively, or otherwise for any matter for which a Claim Notice is not delivered to Seller or Buyer, as the case may be, prior to the close of business on the applicable date set forth above.

                  (c) Notwithstanding anything to the contrary in this Agreement, Seller shall not be required to indemnify the Buyer Indemnities, or be otherwise liable in any way whatsoever to the Buyer Indemnitees, for any Losses (other than Losses incurred by Buyer in respect of the Specified Retained Liabilities and any intentional or reckless misrepresentation or omission or fraud by Seller, it being understood that the failure to cure a breach shall not, by itself, be an intentional or reckless act or omission (the "First-Dollar Losses")) until the Buyer Indemnitees have suffered Losses (determined after giving effect to the provisions of Section 13.3(f) and other than First-Dollar Losses) that, when taken together with all other claims for Losses (other than First-Dollar Losses) under Section 13.1 of each of the Related Purchase Agreements, are in excess of a deductible in an amount equal to two percent (2%) of the total of the Purchase Price plus the aggregate gross purchase price set forth in each Related Purchase Agreement that is consummated, after which point Seller will be obligated only to indemnify the Buyer Indemnitees from and against further Losses other than First-Dollar Losses in excess of such deductible. Buyer shall be entitled to indemnification for all First-Dollar Losses.

                  (d) Notwithstanding anything to the contrary in this Agreement, Seller shall not be required to indemnify the Buyer Indemnitees, or be otherwise liable in any way whatsoever to the Buyer Indemnitees, for any Losses (other than First-Dollar Losses) that, when combined with the aggregate amount of Losses (other than First-Dollar Losses) that are subject to indemnification by Seller under Section 13.1 of the Related Purchase Agreements, are in excess of an amount equal to five percent (5%) of the total of the Purchase Price plus the aggregate gross purchase price set forth in each Related Purchase Agreement that is consummated. Buyer shall be entitled to indemnification for all First-Dollar Losses.

                  (e) Except to the extent otherwise expressly provided in this Agreement, no right to indemnification under this Article XIII shall be limited by reason of any investigation conducted by any Party at any time or by the decision by a Party to complete the Closing. Notwithstanding the foregoing, Buyer acknowledges that Seller's indemnity obligations contained in Section 13.1 are subject to the applicable limitations set forth in Section 13.3, and that certain obligations and liabilities of Seller are included among the Assumed Liabilities.

                  (f) Neither Party shall have liability for any claim or Loss
(A) that is covered by insurance for which the other Party recovers payments in respect of such Loss or with respect to which the other Party otherwise recovers payments in respect of such Loss from any other sources (whether in a lump sum or stream of payments) or (B) that is the type normally recoverable by the Business through rates, but in each case only to the extent of such payments or recovery. With respect to insurance proceeds only, such recovery shall be calculated net of the insured party's out-of-pocket costs relating to claim preparation and settlement. With respect to recovery through rates, if the amount of the Losses that is included in rates is not specifically adjudicated in the related Final Order, the amount of the Losses included in rates will be calculated as follows: (i) if the cost associated with the Losses is booked as an item of operating expense, the amount of such expense included in rates will be the result of the ratio where total test period operating expenses allowed for ratemaking purposes in such Final Order is the numerator and Buyer's total requested test period operating expenses (including the Losses) is the denominator; (ii) if the cost associated with the Losses is booked as an item of rate base, the amount of such rate base included in rates will be the result of the ratio where total test period rate base allowed for ratemaking purposes in such Final Order is the numerator and Buyer's total requested test period rate base (including the Losses) is the denominator. Buyer agrees to use its commercially reasonable efforts to give timely and effective written notice to the appropriate insurance carrier(s) of any occurrence or circumstances which, in the judgment of Buyer consistent with its customary risk management practices, appear likely to give rise to a claim against Buyer that is likely to involve one or more insurance policies of Buyer. Any such notice shall be given in good faith by Buyer without regard to the possibility of indemnification payments by Seller under Section 13.1, and shall be processed by Buyer in good faith and in a manner consistent with its risk management practices involving claims for which no third party contractual indemnification is available. Buyer agrees that (i) if it is entitled to receive payment from Seller for a Loss, and
(ii) if Buyer has obtained insurance which may cover the claim or matter giving rise to such Loss, then (iii) such insurance shall be primary coverage and Buyer will make a claim under such insurance (if such claim can be made in good faith) before enforcing its right to receive payment from Seller. If at any time subsequent to the receipt by a Buyer Indemnitee of an indemnity payment from Seller hereunder, such Buyer Indemnitee (or any Affiliate thereof) receives any recovery, settlement or other similar payment with respect to the Loss for which it receives such indemnity payment, such Buyer Indemnitee shall promptly pay to Seller an amount equal to the amount of such recovery, less (for insurance proceeds only) any out-of-pocket costs incurred by such Buyer Indemnitee (or its Affiliates) in connection with claim preparation and settlement, but in no event shall any such payment exceed the amount of such indemnity payment; provided, that if such net recovery reduces the amount of Losses actually incurred by the Buyer Indemnitees to an amount that is then below the deductible amount set forth in Section 13.3(c) and if Seller has made other payments to the Buyer Indemnitees for other Losses in excess of such deductible amount, then Buyer also shall promptly pay to Seller an amount equal to the portion of such payments made by Seller that Seller would not have been obligated to make pursuant to Section 13.3(c) had the Losses of the Buyer Indemnitees not included the Losses covered by such net recovery. No other cost or expense relating to any such recovery shall reduce the amount of such payment to Seller.

                  (g) Notwithstanding any language contained in any Related Document (including deeds and other conveyance documents relating to the Real Property), the representations and warranties of Seller set forth in this Agreement will not be merged into any such Related Document and the indemnification obligations of Seller, and the limitations on such obligations, set forth in this Agreement shall control. No provision set forth in any such Related Document shall be deemed to enlarge, alter or amend the terms or provisions of this Agreement.

                  (h) In the event that the interest on any of the Bonds becomes subject to federal or state income taxation prior to Closing, the representations and warranties of Buyer contained in Section 6.7 with respect to such Bonds shall be null and void ab initio and no action or claim with respect thereto may be brought.

         Section 13.4 Claims Procedure.

                  (a) All claims for indemnification under Section 13.1 or 13.2, or any other provision of this Agreement except as otherwise expressly provided in this Agreement, shall be asserted and resolved pursuant to this Article XIII. Any Person claiming indemnification hereunder referred to as the "Indemnified Party" and any Person against whom such claims are asserted hereunder is hereinafter referred to as the "Indemnifying Party." In the event that any Losses are asserted against or sought to be collected from an Indemnified Party by a third party, said Indemnified Party shall with reasonable promptness provide to the Indemnifying Party a Claim Notice. The Indemnifying Party shall be relieved of its obligations to indemnify the Indemnified Party with respect to any such Losses only to the extent the Indemnified Party's delay in notifying the Indemnifying Party thereof in accordance with the provisions of this Agreement so prejudice the Indemnifying Party's ability to defend against the Losses. The Indemnifying Party shall have twenty (20) days from the personal delivery or receipt of the Claim Notice (the "Notice Period") to notify the Indemnified Party (i) whether or not it disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to such Losses and/or (ii) whether or not it desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Losses; provided, however, that any Indemnified Party is hereby authorized prior to and during the Notice Period to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party (and of which it shall have given notice and opportunity to comment to the Indemnifying Party) and not prejudicial to the Indemnifying Party. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such Losses, the Indemnifying Party shall have the right to defend all appropriate proceedings, and with counsel of its own choosing, which proceedings shall be promptly settled or prosecuted by them to a final conclusion. If the Indemnified Party desires to participate in, but not control, any such defense or settlement it may do so at its sole cost and expense. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any Losses that the Indemnifying Party elects to contest or, if appropriate and related to the claim in question, in making any counterclaim against the Person asserting the third party Losses, or any cross-complaint against any Person. No claim may be settled or otherwise compromised without the prior written consent of both the Indemnifying Party and the Indemnified Party.

                  (b) The Indemnified Party shall provide reasonable assistance to the Indemnifying Party and provide access to its books, records and personnel as the Indemnifying Party reasonably requests in connection with the investigation or defense of the Losses. The Indemnifying Party shall promptly upon receipt of reasonable supporting documentation reimburse the Indemnified Party for out-of-pocket costs and expenses incurred by the latter in providing the requested assistance.

                  (c) With regard to third party claims for which Buyer or Seller is entitled to indemnification under Section 13.1 or 13.2, such indemnification shall be paid by the Indemnifying Party upon: (i) the entry of an Order against the Indemnified Party and the expiration of any applicable appeal period; or (ii) a settlement with the consent of the Indemnifying Party, provided that no such consent need be obtained if the Indemnifying Party fails to respond to the Claim Notice as provided in Section 13.4(a). Notwithstanding the foregoing but subject to Section 13.4(a), and provided that there is no dispute as to the applicability of indemnification, expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party as if such expenses are a liability of the Indemnifying Party.

         Section 13.5 Exclusive Remedy. Except as otherwise provided in Section 6.4, the rights, remedies and obligations of the Buyer Indemnitees and the Seller Indemnitees set forth in this Article XIII will be the exclusive rights, remedies and obligations of such Persons after the Closing with respect to this Agreement, the events giving rise to this Agreement and the transactions provided for herein or contemplated hereby or thereby. No Proceeding for termination or rescission, or claiming repudiation, of this Agreement or the Bill of Sale may be brought or maintained by either party against the other following the Closing Date no matter how severe, grave or fundamental any breach, default or nonperformance may be by one party. Accordingly, the parties hereby expressly waive and forego any and all rights they may possess to bring any such Proceeding.

         Section 13.6 Indemnification for Negligence. WITHOUT LIMITING OR ENLARGING THE SCOPE OF THE INDEMNIFICATION OBLIGATIONS SET FORTH IN THIS AGREEMENT, AN INDEMNIFIED PARTY SHALL BE ENTITLED TO INDEMNIFICATION HEREUNDER IN ACCORDANCE WITH THE TERMS HEREOF, REGARDLESS OF WHETHER THE LOSS OR CLAIM GIVING RISE TO SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, VIOLATION OF ANY LAW OR OTHER LEGAL FAULT OF OR BY SUCH INDEMNIFIED PARTY. THE PARTIES AGREE THAT THIS PARAGRAPH CONSTITUTES A CONSPICUOUS LEGEND.

         Section 13.7 Waiver and Release.

                  (a) Buyer, on behalf of itself and each other Buyer Indemnitee, hereby forever waives, relieves, releases and discharges the Seller Indemnitees and their successors and assigns from any and all rights, liabilities, Proceedings (including future Proceedings) and Losses of any Buyer Indemnitee, whether known or unknown at the Closing Date, which any Buyer Indemnitee has or incurs, or may in the future have or incur, arising out of or related to any Assumed Environmental Liability.

                  (b) Seller, on behalf of itself and each other Seller Indemnitee, hereby forever waives, relieves, releases and discharges to Buyer Indemnitees and their successors and assigns from any and all rights, liabilities, Proceedings (including future Proceedings) and Losses of any Seller Indemnitee, whether known or unknown at the Closing Date, which any Seller Indemnitee has or incurs, or may in the future have or incur, arising out of or related to any Retained Environmental Liabilities.

                                   ARTICLE XIV
                               GENERAL PROVISIONS

         Section 14.1 Expenses. Except as otherwise specifically provided herein, each Party will pay all costs and expenses of its performance of and compliance with this Agreement, except Buyer will pay all real estate transfer taxes and real estate recording fees, if any, including expenses of counsel associated with real estate title, transfer and recording issues.

         Section 14.2 Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been given upon receipt if either (a) personally delivered, (b) sent by prepaid first class mail, and registered or certified and a return receipt requested (c) sent by overnight delivery via a nationally recognized carrier or (d) by facsimile with completed transmission acknowledged:

                  If to Seller, to:

                  Citizens Utilities Company
                  High Ridge Park
                  Stamford, CT 06905
                  Attention:   Robert J. DeSantis
                  Telecopier:  (203) 614-4625

                  with a copy to:

                  Citizens Utilities Company
                  High Ridge Park
                  Stamford, CT 06905
                  Attention:   L. Russell Mitten, II
                  Telecopier:  (203) 614-4651

                  and:

                  Citizens Utilities Company
                  High Ridge Park
                  Stamford, CT 06905
                  Attention:   J. Michael Love
                  Telecopier:  (203) 614-5201

                  and:

                  Fleischman and Walsh, L.L.P.
                  1400 Sixteenth Street, N.W.
                  Washington, D.C.  20036
                  Attention: Jeffry L. Hardin
                  Telecopier:  (202) 387-3467

                  If to Buyer, to:

                  Cap Rock Energy
                  500 W. Wall Street, Suite 400
                  Midland, TX 79701
                  Attention: John D. Parker
                  Telecopier: (915) 684-0333

                  with a copy to:
                  Heller Ehrman White & McAuliffe LLP
                  701 Fifth Avenue, Suite 6100
                  Seattle, WA 98104-7098
                  Attention: Bruce M. Pym
                  Telecopier: (206) 447-0849

or at such other address or number as shall be given in writing by a party to the other party.

         Section 14.3 Assignment. This Agreement may not be assigned, by operation of law or otherwise, by any party hereto without the prior written consent of the other party hereto, such consent not to be unreasonably withheld; provided, however, in the event of any such assignment by a party by operation of law without the consent of the other party as required above, such other party may consent to such assignment after it has occurred and, in such event, this Agreement and all the provisions hereof shall be binding upon the Person receiving such assignment by operation of law. Notwithstanding the foregoing,
(a) Buyer may assign this Agreement, without the prior written consent of Seller, to any direct or indirect wholly-owned subsidiary of Buyer provided such subsidiary assumes in writing all of the duties and obligations of Buyer hereunder (provided that no such assignment by Buyer shall in any way operate to enlarge, alter or change any obligation due to Seller or relieve Buyer of its obligations hereunder if such subsidiary fails to perform such obligations, with the understanding that Buyer shall be jointly and severally liable with such subsidiary for any nonperformance of Buyer's obligations hereunder); and (b) Seller may assign all or part of its rights or delegate all or part of its duties under this Agreement, without the prior written consent of Buyer, to a qualified intermediary chosen by Seller to structure all or part of the transactions contemplated hereby as a like-kind exchange of property covered by
Section 1031 of the IRC (provided that no such assignment by Seller shall in any way operate to enlarge, alter or change any obligations due to Buyer or relieve Seller of its obligations hereunder if such qualified intermediary fails to perform such obligations, with the understanding that Seller shall be jointly and severally liable with such qualified intermediary for any nonperformance of Seller's obligations hereunder).

         Section 14.4 Successor Bound. Subject to the provisions of Section 14.3, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 14.5 Governing Law. The validity, performance, and enforcement of this Agreement and all Related Documents, unless expressly provided to the contrary, shall be governed by the laws of the State of Delaware without giving effect to the principles of conflicts of law of such state.

         Section 14.6 Dispute Resolution. Except as otherwise provided in Sections 3.3(c) and 6.4, and this Section 14.6, any dispute, controversy or claim between the parties relating to, arising out of or in connection with this Agreement (or any subsequent agreements or amendments thereto), including as to its existence, enforceability, validity, interpretation, performance or breach or as to indemnification or damages, including claims in tort, whether arising before or after the termination of this Agreement (any such dispute, controversy or claim being herein referred to as a "Dispute") shall be settled without litigation and only by use of the following alternative dispute resolution procedure:

                  (a) At the written request of a party, each party shall appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any Dispute. The discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the parties' representatives for purposes of these negotiations shall be treated as confidential information developed for the purposes of settlement, exempt from discovery and production, and without the concurrence of both parties shall not be admissible in the arbitration described below, or in any lawsuit. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in the arbitration.

                  (b) If negotiations between the representatives of the parties do not resolve the Dispute within 60 days of the initial written request, the Dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules, as then amended and in effect, of the American Arbitration Association (the "Rules"). Either party may demand such arbitration in accordance with the procedures set out in the Rules. The arbitration shall take place in Phoenix, Arizona. The arbitration hearing shall be commenced within 60 days of such party's demand for arbitration. The arbitrator shall have the power to and will instruct each party to produce evidence through discovery (i) that is reasonably requested by the other party to the arbitration in order to prepare and substantiate its case and (ii) the production of which will not materially delay the expeditious resolution of the dispute being arbitrated; each party hereto agrees to be bound by any such discovery order. The arbitrator shall control the scheduling (so as to process the matter expeditiously) and any discovery. The parties may submit written briefs. At the arbitration hearing, each party may make written and oral presentations to the arbitrator, present testimony and written evidence and examine witnesses. No party shall be eligible to receive, and the arbitrator shall not have the authority to award, exemplary or punitive damages. The arbitrator shall rule on the Dispute by issuing a written opinion within 30 days after the close of hearings. The arbitrator's decision shall be binding and final. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

                  (c) Each party will bear its own costs and expenses in submitting and presenting its position with respect to any Dispute to the arbitrator; provided, however, that if the arbitrator determines that the position taken in the Dispute by the nonprevailing party taken as a whole is unreasonable, the arbitrator may order the nonprevailing party to bear such fees and expenses, and reimburse the prevailing party for all or such portion of its reasonable costs and expenses in submitting and presenting its position, as the arbitrator shall reasonably determine to be fair under the circumstances. Each party to the arbitration shall pay one-half of the fees and expenses of the arbitrator and the American Arbitration Association.

                  (d) Notwithstanding any other provision of this Agreement, (i) either party may commence an action to compel compliance with this Section 14.6 and (ii) if any party, as part of a Dispute, seeks injunctive relief or any other equitable remedy, including specific enforcement, then such party shall be permitted to seek such injunctive or equitable relief in any federal or state court or competent jurisdiction before, during or after the pendency of a mediation or arbitration proceed under this Section 14.6.

         Section 14.7 Cooperation. Each of the parties hereto agrees to use its commercially reasonable best efforts to take or cause to be taken all action, and to do or cause to be done all things necessary, proper or advisable under applicable laws, regulations or otherwise, to consummate and to make effective the transactions contemplated by this Agreement, including, without limitation, the timely performance of all actions and things contemplated by this Agreement to be taken or done by each of the parties hereto.

         Section 14.8 Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between Buyer and Seller, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and Buyer and Seller hereby waive the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the party whose attorney prepared the executed draft or any earlier draft of this Agreement. The word "including" in this Agreement shall mean including without limitation. Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph, Exhibit and Schedule references are to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified.

         Section 14.9 Publicity. No party hereto shall issue, make or cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby, or otherwise make any disclosures relating thereto, without the prior written consent of the other party, such consent not to be unreasonably withheld or delayed; provided, however, that such consent shall not be required where such release or announcement is required by applicable law or the rules or regulations of a securities exchange, in which event the party so required to issue such release or announcement shall endeavor, wherever possible, to furnish an advance copy of the proposed release to the other party.

         Section 14.10 Waiver. Except as otherwise expressly provided in this Agreement, neither the failure nor any delay on the part of any party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or waiver of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege available to each party at law or in equity.

         Section 14.11 Parties in Interest. This Agreement (including the documents and instruments referred to herein) is not intended to confer upon any Person, other than the parties hereto and their successors and permitted assigns, any rights or remedies hereunder; provided, however, that the indemnification provisions in Article XIII shall inure to the benefit of the Buyer Indemnitees and the Seller Indemnitees as provided therein.

         Section 14.12 Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 14.13 Amendment. This Agreement may be amended only by an instrument in writing executed by the parties hereto.

         Section 14.14 Entire Agreement. This Agreement, the Exhibits and Schedules hereto and the documents specifically referred to herein and the Confidentiality Agreement constitute the entire agreement, understanding, representations and warranties of the parties hereto, and supersede all prior agreements, both written and oral, between Buyer and Seller. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Disclosure of any fact or item in any Schedule referenced by a particular paragraph or Section in this Agreement shall, should such fact or item or its contents be expressly or obviously related to any other paragraph or Section, be deemed to be disclosed with respect to that other paragraph or Section whether or not any explicit cross-reference appears therein.

         Section 14.15 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         Section 14.16 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.



                                        CITIZENS UTILITIES COMPANY



                                        By:
                                            -----------------------------------
                                            Robert J. DeSantis, Chief Financial
                                            Officer and Vice President



                                        CAP ROCK ELECTRIC COOPERATIVE




                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                        CAP ROCK ENERGY CORPORATION




                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:













    [Signature page to Purchase and Sale Agreement (Arizona Electric) between Citizens Utilities Company, Cap Rock Electric Cooperative and Cap Rock Energy
                  Corporation, dated as of February 11, 2000.]

                                                                  EXECUTION COPY









                           PURCHASE AND SALE AGREEMENT
                               (VERMONT ELECTRIC)

                                     between

                           CITIZENS UTILITIES COMPANY,


                          CAP ROCK ELECTRIC COOPERATIVE

                                       and

                           CAP ROCK ENERGY CORPORATION


                          Dated as of February 11, 2000

                                TABLE OF CONTENTS


                                                                                                               Page
ARTICLE I     DEFINITIONS.........................................................................................1
         Section 1.1       Certain Defined Terms..................................................................1
         Section 1.2       Other Defined Terms....................................................................9

ARTICLE II    PURCHASE AND SALE...................................................................................9
         Section 2.1       Purchase and Sale of Assets............................................................9
         Section 2.2       Assumed Liabilities....................................................................9
         Section 2.3       Retained Liabilities..................................................................11
         Section 2.4       Condition on Assignment or Assumption of Contracts and Rights.........................12

ARTICLE III   PURCHASE PRICE.....................................................................................12
         Section 3.1       Purchase Price........................................................................12
         Section 3.2       Deposit...............................................................................13
         Section 3.3       Calculation of Purchase Price.........................................................13
         Section 3.4       Prorations and Adjustments as of the Closing Date.....................................14

ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF BUYER............................................................15
         Section 4.1       Organization, Existence and Qualification.............................................15
         Section 4.2       Authority Relative to this Agreement and Binding Effect...............................15
         Section 4.3       Governmental Approvals................................................................15
         Section 4.4       Availability of Funds.................................................................16
         Section 4.5       Filings...............................................................................16
         Section 4.6       Brokers...............................................................................16
         Section 4.7       Independent Investigation.............................................................16
         Section 4.8       Public Utility Holding Company Status; Regulation as a Public Utility.................16
         Section 4.9       Buyer's Financial Statements..........................................................17
         Section 4.10      Buyer's Insurance. ...................................................................17

ARTICLE V     REPRESENTATIONS AND WARRANTIES OF SELLER...........................................................17
         Section 5.1       Organization, Existence and Qualification.............................................17
         Section 5.2       Authority Relative to this Agreement and Binding Effect...............................17
         Section 5.3       Governmental and Other Required Consents..............................................17
         Section 5.4       Public Utility Holding Company Status; Regulation as a Public Utility.................18
         Section 5.5       Title to Assets; Liens................................................................18
         Section 5.6       Financial Statements..................................................................18
         Section 5.7       Compliance with Legal Requirements; Governmental Permits.  ...........................19
         Section 5.8       Legal Proceedings; Outstanding Orders. ...............................................19
         Section 5.9       Taxes.................................................................................20
         Section 5.10      Intellectual Property.................................................................20
         Section 5.11      Personal Property.....................................................................20
         Section 5.12      Material Contracts; Existing Loan Documents...........................................20
         Section 5.13      Employee Benefit Matters..............................................................21
         Section 5.14      Environmental Matters.................................................................21
         Section 5.15      No Material Adverse Change............................................................22
         Section 5.16      State and Federal Regulatory Matters..................................................22
         Section 5.17      Brokers...............................................................................23
         Section 5.18      Employee Relations....................................................................23



                                                                                                               Page
         Section 5.19      Insurance.............................................................................23
         Section 5.20      Accounts Receivable...................................................................23
         Section 5.21      Appropriate Knowledge Persons.........................................................24
         Section 5.22      Disclaimer............................................................................24

ARTICLE VI    COVENANTS..........................................................................................24
         Section 6.1       Covenants of Seller...................................................................24
         Section 6.2       Covenants of Buyer....................................................................27
         Section 6.3       Governmental Filings..................................................................28
         Section 6.4       Citizens Marks........................................................................28
         Section 6.5       Acknowledgment by Buyer...............................................................29
         Section 6.6       Transition Plan.  ....................................................................29
         Section 6.7       Title Insurance.......................................................................30
         Section 6.8       Sale of Generating Assets.............................................................30
         Section 6.9       Hydro-Quebec Step-up Indemnity Agreement..............................................31

ARTICLE VII   CONDITIONS PRECEDENT...............................................................................31
         Section 7.1       Seller's Conditions Precedent to Closing..............................................31
         Section 7.2       Buyer's Conditions Precedent to Closing...............................................33

ARTICLE VIII  CLOSING............................................................................................34
         Section 8.1       Closing...............................................................................34

ARTICLE IX    TERMINATION........................................................................................35
         Section 9.1       Termination Rights....................................................................35
         Section 9.2       Limitation on Right to Terminate: Effect of Termination...............................36

ARTICLE X     EMPLOYEE MATTERS...................................................................................37
         Section 10.1      Employment of Transferred Employees...................................................37
         Section 10.2.     Assumption of Collective Bargaining Agreement Obligations.............................38
         Section 10.3      Cessation of Participation in Seller's Plans; Proration of Bonuses....................38
         Section 10.4      Similarity of Benefit Packages........................................................38
         Section 10.5      Defined Benefit Pension Plan..........................................................39
         Section 10.6      401(k) Plan...........................................................................39
         Section 10.7      Welfare Benefits......................................................................40
         Section 10.8      Flexible Spending Accounts............................................................41
         Section 10.9      Employment Agreements.................................................................41
         Section 10.10     Vacation..............................................................................41
         Section 10.11     Severance.............................................................................41



                                                                                                               Page
ARTICLE XI    TAX MATTERS........................................................................................41
         Section 11.1      Purchase Price Allocation.............................................................41
         Section 11.2      Cooperation with Respect to Like-Kind Exchange........................................42
         Section 11.3      Transaction Taxes.....................................................................42

ARTICLE XII   ENVIRONMENTAL MATTERS..............................................................................43
         Section 12.1      Environmental Due Diligence...........................................................43

ARTICLE XIII  INDEMNIFICATION....................................................................................44
         Section 13.1      Indemnification by Seller.............................................................44
         Section 13.2      Indemnification by Buyer..............................................................45



                                                                                                               Page
         Section 13.3      Limitations on Liability..............................................................45
         Section 13.4      Claims Procedure......................................................................48
         Section 13.5      Exclusive Remedy......................................................................49
         Section 13.6      Indemnification for Negligence........................................................49
         Section 13.7      Waiver and Release....................................................................50

ARTICLE XIV  GENERAL PROVISIONS..................................................................................50
         Section 14.1      Expenses..............................................................................50
         Section 14.2      Notices...............................................................................50
         Section 14.3      Assignment............................................................................51
         Section 14.4      Successor Bound.......................................................................52
         Section 14.5      Governing Law.........................................................................52
         Section 14.6      Dispute Resolution....................................................................52
         Section 14.7      Cooperation...........................................................................53
         Section 14.8      Construction of Agreement.............................................................53
         Section 14.9      Publicity.  ..........................................................................54
         Section 14.10     Waiver................................................................................54
         Section 14.11     Parties in Interest...................................................................54
         Section 14.12     Section and Paragraph Headings........................................................54
         Section 14.13     Amendment.............................................................................54
         Section 14.14     Entire Agreement......................................................................54
         Section 14.15     Counterparts..........................................................................54
         Section 14.16     Severability..........................................................................55


                                LIST OF EXHIBITS

Exhibit 7.1(g)       Form of Buyer's Opinion of Counsel
Exhibit 7.2(g)       Form of Seller's Opinion of Counsel
Exhibit 8.1(a)       Form of Bill of Sale



                                LIST OF SCHEDULES

Schedule 1.1(a)      Excluded Assets
Schedule 1.1(b)      Related Purchase Agreements
Schedule 2.2(b)      Certain Assumed Proceedings
Schedule 5.2         Seller's Authority
Schedule 5.3         Seller's Governmental and Other Required Consents
Schedule 5.5         Encumbrances; Owned Real Property
Schedule 5.6(a)      Financial Statements
Schedule 5.6(b)      Certain Liabilities
Schedule 5.7         Compliance with Legal Requirements; Governmental Permits
Schedule 5.8         Legal Proceedings; Outstanding Orders
Schedule 5.9         Taxes
Schedule 5.10        Intellectual Property
Schedule 5.11        Extraordinary Required Repairs
Schedule 5.12        Material Contracts
Schedule 5.13        Employee Matters
Schedule 5.14        Environmental Matters
Schedule 5.15        Material Adverse Changes
Schedule 5.16        State and Federal Regulatory Matters
Schedule 5.19        Seller's Insurance
Schedule 6.1         Conduct of Business
Schedule 6.2(c)      Citizens' Guarantees and Surety Instruments
Schedule 10.1        Active Employees
Schedule 10.7        Retirees and "Grandfathered Employees"

                           PURCHASE AND SALE AGREEMENT
                               (VERMONT ELECTRIC)

         This PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of the 11th day of February, 2000, by and between CITIZENS UTILITIES COMPANY, a Delaware corporation ("Seller"), and CAP ROCK ELECTRIC COOPERATIVE, a Texas corporation, and CAP ROCK ENERGY CORPORATION, a Texas corporation ("Cap Rock Energy"). Cap Rock Cooperative and Cap Rock Energy are sometimes referred to in this Agreement individually as a "Buyer Entity" and collectively as the "Buyer". Capitalized terms used herein shall have the meanings ascribed to them in
Article I, unless otherwise provided.

                              W I T N E S S E T H :

         WHEREAS, Seller owns all of the Assets; and

         WHEREAS, Buyer desires to purchase, and Seller desires to sell, the Assets, subject in all respects to the provisions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1 Certain Defined Terms. For purposes of this Agreement, the following terms have the meanings specified or referred to in this Article I (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

         "Affiliates" or "Affiliated Entities" -- entities shall be deemed "Affiliated" as to each other to the extent (i) one of the entities directly or indirectly controls the other, or the direct or indirect control of one of the entities is exercised by the officers, directors, stockholders, or partners of the other entity (whether or not such persons exercise such control in their capacities as officers, directors, stockholders, or partners) or (ii) is deemed to be an Affiliate under existing statutes or regulations of the SEC.

         "Assets" -- all of the assets, property and interests of every type and description, real, personal or mixed, tangible and intangible, owned by Seller and relating primarily to the Business, other than the Excluded Assets.

         "Assumed Environmental Liabilities" -- means any of the following:

             (a) All Environmental Liabilities of Seller relating to the Business or the Assets and arising from or relating to the environmental matters or incidents disclosed by Seller on Schedule 5.14 as of the date of execution of this Agreement that remain outstanding as of the Closing Date, it being understood by the parties that the unadjusted Purchase Price reflects Buyer's estimate of any Losses that could arise after the Closing Date with respect to such Environmental Liabilities;

             (b) All Environmental Liabilities of Seller relating to the Business or the Assets and arising from or relating to environmental matters or incidents that are disclosed to Buyer by Seller after the date of execution of this Agreement (including any additional disclosures appearing on Schedule 5.14 as revised by Seller and delivered to Buyer prior to the Closing Date) but prior to the Closing Date that remain outstanding as of the Closing Date, provided that any Losses incurred by Buyer in connection with any such Environmental Liability in any year in excess of $200,000 or in the aggregate (when combined with all other Losses incurred by Buyer in connection with its performance or discharge of other Disclosed Pre-Closing Liabilities) in excess of $2,000,000 shall be Retained Environmental Liabilities and Seller shall be obligated to indemnify Buyer pursuant to Section 13.1 (but subject to the applicable limitations on such obligations provided in Section 13.3(f)) for such Losses incurred by Buyer in the amount of such excess; and

             (c) Any other Environmental Liability relating to the Business, the Assets, Buyer or any Affiliate, successor or assign of Buyer, to the extent arising or relating to the period after the Closing, including with respect to the removal of asbestos or asbestos-containing materials in connection with any renovation or structural change to any Asset conducted after Closing.

         "Business" -- means collectively:

             (a) the electricity, generation, transmission and distribution business conducted by Seller within the State of Vermont through its Vermont Electric division; and

             (b) the provision of related services and products and the engagement in related activities by Seller within the State of Vermont through its Vermont Electric division.

         "Capital Budget -- means the capital budget for the Business approved by the Board of Directors of Seller for the year 2000.

         "Claim Notice" -- means a written notice of a claim given by a party seeking indemnification pursuant to the terms of this Agreement that specifies in reasonable detail the nature of the Losses and the estimated amount of such Losses.

         "Confidentiality Agreement" -- means that certain confidentiality agreement dated October 21, 1999, between Buyer and Seller.

         "Consent" -- any approval, consent, ratification, waiver, license, permit, registration, certificate, exemption, legal statute, order, determination or other authorization from any Person.

         "Contract" -- any agreement, contract, document, instrument, obligation, promise or undertaking (whether written or oral) that is legally binding, including Easements.

         "Disclosed Pre-Closing Liabilities" means any and all liabilities and obligations relating to or arising from Seller's ownership of the Assets or Seller's conduct or operation of the Business on or prior to the Closing Date that were not disclosed in any Schedule to this Agreement as of the date of execution of this Agreement (and with respect to which Seller had no Knowledge as of the date of execution of this Agreement) and that are disclosed to Buyer by Seller after the date of execution of this Agreement to the extent remaining outstanding or undischarged as of the Closing Date, including the Environmental Liabilities described in clause (b) of the definition of Assumed Environmental Liabilities and the Proceedings described in Section 2.2(c), but expressly excluding any such liabilities and obligations that are Retained Liabilities pursuant to Section 2.3(a), (b), (c) or (d) or with respect to which the Purchase Price is reduced (but only to the extent reduced).

         "Easements"-- means all easements, rights of way, permits, licenses, and other ways of necessity, whether or not of record.

         "Encumbrance" -- any charge, adverse claim, lien, mortgage, pledge or security interest.

         "Environmental Law"-- any Order or Legal Requirement, and any judicial and administrative interpretation thereof and related policies, guidelines and standards, relating to pollution or protection of the environment and natural resources, including those relating to (a) emissions, discharges, Releases or threatened Releases of Hazardous Material into the environment (including ambient air, surface water, groundwater or land), and (b) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Material, each as in effect as of the date of determination.

         "Environmental Liability" -- means any liability, responsibility or obligation arising out of or relating to:

             (a) the presence of any Hazardous Material in the fixtures, structures, soils, groundwater, surface water or air on, under or about or emanating from the assets and properties currently or formerly used, operated, owned, leased, controlled, possessed, occupied or maintained by a Person, and any such Hazardous Material emanating to adjoining or other properties;

             (b) the use, generation, production, manufacture, treatment, storage, disposal, Release, threatened Release, discharge, spillage, loss, seepage or filtration of Hazardous Materials by a Person or its employees, agents or contractors from, on, under or about the assets or properties currently or formerly used, operated, owned, leased, controlled, possessed, occupied or maintained by such Person or the presence therein or thereunder of any underground or above-ground tanks for the storage of fuel oil, gasoline and/or other petroleum products or by-products or other Hazardous Material;

             (c) the violation or noncompliance or alleged violation or noncompliance by a Person or its employees, agents or contractors of any Environmental Law arising from or related to its or their conduct, actions or operations or the former or current use, operation, ownership, lease, possession, control, occupancy, maintenance or condition of any of such Person's former or current assets or properties;

             (d) the failure by a Person or its employees, agents, or contractors to have obtained or maintained in effect any Consent required by any Environmental Law as a result of its or their conduct, actions or operations or the use, operation, ownership, lease, control, possession, occupancy, maintenance or condition of such Person's assets or properties;

             (e) any and all Proceedings arising out of any of the above-described matters, including Proceedings by Governmental Bodies for enforcement, cleanup, removal, treatment, response, remedial or other actions or damages and Proceedings by any third Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief; and

             (f) any and all remedial work and other corrective action (including investigation or monitoring of site conditions, or any clean-up, containment, restoration or removal) taken by, or the costs of which are imposed upon, a Person arising from any of the above-described matters.

         "ERISA" - the Employee Retirement Income Security Act of 1974, as amended, or any successor law, and regulations and rules issued pursuant to that act or any successor law.

         "Excluded Assets" -- means the following assets of Seller, each of which shall be excluded from the Assets, and not acquired by the Buyer, at
Closing:

             (a) assets that Seller uses in both the Business and in Seller's other gas, electric, communications or water businesses, and which are described generally on Schedule 1.1(a), and Contracts regarding the procurement of services or goods by Seller for use in such in other businesses;

             (b) cash and cash equivalents in transit, in hand or in bank accounts;

             (c) except as otherwise set forth in Article X, assets attributable to or related to an Employee Benefit Plan of Seller;

             (d) the stock record and minute books of Seller, duplicate copies of all books and records transferred to Buyer, all records prepared in connection with the sale of the Business (including bids received from third parties and analysis relating to the Business);

             (e) assets disposed of by Seller after the date of this Agreement to the extent such dispositions are not prohibited by this Agreement;

             (f) except to the extent set forth in Section 3.4, rights to refunds of Taxes payable for periods prior to the Closing with respect to the Business, assets, properties or operations of Seller or any member of any affiliated group of which either of them is a member;

             (g) accounts owing, by and among Seller and its Affiliates;

             (h) all deferred tax assets or collectibles for periods prior to the Closing;

             (i) any insurance policy, bond, letter of credit or other similar item, and any cash surrender value in regard thereto;

             (j) the Citizens Marks; and

             (k) the other assets listed on Schedule 1.1(a).

         "Existing Loan Documents"-- means all Contracts relating to the indebtedness for money borrowed by Seller and used in connection with the Business or the Assets as of the date hereof to which Seller is a party, excluding line extension agreements or similar arrangements involving customer advances for construction, it being understood and agreed that customer advances, customer deposits and construction advances do not create indebtedness for money borrowed.

         "Final Order" -- an action by a Governmental Body as to which: (a) no request for stay of the action is pending, no such stay is in effect and if any time period is permitted by statute or regulation for filing any request for such stay, such time period has passed; (b) no petition for rehearing, reconsideration or application for review of the action is pending and the time for filing any such petition or application has passed; (c) such Governmental Body does not have the action under reconsideration on its own motion and the time in which such reconsideration is permitted has passed;

and (d) no appeal to a court, or a request for stay by a court of the Governmental Body's action is pending or in effect and the deadline for filing any such appeal or request has passed.

         "Future Regulatory Obligations" -- means all liabilities, responsibilities and obligations relating to the Assets or the Business, including capital expenditure obligations and liabilities of the types that appear as "Accrued Liabilities" and "Non-Current Liabilities" on the Balance Sheet, arising out of any Legal Requirement or other action of any state or federal regulatory commission or local franchising authority, including with respect to all Proceedings of any state regulatory commission relating to the Assets or the Business commenced before or after the Closing Date, regardless of whether the Legal Requirement or other action is or purports to be based on conduct, actions, facts, circumstances or conditions arising, existing or occurring at any time on or prior to the Closing Date, but other than liabilities, responsibilities and obligations (i) relating to any Retained Environmental Liability or (ii) arising out of Seller's violation of any Order or Legal Requirement of such Governmental Body, as in effect and as reasonably interpreted by common industry practice as of the date such violation occurred, that is found by Final Order to have occurred prior to Closing and that is reasonably likely to have a material adverse effect on the Business or the Assets, taken as a whole.

         "GAAP" -- generally accepted United States accounting principles, applied on a consistent basis.

         "Generating Assets" -- all of Seller's generating facilities and dams located in the State of Vermont, including the Newport Generating Facility Units 1, 2, 3 and 11, the Troy Generating Facility, and the West Charleston Generating Facility (collectively, the "Generating Facilities"), together with (a) the Real Property associated with such Generating Facilities and dams, including the buildings and other improvements located thereon and approximately 500 acres of unimproved Real Property located around the Generating Facilities; (b) the diesel generator sets of Seller located at the Newport Generating Facility Units 1, 2 and 3; (c) all other tangible personal property located on or relating to the Generating Facilities; and (d) Easements and Consents (to the extent transferrable) relating to such Generating Facilities.

         "Governmental Body" -- any of the following that possesses competent jurisdiction:

             (a) federal, state, county, local, municipal or other governmental body;

             (b) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal); or

             (c) any governmental body entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

         "Hazardous Materials" -- any waste or other chemical, material or substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, toxic, or a pollutant or a contaminant, or words of similar import, under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including oil, natural gas, petroleum and all derivatives thereof or synthetic substitutes therefor, asbestos or asbestos-containing materials, any flammable substances or explosives, any radioactive materials, any toxic wastes of substances, urea formaldehyde foam insulation, toluene or polychlorinated biphenyls.

         "HSR Act" -- the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successor law, and regulations and rules issued by the U.S. Department of Justice or the Federal Trade Commission pursuant to that act or any successor law.

         "Hydro-Quebec Contracts" -- means (a) the Firm Power and Energy Contract between Hydro-Quebec and Vermont Joint Owners, dated as of December 4, 1987, as amended (as amended, the "H-Q/VJO Contract"), and (b) the Hydro-Quebec Participation Agreement among the electric utilities named therein, dated as of April 1, 1988, as amended and restated pursuant to Amendment No. 5 to Hydro-Quebec Participation Agreement made as of October 21, 1993 (as amended and restated, the "H-Q Participation Agreement").

         "IRC" - the Internal Revenue Code of 1986, as amended.

         "IRS" -- the Internal Revenue Service or any successor agency.

         "Knowledge" -- means, with respect to Seller, the actual knowledge of Seller's Chief Financial Officer; President, Citizens Public Services; Vice President of Arizona Energy Operations; and Vice President and General Manager, Vermont Electric Division, or their respective successor.

         "Legal Requirement" -- any federal, state, county, local, municipal, foreign, international, multinational, or other administrative Order, constitution, law, ordinance, adopted code, principle of common law, regulation, rule, directive, approval, notice, tariff, franchise agreement, statute or treaty.

         "Losses" -- shall mean all claims, losses, liabilities, causes of action, costs and expenses (including, without limitation, involving theories of negligence or strict liability and including court costs and reasonable attorneys' fees and disbursements in connection therewith).

         "Material Adverse Effect" -- an occurrence or condition that has a material adverse effect on the operation, financial condition or results of operations of the Business when combined with the businesses and assets being acquired by Buyer or Affiliates of Buyer pursuant to the Related Purchase Agreements, taken as a whole. For purposes of this Agreement, an occurrence or condition shall not constitute a Material Adverse Effect (a) if it arises from general business, economic or financial market conditions, from conditions generally affecting the industries in which the Business competes, or from the transactions contemplated by this Agreement, (b) if it is of the type normally recoverable by the Business through rates, or (c) to the extent that the Business may realize the benefit of insurance maintained by Seller or to the extent that Seller or Buyer may receive or recover payments in respect of such occurrence from any other source (whether in a lump sum or stream of payments). In addition, for purposes of this Agreement any increase in Seller's pro-rata obligations under the Hydro-Quebec Contracts, or any occurrence or condition that could result in such an increase, shall not constitute a Material Adverse Effect.

         "Material Contract" -- a Contract relating primarily to the Business and involving a total commitment by or to any party thereto of at least $100,000 on an annual basis and which cannot be terminated by Seller with notice of ninety (90) days or less without penalty to Seller.

         "Order" -- any award, decision, injunction, judgment, order, writ, decree, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, other Governmental Body, or by any arbitrator, each of which possesses competent jurisdiction.

         "Organizational Documents" -- the articles or certificate of incorporation and the bylaws of a corporation or the comparable organizational and governing documents of other Persons.

         "Permitted Encumbrances" -- means any of the following:

             (a) mechanics', carriers', workers' and other similar liens arising in the ordinary course of business and which in the aggregate are not substantial in amount and do not interfere with the present use of the Assets to which they apply;

             (b) liens for current Taxes and assessments not yet due and payable;

             (c) usual and customary nonmonetary real property Encumbrances, covenants, imperfections in title, Easements, restrictions and other title matters (whether or not the same are recorded) that do not and will not materially interfere with the operation of that portion of the Business currently conducted on such real property;

             (d) Encumbrances securing the payment or performance of any of the Assumed Liabilities;

             (e) all applicable zoning ordinances and land use restrictions;

             (f) with respect to any Asset which consists of a leasehold or other possessory interests in real property, all usual and customary nonmonetary real property Encumbrances, covenants, imperfections in title, Easements, restrictions and other title matters (whether or not the same are recorded) to which the underlying fee estate in such real property is subject that do not currently and will not interfere materially with the operation of that portion of the Business currently conducted on such property; and

             (g) any other Encumbrances, Contracts, obligations, defects or irregularities of any kind whatsoever, affecting the Assets that, individually or in the aggregate, do not have a Material Adverse Effect or that will be terminated, released or waived on or before the Closing Date.

         "Person" -- any individual, corporation (including any nonprofit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization or Governmental Body.

         "Proceeding" -- any claim, action, arbitration, hearing, litigation or suit commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

         "PUHCA" - the Public Utility Holding Company Act of 1935, as amended, or any successor law, and regulations and rules issued by the SEC pursuant to that act or any successor law.

         "Real Property" -- all real property owned, leased or under Contract by Seller in the operation of the Business, together with all interests in real property (including Easements) used or held for use by Seller in the operation of the Business.

         "Related Documents" -- any Contract provided for in this Agreement to be entered into by one or more of the parties hereto in connection with the transactions contemplated by this Agreement.

         "Related Purchase Agreements" -- means those certain purchase agreements between Seller and Buyer or Affiliates of Buyer described on Schedule 1.1(b).

         "Release" -- any presence, emission, dispersal, disposal, spilling, leaking, emitting, discharging, depositing, pumping, pouring, escaping, leaching, dumping, releasing or migration into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or in, into or from any facility, including the movement of any Hazardous Materials through the air, soil, surface water, groundwater or property.

         "Representative" -- with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

         "Retained Environmental Liabilities" -- means all Environmental Liabilities of Seller that are described in this Agreement as Retained Environmental Liabilities or that are otherwise not being assumed by Buyer under this Agreement as Assumed Environmental Liabilities.

         "SEC" -- the United States Securities and Exchange Commission or any successor agency.

         "Tax" -- any tax (including any income tax, capital gains tax, value-added tax, sales and use tax, franchise tax, payroll tax, withholding tax, property tax or transfer tax), levy, assessment, tariff, duty (including any customs duty), deficiency, franchise fee or payment, payroll tax, utility tax, gross receipts tax or other fee or payment relating to the foregoing, and any related charge or amount (including any fine, penalty, interest or addition to tax), imposed, assessed or collected by or under the authority of any Governmental Body or for which Seller has any liability as a transferee, pursuant to Treasury Regulation Section 1.1502-6, or pursuant to any other Legal Requirement.

         "Tax Return" -- any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to any Governmental Body in connection with the determination, assessment, collection or payment of any Tax, or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

         "Threatened" -- a claim, dispute, or other matter will be deemed to have been "Threatened" if any demand or statement has been made in writing or orally or any notice has been given in writing or orally, and Seller has Knowledge of the same.

         Section 1.2 Other Defined Terms. In addition to the terms defined in
Section 1.1, certain other terms are defined elsewhere in this Agreement as indicated below and, whenever such terms are used in this Agreement, they shall have their respective defined meanings.

Term                                              Section
----                                              -------

Active Employees                                  10.1
Antitrust Authorities                             6.3
Assumed Liabilities                               2.2
Balance Sheet                                     5.6(a)
Bill of Sale                                      8.1
Buyer Indemnitees                                 13.1
Buyer's Pension Plan                              10.5
Buyer Welfare Plans                               10.7(a)
CERCLA                                            5.14(e)
Citizens Marks                                    6.4
Closing                                           8.1
Closing Date                                      8.1
Deposit                                           3.2
Employee Plans                                    5.13
Environmental Data                                12.1(c)
Estimated Purchase Price                          3.3(a)
Financial Statements                              5.6
Purchase Price                                    3.1
Retained Liabilities                              2.3
Seller Indemnitees                                13.2
Seller's Pension Plan                             10.5
Seller's 401(k) Plan                              10.6
Seller Welfare Plan                               10.7
Transaction Taxes                                 11.3
Transferred Employee                              10.1


                                   ARTICLE II
                                PURCHASE AND SALE

         Section 2.1 Purchase and Sale of Assets. Upon the terms and subject to the conditions contained herein, at the Closing, Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase and accept delivery from Seller, all of the Assets.

         Section 2.2 Assumed Liabilities. In further consideration for the sale of the Assets at the Closing, Buyer will assume and agree to pay, perform and discharge when due, all liabilities and obligations, of every kind or nature, arising out of or relating to:

             (a) Buyer's ownership or use of the Assets and the conduct or operation of the Business by Buyer, in each case after the Closing Date, including all liabilities, responsibilities and obligations relating to or arising from the following:

                  (i) Transferred Employees (except to the extent otherwise provided in Article X), including any termination of any Transferred Employee for any reason (including constructive dismissal) and Buyer's hiring practices or decisions;

                  (ii) Performance of the Contracts included among the Assets (except that Buyer shall not assume any liabilities or obligations for any breach or default by, or payment obligations of, Seller under any such Contract occurring or arising or accruing on or prior to the Closing Date);

                  (iii) Customer advances, customer deposits and construction advances, unperformed service obligations, Easement relocation obligations, and engineering and construction required to complete scheduled construction, construction work in progress, and other capital expenditure projects, in each case relating to the Business and outstanding on or arising after the Closing Date;

                  (iv) Future Regulatory Obligations;

                  (v) Assumed Environmental Liabilities;

                  (vi) One-half of the Transaction Taxes arising out of the sale of the Assets to Buyer hereunder;

                  (vii) Proceedings based on conduct, actions, facts, circumstances or conditions arising or occurring after the Closing Date, Proceedings in respect of Future Regulatory Obligations regardless of when filed, and Proceedings arising from or related to any other Assumed Liability; and

                  (viii) Items addressed in Section 3.1(d) to the extent resulting in a decrease in the Purchase Price;

             (b) the Proceedings described as Assumed Liabilities in Schedule 2.2(b) and Proceedings affecting other Persons engaged in a business similar to the Business such as generic or industry-wide Proceedings; and

             (c) all Proceedings involving Seller, the Assets or the Business based on conduct, actions, facts, circumstances or conditions arising or occurring on or before the Closing Date that are pending or Threatened as of the Closing Date and that are disclosed to Buyer by Seller after the date of execution of this Agreement but prior to the Closing Date (except any such Proceedings described as Retained Liabilities in Schedule 2.2(b) and any such Proceedings relating to the Retained Liabilities described in Sections 2.3(a),
(b), (c), (d), and (f)), provided that any Losses incurred by Buyer in connection with any such individual Proceeding in excess of $200,000 or in connection with all such Proceedings in excess of $2,000,000 in the aggregate (when combined with all other Losses incurred by Buyer in connection with its performance or discharge of other Disclosed Pre-Closing Liabilities) shall be Retained Liabilities and Seller shall be obligated to indemnify Buyer pursuant to Section 13.1 (but subject to the applicable limitations on such obligations provided in Section 13.3(f)) for such Losses incurred by Buyer in the amount of such excess;

The liabilities, responsibilities and obligations to be assumed by Buyer pursuant to this Section 2.2 are hereinafter collectively referred to as the "Assumed Liabilities." Buyer hereby irrevocably and unconditionally waives and releases Seller from all Assumed Liabilities and all liabilities or obligations relating to the Business or the Assets to the extent arising from events or occurrences after the Closing or to the extent otherwise relating to the period after the Closing, including any liabilities created or which arise by statute or common law, including CERCLA (it being understood that this shall not constitute a waiver and release of any claims arising out of the contractual relationships and indemnification arrangements between Buyer and Seller). Notwithstanding anything in this Section 2.2 to the contrary, "Assumed Liabilities" shall not include any liabilities, responsibilities or obligations expressly stated to be Retained Liabilities pursuant to Section 2.3.

         Section 2.3 Retained Liabilities. Buyer shall not assume and at the Closing Seller shall retain and pay, perform and discharge when due, all of the liabilities and obligations relating to or arising from Seller's ownership of the Assets and Seller's conduct or operation of the Business on and prior to the Closing Date, except to the extent any such liability or obligation is included among the Assumed Liabilities, including liabilities and obligations relating to or arising from the following (collectively referred to herein as the "Retained Liabilities"):

             (a) all indebtedness for money borrowed by Seller (including items due to Seller's Affiliates) other than payment obligations arising after the Closing Date under any equipment lease listed in Part VII of Schedule 5.12 or under any line extension Contracts or similar construction arrangements, it being understood and agreed that such leases, Contracts and similar arrangements do not create indebtedness for money borrowed;

             (b) Taxes of Seller or the Business with respect to ownership or use of the Assets and Seller's conduct and operation of the Business on and prior to the Closing Date;

             (c) Excluded Assets;

             (d) Non-Transferred Employees, the Seller's Employee Benefit Plans and Employee Plans (except to the extent otherwise provided in Article X) and any breach or default by, or payment obligations of, Seller with respect to any Transferred Employee occurring or arising or accruing on or prior to the Closing Date (except to the extent any such payment obligation becomes the responsibility and obligation of Buyer in accordance with Article X);

             (e) Proceedings involving Seller, the Assets or the Business based on conduct (including Seller's performance under any Contract included among the Assets), action, facts, circumstances or conditions arising or occurring on or before the Closing Date, including Proceedings described as Retained Liabilities on Schedule 2.2(b) but expressly excluding any such liabilities or obligations relating to any Proceeding described as Assumed Liabilities on Schedule 2.2(b) and any Proceeding relating to (x) Assumed Liabilities (subject to the proviso set forth in Section 2.2(c) with respect to the Proceedings described in Section 2.2(c)), (y) Future Regulatory Obligations and (z) Proceedings affecting other Persons engaged in a business similar to the Business such as generic or industry-wide Proceedings;

             (f) Retained Environmental Liabilities; and

             (g) One-half of the Transaction Taxes arising out of the sale of the Assets, to Buyer hereunder.

Seller hereby irrevocably and unconditionally waives and releases Buyer from all Retained Liabilities including any liabilities created or which arise by statute or common law, including CERCLA (it being understood that this shall not constitute a waiver and release of any claims arising out of the contractual relationships and indemnification arrangements between Buyer and Seller).

         Section 2.4 Condition on Assignment or Assumption of Contracts and Rights. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign or assume any Contract or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment or assumption thereof, without the Consent of a third party thereto, would constitute a breach thereof. Any transfer or assignment to Buyer by Seller of any property or property rights or any Contract which requires the Consent of any third party shall be made subject to such Consent being obtained. If such Consent is not obtained, or if an attempted assignment thereof would be ineffective or would affect the rights of Seller thereunder so that Buyer would not in fact receive all such rights, Seller will, at its expense, cooperate with Buyer in any arrangement reasonably designed to provide for Buyer, at Buyer's cost, the benefits under any such Contract including, without limitation, enforcement for the benefit of Buyer of any and all rights of Seller against a third party thereto arising out of the breach or cancellation by such third party or otherwise To the extent that Buyer does receive the benefits of any such Contract pursuant to the preceding sentence, such Contract shall be a Contract deemed to have been assigned or transferred to Buyer pursuant to Section 2.2(a)(ii).


                                   ARTICLE III
                                 PURCHASE PRICE

         Section 3.1       Purchase Price.

         Subject to the terms and conditions of this Agreement, the aggregate purchase price for the Assets (the "Purchase Price") shall be an amount equal to $38,000,000 in cash, as adjusted in accordance with the following provisions and with such adjustments determined pursuant to Section 3.3:

             (a) Such amount will be increased by the aggregate amount of all accounts receivable, earned but unbilled revenue, and materials and supplies inventory of the Business, in each case outstanding as of the Closing Date and other than any such items that are due from Seller's Affiliates.

             (b) Such amount will be decreased by the aggregate amount of all accounts payable, customer deposits and unexpended cash from customer advances for construction, in each case to the extent relating to the Business and outstanding as of the Closing Date and other than any such items that are due to Seller's Affiliates.

             (c) Such amount will be increased by the aggregate amount of all
(i) capital expenditures relating to the Business that are accrued by Seller between the date of the Balance Sheet and the Closing Date (including expenditures recorded in the Construction Work in Progress account of the Business as of the Closing Date and relating to such period), (ii) without duplication, expenditures to purchase materials, supplies and other capital items that are dedicated to, but as of Closing have not been used in, the construction or improvement of the property, plant or equipment relating to the Business and (iii) without duplication, other expenditures recorded as an asset of the Business as of the Closing Date and relating to such period to the extent such expenditures are normally recoverable through rates, including expenditures recorded in the Preliminary Survey and Investigation account of the Business, in each case to the extent such expenditures are not prohibited by this Agreement.

             (d) Such amount will be decreased or increased, as appropriate, by an aggregate amount equal to the total amount payable to or by Buyer pursuant to
Section 3.4.

             (e) Such amount will be decreased by $3,000,000 if Seller sells the Generating Assets on or prior to the Closing Date.

         Section 3.2 Deposit. Concurrently with its execution of this Agreement, Buyer has deposited with Seller $380,000 in cash. By 5:00 p.m. East Coast Time on Wednesday, March 15, 2000, Buyer shall deliver to Seller an irrevocable letter of credit from a reputable financial institution with an expiration date of at least 21 months after the date of execution of this Agreement (the "Letter of Credit"), as and for an earnest money deposit, in the amount of $1,900,000 (the "Deposit") and appropriately conditioned in accordance with the terms of
Section 9.2(c). If Seller receives the Letter of Credit by such deadline, then Seller promptly shall refund to Buyer the $380,000 in cash previously provided by Buyer. If Buyer shall fail to deliver the Letter of Credit by such deadline, then (i) Buyer shall continue using its best efforts to arrange for the Letter of Credit to be delivered to Seller and (ii) Seller may retain, as liquidated damages, the $380,000 in cash previously delivered to Seller, free of any claims by Buyer or any other Person with respect thereto. The parties hereby acknowledge that the extent of damages to Seller occasioned by Buyer's failure to deliver the Letter of Credit to Seller by March 15, 2000, would be impossible or extremely difficult to ascertain and that $380,000 is a fair and reasonable estimate of such damages under the circumstances.

         Section 3.3       Calculation of Purchase Price.

             (a) Any of the items included in clauses (a) through (e) of Section
3.1 that cannot be calculated in a timely fashion as of the Closing Date shall be estimated by Seller in good faith based upon the account balance of such item at the end of the month for which Seller's books are closed next preceding the Closing Date, with such adjustments as may be appropriate to reflect changes in such account balance occurring between such month-end and the Closing Date. Any such estimated amounts shall be set forth in a certificate of Seller delivered to Buyer at least five (5) business days prior to the Closing Date, which certificate shall set forth an estimate of the Purchase Price (the "Estimated Purchase Price"), including such estimated amounts and shall be accompanied by reasonably detailed supporting documentation.

             (b) Within one hundred twenty (120) days after the Closing Date, Seller shall notify Buyer of the actual amount as recorded on Seller's books and records for the Business of any items that were estimated in arriving at the Estimated Purchase Price, as well as the prorations and adjustments required to be made under Section 3.4 below. Buyer may dispute any amount so determined by Seller, by written notice to Seller within fifteen (15) days after receipt of Seller's notice. If Buyer does not so dispute any item, the party owing the difference between the Estimated Purchase Price and the Purchase Price shall pay such difference to the other party within ten (10) days after the expiration of such fifteen (15) day period, plus interest at 8.25% per annum on such amount from the Closing Date to (but not including) the date of payment. If Buyer disputes the actual amount of any item, the undisputed amount plus interest at 8.25% per annum on such amount from the Closing Date to (but not including) the date of payment shall be paid promptly by the owing party. If such dispute cannot be resolved within sixty
(60) days after the giving of Buyer's notice that there exists a disputed amount, then an independent auditor mutually agreeable to Buyer and Seller shall, upon written notice from either Buyer or Seller, resolve such dispute within sixty (60) days after receipt of such notice. The fees and expenses of such independent auditor shall be allocated between Buyer and Seller so that Seller's share of such fees and expenses shall be in the same proportion that the aggregate amount of such remaining disputed amounts so submitted by Buyer to such auditor that is unsuccessfully disputed by Buyer (as finally determined by such auditor) bears to the total amount of such remaining disputed amounts so submitted by Buyer to such auditor. Any determination by such independent auditor shall be binding and conclusive upon the parties without further appeal therefrom. Within ten (10) days after the independent auditor shall have resolved such dispute, the party owing the determined amount shall pay such determined amount to the other party, plus interest at 8.25% per annum on such determined amount from the Closing Date to (but not including) the date of payment.

         Section 3.4  Prorations and Adjustments as of the Closing Date.

             (a) Buyer and Seller agree that the following items relating to the Assets and the Business shall be adjusted and allocated as of the Closing Date, with Seller to be responsible for and to receive the benefit of the same for the period through and including the Closing Date and Buyer to be responsible for and to receive the benefit of the same after the Closing Date;

                  (i) real and personal property taxes, assessments and annual registration fees;

                  (ii) water, sewer and other similar types of taxes, and installments on special benefit assessments and regulatory assessments;

                  (iii) electric, gas, telephone and other utility charges;

                  (iv) payroll expenses, payroll taxes, reimbursable employee business expenses and the financial cost of the accrued vacation time of the Transferred Employees, in each case as recorded on Seller's books for the Business as of the Closing Date;

                  (v) rents under leases transferred to or assumed by Buyer;

                  (vi) charges under maintenance, service and other Contracts and fees under licenses transferred to or assumed by Buyer and not included in the items described in Section 3.1(a);

                  (vii) deposits of Seller to the extent transferable to Buyer;

                  (viii) prepaid and accrued expenses;

                  (ix) sales, franchise, gross receipts and other similar Taxes based upon revenues; and

                  (x) petty cash.

             (b) The items listed in Section 3.4(a) above shall be estimated item by item by Seller and reflected on the certificate and supporting documentation to be delivered to Buyer pursuant to Section 3.3(a) and finally determined in accordance with Section 3.3(b).

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Section 4.1 Organization, Existence and Qualification. Each Buyer Entity is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Texas, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, to perform its obligations under all Contracts to which it is a party, and to execute and deliver this Agreement and the Related Documents to which it is a party. Buyer Entity is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state in which the failure to be so qualified or in good standing would materially adversely affect the business or properties of Buyer. By Closing, Cap Rock Energy will be, duly qualified and in good standing as a foreign corporation licensed to do business in the State of Vermont.

         Section 4.2 Authority Relative to this Agreement and Binding Effect. The execution, delivery and performance of this Agreement and the Related Documents by Buyer have been duly authorized by Buyer's Board of Directors, which constitutes all necessary corporate action required on the part of Buyer for such authorizations. The execution, delivery and performance of this Agreement and the Related Documents by Buyer will not result in (a) any conflict with or breach or violation of or default under the Organizational Documents of Buyer, or (b) a violation or breach of any term or provision of, or constitute a default or accelerate the performance required under, any indenture, mortgage, deed of trust, security agreement, loan agreement, or Contract to which Buyer is a party or by which its assets are bound, or (c) a violation of any Order of any Governmental Body. This Agreement constitutes, and the Related Documents to be executed by Buyer when executed and delivered will constitute, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy or similar laws from time to time in effect affecting the enforcement of creditors' rights generally or (ii) the availability of equitable remedies generally.

         Section 4.3 Governmental Approvals. Except for those Consents described in Schedule 5.3 to the extent applicable to Buyer, no Consent of any Governmental Body is required to be obtained by Buyer in connection with the execution and delivery by Buyer of this Agreement or the Related Documents or the consummation of the transactions contemplated by this Agreement or the Related Documents. Buyer has no knowledge of any facts or circumstances relating to Buyer or its Affiliates that reasonably would be likely to preclude or prolong the receipt of such required Consents.

         Section 4.4 Availability of Funds. Buyer will have available on the Closing Date sufficient funds to enable it to consummate the transactions contemplated by this Agreement, and Buyer or the Affiliates of Buyer that are buyers of the assets and businesses being acquired pursuant to the Related Purchase Agreements will have available at the Closing Date sufficient funds to enable them to consummate the transactions contemplated by the Related Purchase Agreements. Buyer understands and agrees that its failure to arrange for such funding by May 15, 2000 (which date shall be extended by Seller for up to three consecutive thirty-day periods if Buyer can reasonably demonstrate to Seller at the end of such period that Buyer is making reasonable progress towards arranging such funding), or to have such funds available by the Closing, will permit Seller in either case to terminate this Agreement under Section 9.1 and to exercise its rights under Section 9.2(c).

         Section 4.5 Filings. No statement furnished by Buyer for inclusion in any filing with any Governmental Body in connection with obtaining such Governmental Body's Consent for the consummation of the transactions contemplated by this Agreement will contain, as of the date such information is so provided, any untrue statement of a material fact or will omit to state, as of the date such information is so provided, any material fact which is necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         Section 4.6 Brokers. No broker or finder has acted for or on behalf of Buyer or any Affiliate of Buyer in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Buyer or any Affiliate of Buyer for which Seller or any Affiliate of Seller has or will have any liability or obligations (contingent or otherwise).

         Section 4.7 Independent Investigation. Buyer is knowledgeable about the businesses engaged in by Seller through its Vermont Electric division and of the usual and customary practices of companies engaged in businesses similar to such businesses and has had access to the Assets, the officers and employees of Seller, and the books, records and files of Seller relating to the Business and the Assets. In making the decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied solely on the basis of its own independent due diligence investigation of the Business and upon the representations and warranties made in this Agreement and in any other document or instrument delivered by Seller pursuant hereto. Accordingly, Buyer acknowledges that Seller has not made, and Seller is expressly disclaiming and negating any representation or warranty (other than those express representations and warranties made in Article V), express, implied, at common law, by statute or otherwise, relating to the Business.

         Section 4.8 Public Utility Holding Company Status; Regulation as a Public Utility. Buyer is a "public utility company" (as such term is defined in PUHCA). Neither Buyer nor any of its Affiliates is a "holding company", a "subsidiary" of a "public utility company," or an "affiliate" of a "public utility company" or of a "holding company," within the meaning of such terms in PUHCA.

         Section 4.9 Buyer's Financial Statements. The consolidated financial statements of Buyer for its most recently ended fiscal year heretofore delivered to Seller were prepared in accordance with GAAP applied on a consistent basis, except for changes concurred in by Buyer's accountants and disclosed in said financial statements, throughout the periods specified, and present fairly in all material respects the financial condition and results of operations of the businesses of Buyer as of the dates thereof and for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end adjustments).

         Section 4.10 Buyer's Insurance. Within five (5) business days after the date of execution of this Agreement, Buyer will deliver to Seller a schedule that lists the Buyer's policies and contracts in effect as of the date hereof for casualty and property insurance covering its assets and properties and the operation of its business, together with the risks insured against, coverage limits and deductible amounts.

                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Section 5.1 Organization, Existence and Qualification. Seller is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct the Business as it is now being conducted, to own or use the Assets, to perform its obligations under all Contracts to which it is a party, and to execute and deliver this Agreement and the Related Documents to which Seller is a party. Seller is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Vermont and each other state in which the failure to be so qualified or in good standing would have a Material Adverse Effect.

         Section 5.2 Authority Relative to this Agreement and Binding Effect. The execution, delivery and performance of this Agreement and the Related Documents by Seller have been duly authorized by all requisite corporate action. Except as set forth in Schedule 5.2, the execution, delivery and performance of this Agreement and the Related Documents by Seller will not result in (a) any conflict with or breach or violation of or default under the Organizational Documents of Seller, (b) to Seller's Knowledge, a violation or breach of any term or provision of, or constitute a default or accelerate the performance required under, any indenture, mortgage, deed of trust, security agreement, loan agreement, or Material Contract to which Seller is a party or by which any of the Assets are bound, or (c) a violation of any Order of any Governmental Body, except for such exceptions to the foregoing clauses (b) and (c) that, will be cured, waived or otherwise remedied on or prior to the Closing Date. This Agreement constitutes and the Related Documents to be executed by Seller when executed and delivered will constitute valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy or similar laws from time to time in effect affecting the enforcement of creditors' rights generally or (ii) the availability of equitable remedies generally. No Person has any agreement, option, warrant, subscription, understanding, or commitment, or any right or privilege capable of becoming an agreement, option or commitment for the purchase of the Assets of any other interest in the Business.

         Section 5.3 Governmental and Other Required Consents. Except as set forth in Schedule 5.3, no Consent of any Governmental Body or third Person is required to be obtained by Seller in connection with the execution and delivery by Seller of this Agreement or the Related Documents or the consummation by Seller of the transactions contemplated by this Agreement or the Related Documents, other than (i) any Consent the failure of which to obtain would not be material to the operation or conduct of the Business after Closing and (ii) any Consent that is obtained or made on or prior to the Closing Date. Seller has no Knowledge of any facts or circumstances relating to Seller or its Affiliates, other than those relating to the auction process in which Buyer was selected, and other bidders were not selected, to acquire the Business or relating to the matters disclosed in any Schedule referred to in this Agreement, that would be reasonably likely to preclude or prolong the receipt of such required Consents.

         Section 5.4 Public Utility Holding Company Status; Regulation as a Public Utility. Seller is a "public utility company" (as such term is defined in PUHCA). Seller is not a "holding company", a "subsidiary" of a "public utility company," or an "affiliate" of a "public utility company" or of a "holding company," within the meaning of such terms in PUHCA.

         Section 5.5 Title to Assets; Liens.

         Seller has good and indefeasible title to the Assets, including the Assets reflected in the Financial Statements, except those disposed of since the date of the Financial Statements in the ordinary course of business or otherwise disposed of in accordance with this Agreement. None of the Assets are subject to any Encumbrance except (i) Encumbrances described in Schedule 5.5 and (ii) Permitted Encumbrances. Schedule 5.5 lists each parcel of Real Property owned in fee simple that is a part of the Assets. To Seller's Knowledge, except as set forth in Schedule 5.5, Seller owns or possesses all Easements necessary to conduct the Business as now being conducted without any known conflict with the rights of others. Except as set forth in Schedule 5.5, (a) Seller enjoys peaceful and undisturbed possession under all real property leases included in the Assets, and to the Knowledge of Seller, all such leases are valid and in full force and effect; (b) all rents due to date from Seller on each such lease have been paid; (c) Seller has not received notice that it is in default under any such lease; and (d) to the Knowledge of Seller, there exists no event, occurrence, condition or act (including the consummation of the transactions contemplated by this Agreement) which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default by Seller under such lease. Except as set forth in Schedule 5.5, all buildings, structures and equipment that are a part of the Assets lie wholly within the boundaries of the Real Property and do not encroach upon the property of, or otherwise conflict with the property rights of, any other Person. Seller has adequate rights of ingress and egress for operation of the Business in the ordinary course consistent with past practices. None of the buildings, structures or equipment that are a part of the Assets, nor the operation and maintenance thereof, violates any restrictive covenant.

         Section 5.6 Financial Statements.

             (a) Schedule 5.6(a) sets forth the unaudited balance sheet for the Business as at September 30, 1999 (the "Balance Sheet") and unaudited statement of income of the Business for the nine-month period ended September 30, 1999 (collectively, the "Financial Statements"). Except as set forth in Schedule 5.6(a), the Financial Statements have been prepared on a pre-tax basis in accordance, in all material respects, with GAAP applied on a basis consistent with prior periods. Except as set forth in Schedule 5.6(a), the Balance Sheet presents fairly in all material respects the financial condition of the Business as of its date and the income statement included in the Financial Statements presents fairly in all material respects the results of operations of the Business for the periods covered thereby. The books and records of Seller from which the Financial Statements were prepared were complete and accurate in all material respects at the time of such preparation.

             (b) Except as disclosed in Schedule 5.6(b), Seller has no liabilities with respect to the Business or the Assets which would constitute Assumed Liabilities, either direct or indirect, matured or unmatured or absolute, contingent or otherwise, except:

                  (1) those liabilities set forth in the Financial Statements or referred to in the notes to the Financial Statements and not heretofore paid or discharged;

                  (2) those liabilities relating to or arising from matters disclosed in any other Schedule hereto;

                  (3) liabilities arising in the ordinary course of business consistent with past practices under any Contract or Legal Requirements;

                  (4) those liabilities incurred, consistent with past practices, in or as a result of the ordinary course of business since the Balance Sheet Date which do not and could not be reasonably expected to, in the aggregate, result in a Material Adverse Effect;

                  (5) those liabilities and obligations that are the subject of
Article X; and

                  (6) those liabilities, which, if outstanding as of the Closing Date, would result in a decrease to the Purchase Price in accordance with
Section 3.1(b) or (d).

         Section 5.7 Compliance with Legal Requirements; Governmental Permits. Except as set forth in Schedule 5.7: (a) Seller is in substantial compliance with each Legal Requirement or Order that is applicable to it, to the conduct or operation of the Business, or to the ownership or use of any of the Assets; (b) Seller possesses all Consents from Governmental Bodies required by any applicable Legal Requirement or Order necessary to permit the operation of the Business in the manner in which it is currently being conducted by Seller; (c) all such Consents are in full force and effect; and (d) Seller has not received notice from any Governmental Body of its intent to revoke or terminate of such Consent.

         Section 5.8 Legal Proceedings; Outstanding Orders. Except as set forth in Schedule 5.8, there is no pending or Threatened Proceeding (a) that has been commenced against Seller or the Business other than Proceedings affecting other Persons engaged in a business similar to the Business such as generic or industry-wide Proceedings, or (b) as of the date of this Agreement, that challenges, or that may have the effect of preventing, delaying, making illegal, restricting or otherwise interfering with, the transactions contemplated hereby.
Schedule 5.8 lists each outstanding Order against Seller which relates to or arises out of the conduct of the Business or the ownership, condition or operation of the Business or the Assets which would be considered material to a reasonably prudent purchaser of the Business in its reasonable business judgment, other than any Orders relating to rates, tariffs and similar matters arising in the ordinary course of business and other than any Order applicable to other Persons engaged in a business similar to the Business such as generic or industry-wide Orders.

         Section 5.9 Taxes. All Tax Returns required to be filed by or on behalf of Seller or requests for extensions to file such Tax Returns have been timely filed, and Seller has paid and discharged or made adequate provision for all Taxes that are required to be paid or remitted by or on behalf of Seller. There are no pending audits or other examinations relating to any Tax matters relating to the Business or the Assets except as set forth in Schedule 5.9. There are no Tax Encumbrances on the Assets, except for liens for Taxes not yet due and payable or for Taxes that Seller is contesting in good faith through appropriate proceedings. As of the date of this Agreement, Seller has not granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax relating to the Business or the Assets except as set forth in Schedule 5.9. Except as set forth in Schedule 5.9, none of the Assets include stock of a corporation or interests in a partnership or limited liability company. Seller is not a party to any safe harbor lease within the meaning of IRC Section 168(f)(8), as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982. Seller is not a "foreign person" as defined in IRC Section 1445(f)(3) and Buyer is not required to withhold tax on the purchase of the Assets of Seller by reason of IRC Section 1445. Seller has not entered into any agreement with respect to the performance of services that would require a payment, and Seller is not requiring Buyer pursuant to this Agreement to make any payment (including but not limited to the payments described in Section 10.11 of this Agreement), that would result in a nondeductible expense pursuant to IRC Section 280G or an excise tax to the recipient of such payment pursuant to IRC Section 4999.

         Section 5.10 Intellectual Property. Schedule 5.10 lists all patents, trademarks, service marks and copyrights used or held for use by Seller primarily in the operation of the Business. Seller has no Knowledge of (i) any infringement or claimed infringement by Seller of any patent, trademark, service mark or copyright of others or (ii) any infringement of any patent, trademark, service mark or copyright owned by or under license to Seller.

         Section 5.11 Personal Property. Except for normal wear and tear, the tangible Assets, taken as a whole, are in good operating condition and in a state of reasonable maintenance and repair. The buildings, structures and equipment that are a part of the Assets are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, structures or equipment is in need of maintenance or repairs, except in each case, for the Assets described in
Schedule 5.11 and for Assets in need of ordinary and routine maintenance and repairs that will not, individually or in the aggregate, have a Material Adverse Effect.

         Section 5.12 Material Contracts; Existing Loan Documents. Schedule 5.12 contains, to Seller's Knowledge, a complete and correct list as of the date hereof of all Material Contracts (other than line extension Contracts and similar construction arrangements), including all Existing Loan Documents. To Seller's Knowledge, (i) each Material Contract is in full force and effect and enforceable against the parties thereto, (ii) there are no defaults and Seller has not rescinded nor given notice of a default or claimed default under any such Material Contract, and (iii) no event has occurred which with notice or lapse of time, or both, would constitute a default thereunder. Except as set forth in Schedule 5.12, Seller is not obligated under any Contract relating to the Business or the Assets with respect to industrial development bonds or other obligations with respect to which the interest thereon is excluded from gross income of the holder for federal or state income tax purposes.

         Section 5.13 Employee Benefit Matters.

             (a) Schedule 5.13 lists (i) each "Employee Benefit Plan," as such term is defined in Section 3(3) of ERISA, which is covered by any provision of ERISA and which is maintained or contributed to by Seller or its Affiliates for the benefit of the Active Employees; (ii) each other material fringe benefit plan, policy or arrangement currently maintained or contributed to by Seller or its Affiliates for the benefit of Active Employees which provides for pension, retirement, deferred compensation, bonuses, incentive compensation, profit sharing, stock options, severance, employee insurance coverage or similar employee benefits (collectively, "Employee Plans"); and (iii) each collective bargaining, union or other employee association agreement, employment, managerial, advisory, and consulting agreement, change-in-control agreement, employee confidentiality agreement, and all other material agreements, policies, or arrangements maintained or contributed to by Seller or its Affiliates for the Active Employees or by which Seller is bound with respect to the Business. Seller has made available to Buyer accurate and complete copies of all such documents and (if applicable) summary plan descriptions with respect to such plans, agreements and arrangements, or summary description(s) of any such plans, agreements or arrangements not otherwise in writing.

             (b) Seller's Pension Plan and Seller's 401(k) Plan are the only Employee Benefit Plans which are intended to be qualified under Section 401(a) of the IRC.

             (c) Each Employee Benefit Plan has been established and administered in all material respects in accordance with its terms, ERISA and the applicable provisions of the IRC.

         Section 5.14 Environmental Matters.

             (a) Except as listed in Schedule 5.14, since December 31, 1996, Seller has not received a written notice from a Governmental Body that Seller is in violation of any Environmental Law arising out of Seller's ownership, use or operation of the Assets or the operation of the Business.

             (b) Except as listed in Schedule 5.14, there are no Proceedings pending or Threatened with respect to Seller's compliance with Environmental Laws and relating to the Business or the Assets. To Seller's Knowledge, there is no reasonable basis for any such Proceeding that would impose any liability or obligation that would have or would reasonably be expected to have a Material Adverse Effect.

             (c) Except as listed in Schedule 5.14, Seller possesses all certificates, permits and authorizations required by any Environmental Law for Seller's ownership, use or operation of the Assets or the operation of the Business.

             (d) Except as set forth in Schedule 5.14, no environmental remediation of any Release is occurring on any Real Property included in the Assets nor has Seller issued a request for proposal or otherwise asked an environmental remediation contractor to begin plans for any such environmental remediation. Except as set forth in Schedule 5.14, to Seller's Knowledge, during or prior to the period of Seller's ownership or operation of the Business there were no Releases or threatened Releases which would reasonably be expected to have a Material Adverse Effect.

             (e) Except as set forth in Schedule 5.14, none of the Real Property is (i) situated in a federal "Superfund" site or, to Seller's Knowledge, in any federal "Superfund" study area designated under the federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), or (ii) to Seller's Knowledge, situated in any site or study area designated under any state statute comparable to CERCLA.

         Section 5.15 No Material Adverse Change. Except as set forth in
Schedule 5.15, between the date of the Balance Sheet and the date of execution of this Agreement:

             (a) no Material Adverse Effect has occurred;

             (b) except for actions taken in connection with the contemplated sale of the Business and this Agreement and except for conversion to the SAP financial reporting system, between the date of the Balance Sheet and the date of execution of this Agreement, the Business has been conducted in the ordinary course, consistent with past practices;

             (c) there has not been any increase in the salary, wage, bonus, grants, awards, benefits or other compensation payable or that could become payable by Seller to its officers, directors and employees with respect to the Business or any amendment of any of the Employee Plans, Seller's Pension Plan and Seller's 401(k) Plan other than increases or amendments in the ordinary course of the Business, consistent with past practices (which may include normal periodic performance reviews and related compensation and benefit increases and the provision of new individual compensation and benefits for promoted or newly hired officers and employees on terms consistent with past practice), nor has Seller granted any severance or termination pay, entered into any contract to make or grant any severance or termination pay, or paid any bonus, in each case to any such officer, director, or employee, other than pursuant to preexisting agreements, arrangements or bonus plans, or taken any action that would result in the payment of any amounts, or the accelerated vesting of any rights or benefits, under any Employee Plan, Seller's Pension Plan or Seller's 401(k) Plan;

             (d) there has been no change in any method of accounting or accounting practice of the Business;

             (e) Seller has not sold, mortgaged, pledged or encumbered the Business or the Assets, other than sales of Assets in the ordinary course of business; and

             (f) no agreement or commitment to do any of the actions contemplated by clauses (c), (d) or (e) above has been entered into.

         Section 5.16 State and Federal Regulatory Matters.

             (a) Schedule 5.16 reflects all of the currently pending filings relating to the Business heretofore made by Seller before state or federal regulatory commissions and each other currently pending Proceeding of such state or federal regulatory commission which would be considered material to a reasonably prudent purchaser of the Business in its reasonable business judgment, other than any currently pending Proceeding that also is applicable to other Persons engaged in a business similar to the Business such as generic or industry-wide Proceedings.

             (b) All currently effective material filings relating to the Business heretofore made by Seller with state or federal regulatory commissions were made in compliance with Legal Requirements then applicable thereto and the information contained therein was true and correct in all material respects as of the respective dates of such filings.

         Section 5.17 Brokers. Except for Morgan Stanley & Co. Incorporated, no broker or finder has acted for or on behalf of Seller or any Affiliate of Seller in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Seller or any Affiliate of Seller for which Buyer has or will have any liabilities or obligations (contingent or otherwise).

         Section 5.18 Employee Relations. Except as disclosed in Schedule 5.18, as of the execution of this Agreement (i) there is no strike, slowdown, picket, work stoppage or other labor dispute or disturbance on the part of the employees of Seller with respect to the Business pending or Threatened, and Seller has not experienced any such strike, slowdown, picket, work stoppage or other labor dispute or disturbance with respect to the Business within the past two years,
(ii) no grievance, unfair labor practice charge or any arbitration Proceeding arising out of or under any collective bargaining agreement relating to the Business exists or is pending on the date hereof, (iii) Seller is not the subject of a Proceeding asserting that it has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel it to bargain with any labor organization as to wages or conditions of employment with respect to the Business, (iv) Seller is not aware of any activity involving Seller's employees seeking to certify a collective bargaining unit or engaging in other organizational activity with respect to the Business, (v) Seller is currently in compliance in all material respects with respect to the Business with all applicable Legal Requirements relating to the employment of labor, including those related to wages, hours and collective bargaining, and is not liable for any arrearages of wages, penalties or other sums for failure to comply with any of the foregoing and (vi) there is no claim with respect to payment of wages, salary or overtime pay that has been asserted or is now pending or Threatened before any Governmental Body regarding any person or entity currently or formerly employed by Seller with respect to the Business.

         Section 5.19 Insurance. Schedule 5.19 lists the Seller's property and casualty insurance policies and contracts in effect as of the date hereof in connection with the Business. Except as disclosed in Schedule 5.19, (i) each material insurance policy thereof is in full force and effect, (ii) Seller is not in default with respect to its obligations under any such policy and (iii) Seller has not received any notice of cancellation or termination with respect to any material insurance policy thereof.

         Section 5.20 Accounts Receivable. All accounts receivable and earned but unbilled revenue reflected in the Financial Statements represent actual indebtedness to Seller incurred by the applicable account debtors in the ordinary course of business consistent with past practices. To Seller's Knowledge, all accounts receivable and earned but unbilled revenue reflected in the Financial Statements are good and collectible at the aggregate recorded amounts thereof, net of any reserve for doubtful accounts reflected therein.

         Section 5.21 Appropriate Knowledge Persons. The individuals identified in the definition of "Knowledge" are agents, employees or officers of Seller and certain of such individuals have primary decisionmaking responsibility for the day-to-day operations, management, maintenance and repair of the Assets and the Business, and they have served in such capacities for more than twelve (12) months.

         Section 5.22 Disclaimer. Except as otherwise expressly set forth in this Agreement or in any other document or instrument delivered by Seller pursuant hereto, Seller expressly disclaims any representations or warranties of any kind or nature, express or implied, as to the condition, value or quality of the assets or properties currently or formerly used, operated, owned, leased, controlled, possessed, occupied or maintained by Seller, and Seller SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO SUCH ASSETS OR PROPERTIES, OR ANY PART THEREOF, OR AS TO THE WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, IT BEING UNDERSTOOD THAT SUCH ASSETS AND PROPERTIES ARE BEING ACQUIRED, "AS IS, WHERE IS" ON THE CLOSING DATE, AND IN THEIR PRESENT CONDITION, WITH ALL FAULTS AND THAT BUYER SHALL RELY ON ITS OWN EXAMINATION AND INVESTIGATION THEREOF.

                                   ARTICLE VI
                                    COVENANTS

         Section 6.1 Covenants of Seller. Seller agrees to observe and perform the following covenants and agreements:

             (a) Conduct of the Business Prior to the Closing Date. With respect to the Business, except (i) as contemplated in this Agreement or in Schedule 6.1, (ii) as required by any Legal Requirement or Order or (iii) as otherwise expressly consented to in writing by Buyer which consent will not be unreasonably withheld or delayed, prior to the Closing, Seller will, with respect to the Business.

                  (1) Not make or permit any material change in the general nature of the Business;

                  (2) Maintain and conduct the Business in the ordinary course of business in accordance with prudent business judgment and consistent with past practice and policy, and maintain the Assets in their present condition, reasonable wear and tear excepted, subject to retirements in the ordinary course of business, use all reasonable efforts to preserve intact the present business organization and the relationship with customers, suppliers and others having business dealings with the Business;

                  (3) Not enter into any material transaction or Material Contract other than in the ordinary course of business in accordance with prudent business judgment and consistent with past practice and policy;

                  (4) Not purchase, sell, lease, dispose of or otherwise transfer or make any Contract for the purchase, sale, lease, disposition or transfer of, or subject to Encumbrance, any material Assets other than in the ordinary course of business in accordance with prudent business judgment and consistent with past practice and policy;

                  (5) Not hire any new employee unless such employee is a bona fide replacement for either a presently-filled position or a vacancy in an authorized position with the Business;

                  (6) Not make any capital expenditure or capital expenditure commitment in excess of $200,000 in the aggregate that is not included in the Capital Budget except in the event of service interruption, emergency or casualty loss, and use commercially reasonable efforts to make capital expenditures in accordance with the Capital Budget;

                  (7) Comply in all material respects with all applicable Legal Requirements and Orders, including without limitation those relating to the filing of reports, the timely filing of Tax Returns and the payment of Taxes due to be paid prior to the Closing, other than those Taxes contested in good faith;

                  (8) Except in the ordinary course of business consistent with past practices or in accordance with the terms of any existing Contract, Employee Plan or collective bargaining agreement, not grant any material increase or change in total compensation or benefits (taken as a whole) to any of the Transferred Employees or, except as permitted by Section 10.2, enter into any employment, severance or similar Contract with any Person or amend any such existing Contracts to increase any amounts payable thereunder or benefits provided thereunder;

                  (9) Not terminate any Material Contract;

                  (10) Not create, incur, assume, guarantee or otherwise become liable with respect to any indebtedness for money borrowed other than in the ordinary course of business (it being understood and agreed that customer advances, customer deposits and construction advances do not create indebtedness for money borrowed), except in connection with additional borrowings under the Existing Loan Documents and any renewal, extension, rearrangement or refunding of any indebtedness created under or evidenced by the Existing Loan Documents, and except pursuant to advances made by Seller to the Business; or

                  (11) Not make any material filings with any Governmental Body prior to consulting with Buyer except for filings made in the ordinary course of business consistent with past practices.

             (b) Access to the Business, Assets and Records; Updating
Information.

                  (1) From and after the date hereof and until the Closing Date, Seller shall permit Buyer and its Representatives to have, on reasonable notice and at reasonable times, reasonable access to the Business, the Assets and all books, papers and records to the extent that they reasonably relate to the ownership, operation, obligations and liabilities of the Business and the Assets; provided, however, that such access shall not unreasonably interfere with the operation of the Business; and provided, further, that Buyer hereby agrees to defend, indemnify and hold harmless Seller from and against all Losses arising out of or relating to the negligence or willful misconduct of Buyer or its Representatives in connection with Buyer's access provided pursuant to this
Section 6.1(b)(1). Without limiting the application of the Confidentiality Agreement, all documents or information furnished by Seller hereunder shall be subject to the Confidentiality Agreement.

                  (2) Seller will notify Buyer as promptly as practicable of any significant change in the ordinary course of business for the Business and of any material Proceedings (Threatened or pending) involving or affecting the Business or the transactions contemplated by this Agreement, and shall use reasonable efforts to keep Buyer fully informed of such events.

             (c) Consents. Seller will use its commercially reasonable efforts to obtain all necessary Consents from any Person required to consummate the transactions contemplated hereby, including the Consent of any Person required under any Legal Requirement or Contract applicable to the Business and all Consents listed in Schedule 5.3.

             (d) Exclusivity. Until consummation of the transactions contemplated hereby or termination of this Agreement pursuant to Section 9.1, neither Seller nor its Affiliates, representatives, officers, directors, employees or agent will, directly or indirectly, (1) submit, solicit, initiate, encourage or discuss any proposal or offer from any Person (other than Buyer or its Affiliates) or enter into any agreement or accept any offer relating to any
(i) reorganization, liquidation or dissolution of the Business; (ii) merger or consolidation involving the Business; (iii) purchase or sale of substantially all of the Assets; or (iv) similar transaction or business combination involving the Business or the Assets, or (2) furnish any information with respect to, assist or participate in or facilitate in any other manner any effort or attempt by any Person or do or seek to do any of the foregoing. Seller shall notify Buyer promptly if any Person makes any proposal, offer, inquiry or contact with respect to an action described in clauses (i) through (iv) above.

             (e) Noncompetition.

                  (i) From the Closing Date through the third (3rd) anniversary thereof, Seller agrees that neither it nor any of its Affiliates will (i) directly, or indirectly through one or more entities, own, manage, operate, control, be employed by or participate in the ownership, management, operation or control, or have a financial interest in, any Person which is engaged in the Business within the State of Vermont, provided, however, that the foregoing shall not prevent the purchase or ownership of shares which constitute less than five percent (5%) of the outstanding equity securities of a publicly-held company; or (ii) divert or direct any Person who is, at that time, a customer or supplier of the Business away from the Business.

                  (ii) Seller acknowledges that it has carefully read all the terms of this Section 6.1(e), and agrees that (A) the same are necessary for the reasonable and proper protection of the value of the Business, (B) each and every covenant is reasonable with respect to such matter, length of time and the geographical area described, and (C) that irrespective of all other conditions, the covenants and restrictions in clause (i) above shall be operative during the full period and throughout the geographical area described. In the event any court finds any such restraint or limitation to be unreasonable, then it is the intent of the parties that such court should determine the maximum restraint or limitation which is reasonable and enforcement will be of that restraint or limitation.

                  (iii) Because of the immediate and irreparable damage that would be caused to Buyer as a result of the breach of the covenants of Seller contained in this Section 6.1(e), for which Buyer would not have other adequate remedy, Seller agrees that, in the event of any such breach, Buyer shall be entitled to seek, from any court of competent jurisdiction, an injunction against any further breach by Seller. In addition, Buyer shall be entitled to pursue any other remedies available under applicable laws or equitable principles. Each party waives any requirements for security of the posting of any bond or other surety in connection with any temporary or permanent award or injunctive, mandatory or other equitable relief.

         Section 6.2 Covenants of Buyer. Buyer agrees to observe and perform the following covenants and agreements:

             (a) Consents. Buyer will use its commercially reasonable efforts to assist Seller in obtaining all necessary Consents from any Person required to consummate the transactions contemplated hereby, including the Consent of any Person required under any Legal Requirement or Contract applicable to the Business, and will use its commercially reasonable efforts to obtain all Consents listed in Schedule 4.2 and Schedule 4.3.

             (b) Access to Information. After Closing, Buyer will, and will cause its Representatives to, afford to Seller, including its Representatives, at Seller's expense, reasonable access to all books, records, files and documents related to the Business to the extent necessary to permit Seller to prepare and file its tax returns and to prepare for and participate in any investigation with respect thereto, to prepare for and participate in any other investigation and defend any Proceedings relating to or involving Seller or the Business for which Seller may be responsible, to discharge its obligations under this Agreement and the other Related Documents to which its is a party and for other reasonable purposes and will afford Seller reasonable assistance in connection therewith. Buyer will cause such records to be maintained for not less than seven years from the Closing Date and will not dispose of such records without first offering in writing to deliver them to Seller; provided, however, that in the event that Buyer transfers all or a portion of the Business to any third party during such period, Buyer may transfer to such third party all or a portion of the books, records, files and documents related thereof, provided such third party transferee expressly assumes in writing the obligations of Buyer under this Section 6.2(b). In addition, after the Closing Date, at Seller's request, Buyer shall make available to Seller and its Affiliates, employees, representatives and agents, those employees of Buyer requested by Seller in connection with any Proceeding, including to provide testimony, to be deposed, to act as witnesses and to assist counsel; provided, however, that (x) such access to such employees shall not unreasonably interfere with the normal conduct of the operations of Buyer and (y) Seller shall reimburse Buyer for the allocated time charges of such employees and the out-of-pocket costs reasonably incurred by Buyer in making such employees available to Seller.

             (c) Citizens Guarantees and Surety Instruments. Buyer shall use its commercially reasonable efforts to assist Seller in obtaining full and complete releases on the guarantees, letters of credit, bonds and other surety instruments listed in Schedule 6.2(c). For purposes of this Section 6.2(c), reasonable efforts shall include: (i) Buyer's assumption of the Contracts on the terms set forth in this Agreement; and (ii) an obligation on the part of Buyer to provide a guaranty, letter of credit, bond or other surety instrument at Closing to the extent required by any Contract assumed by Buyer at Closing and, in general, an equivalent surety instrument to be substituted for any surety instrument provided by Citizens to any beneficiary in connection with the Business.

             (d) Other Covenants of Buyer. Buyer agrees to submit to regulation by the appropriate state regulatory commission to the same extent as such state regulatory commission currently regulates Seller in connection with the Business. Buyer also agrees to make no filings with such state regulatory commission or take any other action in connection with any Proceeding or Legal Requirement relating to any other businesses conducted by Seller that also are subject to regulation by such state regulatory commission.

         Section 6.3 Governmental Filings.

             (a) HSR Act Filing. Buyer and Seller shall comply promptly with the notice and reporting requirements of the HSR Act. Buyer and Seller shall comply substantially with any additional requests for information, including requests for production of documents and production of witnesses for interviews or depositions, made by the Antitrust Division of the United States Department of Justice, the United States Federal Trade Commission or the antitrust or competition law authorities of any other jurisdiction (the "Antitrust Authorities"). Buyer shall exercise its commercially reasonable efforts, and Seller shall cooperate fully with Buyer, to prevent the entry in any Proceeding brought by an Antitrust Authority or any Governmental Body which would prohibit, make unlawful or delay the consummation of the transactions contemplated by this Agreement. Seller shall not oppose any efforts of Buyer, including Buyer's proffer of consent to any Order, to complete lawfully the transactions contemplated by this Agreement, and shall cooperate in good faith with Buyer and the Antitrust Authorities to the same effect.

             (b) Other Regulatory Filings. Buyer and Seller will, as soon as reasonably practicable following the execution of this Agreement, prepare and file with each Governmental Body, including the appropriate state regulatory commission, requests for such Consents as may be necessary for the transfer of the Assets in accordance with the terms of this Agreement. Buyer and Seller will diligently pursue such Consents and will cooperate with each other in seeking such Consents. To this end, the parties agree to make available the personnel and other resources of their respective organizations in order to accomplish actions reasonably required by them to obtain all such Consents.

             (c) Actions Not Required. Notwithstanding anything to the contrary contained in this Agreement, in connection with or as a condition to receiving any Consent, neither Seller nor Buyer shall be required (A) to divest, abandon, license or take similar action with respect to any assets (tangible or intangible) of it or any of its respective Affiliates, or (B) to expend material sums of money or grant any material financial or other accommodations (other than as contemplated hereby).

         Section 6.4 Citizens Marks. Buyer acknowledges and agrees with Seller that Seller has the absolute and exclusive proprietary right to all names, marks, trade names, trademarks and corporate symbols and logos incorporating "Citizens" and "CZN" (collectively and together with all other names, marks, trade names, trademarks and corporate symbols and logos owned by Seller or any of its Affiliates, the "Citizens Marks"), all rights to which and the goodwill represented thereby and pertaining thereto are being retained by Seller. Within ninety (90) days after the Closing Date, Buyer shall cease using any Citizens Mark and shall remove from the Assets any and all Citizens Marks. Thereafter, Buyer shall not use any Citizens Mark in connection with the sale of any products or services or otherwise in the conduct of its businesses. In the event that Buyer breaches this Section 6.4, Seller shall be entitled to specific performance of this Section 6.4 and to injunctive relief against further violations, as well as any other remedies at law or in equity available to Seller.

         Section 6.5 Acknowledgment by Buyer. In order to induce Seller to enter into and perform this Agreement and the Related Documents, Buyer acknowledges and agrees with Seller as follows:

             (a) To the extent any representation or warranty of Seller made herein is, to the knowledge of Buyer acquired prior to the date of execution of this Agreement, untrue or incorrect, (i) Buyer shall have no rights under this Agreement or any Related Documents by reason of such untruth or inaccuracy, and
(ii) any such representation or warranty by Seller shall be deemed to be amended to the extent necessary to render it consistent with such knowledge of Buyer. As used in this Agreement, the "knowledge of Buyer" means the actual knowledge of John D. Parker, Buyer's Chief Financial Officer.

             (b) EXCEPT AS SET FORTH IN THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT DELIVERED BY SELLER PURSUANT HERETO, NONE OF SELLER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION, WRITTEN OR ORAL, FURNISHED TO OR PREPARED AT THE REQUEST OF BUYER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES WITH RESPECT TO THE BUSINESS OR THE ASSETS.

             (c) THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND IN ANY OTHER DOCUMENT OR INSTRUMENT DELIVERED BY SELLER PURSUANT HERETO CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF SELLER TO BUYER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY AND BY THE RELATED DOCUMENTS THERE ARE NO REPRESENTATIONS, WARRANTIES, COVENANTS, UNDERSTANDINGS OR AGREEMENTS, ORAL OR WRITTEN, IN RELATION THERETO BETWEEN THE PARTIES OTHER THAN THOSE INCORPORATED HEREIN AND THEREIN. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN ANY OTHER DOCUMENT OR INSTRUMENT DELIVERED BY SELLER PURSUANT HERETO, BUYER DISCLAIMS RELIANCE ON ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, BY OR ON BEHALF OF SELLER OR ITS AFFILIATES OR REPRESENTATIVES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS PROVIDED IN SECTIONS 5.7, 5.11 AND 5.14, THERE ARE NO REPRESENTATIONS OR WARRANTIES OF SELLER WITH RESPECT TO THE CONDITION OF THE ASSETS, COMPLIANCE WITH ENVIRONMENTAL LAWS AND ENVIRONMENTAL PERMITS OR THE PRESENCE OR RELEASES OF HAZARDOUS MATERIAL IN THE FIXTURES, SOILS, GROUNDWATER, SURFACE WATER OR AIR ON, UNDER OR ABOUT OR EMANATING FROM ANY OF THE PROPERTIES OR ASSETS OF SELLER.

         Section 6.6 Transition Plan. Within 30 days after the execution date of this Agreement, Buyer shall deliver to Seller a list of its proposed representatives to a joint transition team, which shall include expertise from various functional specialties associated or involved in providing billing, payroll and other support services provided to the Business by any automated or manual process using facilities or employees that are not included among the Assets or Transferred Employees. Seller will add its representatives to such team within 15 days after receipt of Buyer's list. Such team will be responsible for preparing as soon as reasonably practicable after the execution date of this Agreement and at least 60 days prior to the Closing Date, and timely implementing, a transition plan which will identify and describe substantially all of the various transition activities that the parties will cause to occur before and after the Closing and any other transfer of control matters that any party reasonably believes should be addressed in such transition plan, including
(i) the payment, collection, remittance and/or other appropriate arrangements with respect to the items addressed in Sections 3.1(a), 3.1(b) and 3.4; and (ii) identification, selection and hiring by Buyer on or after the Closing Date of employees of Seller who provide support services to the Business but who are not included among the Active Employees. If requested by either party, the terms and conditions governing such transition activities will be more fully set forth in a Transition Agreement reasonably satisfactory to the parties. Buyer and Seller shall use their commercially reasonable efforts to cause their Representatives on such transition team to cooperate in good faith and take all reasonable steps necessary to develop a mutually acceptable transition plan by no later than 120 days after the date of this Agreement.

         Section 6.7 Title Insurance. Prior to Closing, Seller shall cooperate with Buyer and use commercially reasonable efforts to assist Buyer if Buyer desires to obtain ALTA title insurance commitments (collectively, the "Title Commitments," and each a "Title Commitment"), in final form, from one or more title insurance companies (collectively, the "Title Company"), committing the Title Company (subject only to the satisfaction of any industry standard requirements contained in the Title Commitment) to issuing ALTA (or its local equivalent) form of title insurance policies insuring good, valid, indefeasible fee simple title to the owned Real Estate in Buyer, in all cases, at Buyer's sole expense and in the respective amounts that Buyer requests prior to Closing, subject to no Encumbrances or other exceptions to title other than Permitted Encumbrances (collectively the "Title Policies"). On or prior to the Closing Date, Seller shall execute and deliver, or cause to be executed and delivered, to the Title Company, at no cost to Seller, any customary affidavits, standard gap indemnities and similar documents reasonably requested by the Title Company in connection with the issuance of the Title Commitments or the Title Policies; provided that such efforts and Buyers' request for Title Policies or Title Commitments shall, in no event, result in any delay in the consummation of the transactions contemplated by this Agreement.

         Section 6.8 Sale of Generating Assets. Seller shall use its commercially reasonable efforts, prior to Closing, to negotiate, to enter into and to consummate, prior to Closing, a definitive purchase and sale agreement, containing terms and conditions reasonably acceptable to Seller and for an adjusted purchase price of at least $3,000,000, with a third Person regarding the sale to and purchase by such third Person of the Generating Assets and the assumption by such third Person of related obligations and liabilities of Seller. Upon the full execution of such an agreement, the Generating Assets shall automatically be deemed to be Excluded Assets for all purposes of this Agreement and Seller shall deliver to Buyer revised Schedules reflecting changes that result as a consequence of the Generating Assets becoming Excluded Assets. Buyer shall cooperate fully with Seller, and shall not oppose Seller's efforts to sell the Generating Assets separately from the other Assets. Seller also may enter into, and Buyer agrees to assume at Closing or separately to enter into at Closing, any power purchase agreement that Seller and the buyer of the Generating Assets may agree to enter into as part of such purchase and sale transaction, provided such power purchase agreement is approved by the Vermont Public Services Board.

         Section 6.9 Hydro-Quebec Step-up Indemnity Agreement. Within 30 days after the execution date of this Agreement, the parties jointly shall establish a working group of appropriate subject matter experts who shall be instructed to prepare, within 120 days after the date of execution of this Agreement, a comprehensive agreement (the "Hydro-Quebec Step-Up Indemnity Agreement"), for execution by the parties at Closing, setting forth the following terms and procedures, together with any other appropriate arrangements that either party believes should be included in such agreement:

             (a) It is the intention of the parties that Seller's obligations under the Hydro-Quebec Contracts shall not be increased or enlarged as a result of the sale of the Assets hereunder or by any act or omission of Buyer, but shall remain to the same extent and in the same amount as if such sale of the Assets did not occur. Accordingly, Seller shall agree to indemnify and hold harmless Buyer from and against any and all Losses arising out of or resulting from Section 17.3 of H-Q/VJO Contract or Sections 6.1, 6.2, 6.3 or 6.4 of the H-Q Participation Agreement to the same extent (but only to such extent) that Seller would have incurred such Losses had Seller continued to own the Assets as of the time the event giving rise to such Losses occurred.

             (b) Without the prior written consent of Seller (which may be withheld in Seller's sole discretion), Buyer shall not amend, modify, waive or agree to the waiver of any provision of the Hydro-Quebec Contracts if such action could adversely affect the rights or obligations of Seller.

             (c) Buyer shall notify Seller as promptly as practicable of any significant change or development with respect to the Hydro-Quebec Contracts or the parties thereto.

             (d) Buyer shall take all commercially reasonable steps to mitigate such Losses, including exercising all rights available to it under the Hydro-Quebec Contracts to resell the additional power it purchases thereunder and enforcing its rights against the other purchasing parties to the Hydro-Quebec Contracts. Such rights shall be exercised by Buyer in good faith and in a manner consistent with its business practices involving claims for which no third party contractual indemnification is available.

             (e) To the fullest extent permitted, Seller shall be subrogated to any rights or claims that Buyer may have against any of the other power purchasing parties under the Hydro-Quebec Contracts in connection with the event giving rise to such Losses.


                                   ARTICLE VII
                              CONDITIONS PRECEDENT

         Section 7.1 Seller's Conditions Precedent to Closing. The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to fulfillment at or prior to the Closing of the following conditions:

             (a) Representations and Warranties True as of the Closing Date. Buyer's representations and warranties in this Agreement shall have been true and correct in all material respects (except for representations and warranties that contain a qualification as to materiality, which shall have been true and correct in all respects) as of the date of this Agreement and shall be true and correct in all material respects (except for representations and warranties that contain a qualification as to materiality, which shall be true and correct in all respects) as of the Closing Date as if made on the Closing Date, subject to changes expressly contemplated and permitted by this Agreement, except that representations and warranties made as of, or in respect of, only a specified date or period shall be true and correct in all material respects as of, or in respect of, such date or period.

             (b) Compliance with Agreements. The covenants, agreements and conditions required by this Agreement to be performed and complied with by Buyer shall have been performed and complied with in all material respects prior to or at the Closing Date.

             (c) Certificate. Buyer shall execute and deliver to Seller a certificate of an authorized officer of Buyer, dated the Closing Date, stating that the conditions specified in Sections 7.1(a) and 7.1(b) of this Agreement have been satisfied.

             (d) Governmental Approvals and Other Consents. The Vermont Public Services Board shall have issued an Order approving the transactions contemplated hereby, the terms and conditions of such Order shall be acceptable in all material respects to Seller in its reasonable discretion and shall have no significant adverse effect on Seller's acquisition and divestiture activities in the State of Vermont (including the divestiture of the Assets), and such Order shall have become a Final Order. Seller also shall have obtained all other Consents of Governmental Bodies and other Persons which are required in order to consummate the transactions contemplated hereby and to transfer the Assets to Buyer without incurring material liability under any Legal Requirement, Order or Contract, including all Consents required by the Hydro-Quebec Contracts to assign such Contracts to Buyer.

             (e) HSR Act. The applicable waiting period under the HSR Act with respect to the transactions contemplated hereby shall have expired or have been terminated without there being in effect a Legal Requirement enjoining or restraining consummation of such transaction.

             (f) Injunctions. On the Closing Date, there shall be no Proceedings pending which seek, and no Orders which operate, to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated by this Agreement.

             (g) Opinion of Counsel. On the Closing Date, Seller shall have received from counsel to Buyer an opinion in the form of Exhibit 7.1(g).

             (h) Documents. Buyer shall have delivered all the certificates, instruments, contracts and other documents specified to be delivered by it hereunder on or before the Closing Date, including pursuant to Section 8.1, and shall have taken such actions as Seller may have requested pursuant to Section
11.2 hereof.

             (i) Sale of Generating Assets. Any agreement entered into by Seller in accordance with Section 6.8 shall have been consummated prior to the Closing Date or Seller shall be satisfied that such transaction will be consummated concurrently with the Closing.

         Section 7.2 Buyer's Conditions Precedent to Closing. The obligation of Buyer to consummate the transactions contemplated by this Agreement shall be subject to fulfillment at or prior to the Closing of the following conditions:

             (a) Representations and Warranties True as of the Closing Date. Seller's representations and warranties in this Agreement shall have been true and correct in all material respects (except for representations and warranties that contain a qualification as to materiality, which shall have been true and correct in all respects) as of the date of this Agreement and shall be true and correct in all material respects (except for representations and warranties that contain a qualification as to materiality, which shall be true and correct in all respects) as of the Closing Date as if made on the Closing Date, subject to changes expressly contemplated and permitted by this Agreement; except (i) that representations and warranties made as of, or in respect of, only a specified date or period shall be true and correct in all material respects as of, or in respect of, such date or period, and (ii) to the extent that any failure of such representations and warranties to be true and correct as aforesaid when taken in the aggregate would not have a Material Adverse Effect.

             (b) Compliance with Agreements. The covenants, agreements and conditions required by this Agreement to be performed and complied with by Seller shall have been performed and complied with in all material respects prior to or at the Closing Date, except where the failure to so perform or comply when taken in the aggregate would not have a Material Adverse Effect.

             (c) Certificate. Seller shall execute and deliver to Buyer a certificate of an authorized officer of Seller, dated the Closing Date, stating that the conditions specified in Sections 7.2(a) and 7.2(b) of this Agreement have been satisfied.

             (d) Governmental Approvals. The Vermont Public Services Board shall have issued an Order approving the transactions contemplated hereby, such Order shall not contain any restrictions or conditions (other than those in effect on the date of this Agreement or requiring that the regulatory treatment with respect to the Business in existence as of the date of this Agreement applicable to Seller be continued following the Closing) which would have a material adverse effect on the operation, financial condition or results of operations of the Business, and such Order shall have become a Final Order. In addition, Seller shall have obtained all other Consents of Governmental Bodies and other Persons which are required in order to consummate the transactions contemplated hereby other than those the failure of which to obtain would not have a material adverse effect on the operation, financial condition or results of operations of the Business.

             (e) HSR Act. The applicable waiting period under the HSR Act with respect to the transactions contemplated hereby shall have expired or have been terminated.

             (f) Injunctions. On the Closing Date, there shall be no Proceedings pending which seek, and no Orders which operate, to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated by this Agreement.

             (g) Opinion of Counsel. On the Closing Date, Buyer shall have received from L. Russell Mitten II, Vice President and General Counsel of Seller, an opinion in the form of Exhibit 7.2(g) hereto.

             (h) Documents. Seller shall have delivered all of the certificates, instruments, contracts and other documents specified to be delivered by it hereunder, including pursuant to Section 8.1, and shall have made arrangements reasonably satisfactory to Buyer to deliver to Buyer as promptly as practicable after the Closing such records (including customer and employee records) necessary to own and operate the Business.

             (i) No Material Adverse Change. Since the date of execution of this Agreement, no Material Adverse Effect shall have occurred that has continuing effect as of the Closing Date.

             (j) Hydro-Quebec Step-Up Indemnity Agreement. Seller shall have executed and delivered to Buyer the Hydro-Quebec Step-Up Indemnity Agreement contemplated by Section 6.9 and such agreement shall be reasonably satisfactory to Buyer.

                                  ARTICLE VIII
                                     CLOSING

         Section 8.1 Closing. The closing of the purchase and sale of the Assets (the "Closing") will take place at the offices of Fleischman and Walsh, L.L.P., 1400 Sixteenth Street, N.W., Suite 600, Washington, D.C. 20036, on the last calendar day of the month in which the conditions specified in Sections 7.1(d) and 7.2(d) have been satisfied, unless another time, date and place is agreed to in writing by the parties. The date of the Closing is referred to in this Agreement as the "Closing Date." The transactions to be consummated on the Closing Date shall be deemed to have been consummated as of 11:59 p.m. on the Closing Date. At the Closing the following events shall occur, each event being deemed to have occurred simultaneously with the other events.

             (a) Bill of Sale. Seller and Buyer shall execute and deliver the Bill of Sale and Assignment and Assumption Agreement in the form of Exhibit 8.1(a) hereto (the "Bill of Sale").

             (b) Payment of Purchase Price. As provided below, Buyer will pay to Seller an amount equal to the Estimated Purchase Price by wire transferring such amount, in lawful money of the United States of America in immediately available funds, to such account as Seller shall have designed by notice to Buyer. If the Closing Date is not a business day on which financial institutions are open and operating, then on or before the last business day on which financial institutions are open and operating before the Closing Date, Buyer shall deliver the Estimated Purchase Price to Buyer's lead bank (the "Escrow Agent") in immediately available funds in U.S. dollars. Upon receipt, the Escrow Agent shall invest the Estimated Purchase Price in an interest-bearing account mutually agreed upon by Seller and Buyer. At Closing, Buyer shall sign and deliver to Seller a statement which confirms that the Closing has occurred and which instructs the Escrow Agent to transfer to Seller the funds representing the Estimated Purchase Price, plus an amount representing the interest earned after the Closing Date until the date the funds are transferred, to an account that Seller shall designate at least two (2) business days prior to the date the funds are required to be transferred hereunder. The Escrow Agent shall refund the balance to Buyer. The fees and expenses of Escrow Agent shall be paid one-half by Seller and one-half by Buyer.

             (c) Other Related Documents. To the extent consistent with the other provisions of this Agreement, Seller (or the appropriate Affiliate of Seller) and Buyer shall execute and deliver such other Related Documents (including special warranty deeds, conveyances, certificates of title, bills of sale, assignment and assumption instruments and FIRPTA affidavits) reasonably requested by a party that are necessary in order to satisfy any applicable Legal Requirements relating to the transfer of the

Assets to Buyer or the assumption of the Assumed Liabilities by Buyer or which are customarily given in the State of Vermont to accomplish transfers of assets of the type involved; provided, however, that nothing in this clause (c) shall obligate Seller or any Affiliate of Seller to execute or deliver any document that affects, in a manner adverse to Seller and in a manner not required by the terms of this Agreement, Seller's liability to Buyer as expressed herein and in the Bill of Sale.

             (d) FIRPTA Certificate. Seller shall execute and deliver to Buyer a certification of nonforeign status within the meaning of Treasury Regulations
Section 1.1445-2.

                                   ARTICLE IX
                                   TERMINATION

         Section 9.1 Termination Rights. This Agreement may be terminated in its entirety at any time prior to the Closing:

             (a) By the mutual written agreement of Seller and Buyer;

             (b) By Buyer, on the one hand, or Seller, on the other hand, in writing if there shall be in effect a nonappealable Order prohibiting , enjoining or restricting the transactions contemplated by this Agreement;

             (c) By Buyer, upon the breach in any material respect of any of the representations and warranties of Seller contained herein or in the failure by Seller to perform and comply in any material respect with any of the agreements and obligations required by this Agreement to be performed or complied with by Seller, provided that such breach or failure is reasonably likely to result in a Material Adverse Effect and is not cured or otherwise addressed by Seller in a manner reasonably acceptable to Buyer within 30 days of Seller's receipt of a written notice from Buyer that such a breach or failure has occurred (or significant efforts have not been commenced to cure such misrepresentation or breach if it is susceptible to cure but not capable of being cured within such 30 days);

             (d) By Seller, upon the breach in any material respect of any of the representations and warranties of Buyer contained herein or the failure by Buyer to perform and comply in any material respect with any of the agreements and obligations required by this Agreement to be performed or complied with by Buyer, provided that such breach or failure is not cured or otherwise addressed by Buyer in a manner reasonably acceptable to Seller within 30 days of Buyer's receipt of a written notice from Seller that such a breach or failure has occurred (or significant efforts have not been commenced to cure such misrepresentation or breach if it is susceptible to cure but not capable of being cured within such 30 days);

             (e) By either party in writing if the Closing has not occurred within fifteen (15) months after the execution date of this Agreement; provided, however, that the right to terminate this Agreement under this Section 9.1(e) will not be available to any party that is in material breach of its representations, warranties, covenants or agreements contained herein; and provided, further, that if Closing has not occurred within such period of time because the conditions precedent to Closing set forth in Sections 7.1(d) and 7.2(d) have not been fulfilled, then such period of time shall be automatically extended by an additional six (6) months;

             (f) By Seller or Buyer, as appropriate, if any Governmental Body whose Consent is required to fulfill a condition precedent to Closing set forth in Section 7.1(d) (with respect to Seller) or in Section 7.2(d) (with respect to Buyer) has affirmatively indicated that such Consent will not be given or will contain terms or conditions (or, if such Consent has been obtained, contains terms or conditions) that, in the reasonable business judgment of Seller or Buyer, as appropriate, will result in a condition precedent to Closing set forth in Section 7.1(d) (with respect to Seller) or in
Section 7.2(d) (with respect to Buyer) not being satisfied;

             (g) By Seller if by the deadline set forth in Section 4.4 (as such deadline may have been extended by Seller), Buyer fails to obtain from a reputable financial institution a binding commitment letter, in form and substance reasonably satisfactory to Seller, obligating such financier to provide the necessary funds to Buyer at Closing to enable Buyer to consummate the transactions contemplated by this Agreement; or

             (h) By Seller if both (i) Buyer's financier fails to advance loan proceeds to Buyer with which to fund the payments required to be made by Buyer at Closing or such financier affirmatively indicates, for no reason or for any reason other than the proper termination of this Agreement pursuant to any other provision of this Section 9.1, that such funding will not be provided to Buyer by such financier and (ii) Buyer is unable to arrange, to Seller's reasonable satisfaction, replacement funding from any other source within forty-five (45) days after the occurrence of the event described in the preceding clause (i).

         Section 9.2 Limitation on Right to Terminate: Effect of Termination.

             (a) A party shall not be allowed to exercise any right of termination pursuant to Section 9.1 if the event giving rise to the termination right shall be due to the willful failure of such party seeking to terminate this Agreement to perform or observe in any material respect any of the covenants or agreements hereof to be performed or observed by such party.

             (b) If this Agreement is terminated as permitted under Section 9.1, such termination shall be without liability of or to any party to this Agreement, or any shareholder or Representative of such party; provided, however, that if such termination shall result from the willful failure of any party to fulfill a condition to the performance of any other party or to perform a covenant of this Agreement or from a material and willful breach by any party to this Agreement (it being understood that the failure to cure a breach shall not, by itself, be a willful breach of this Agreement), then such party shall (subject to the limitation set forth in the last sentence of this Section 9.2(b)) be fully liable for any and all damages sustained or incurred by the other party. If prior to Closing either party to this Agreement resorts to legal proceedings to enforce this Agreement, the prevailing party in such proceedings shall be entitled to recover all costs incurred by such party including reasonable attorney's fees, in addition to any other relief to which such party may be entitled; provided, however, and notwithstanding anything to the contrary in this Agreement, in no event shall either party be entitled to receive any punitive, indirect or consequential damages.

             (c) If (i) Seller terminates this Agreement pursuant to Section 9.1(d), Section 9.1(g) or Section 9.1(h) or (ii) this Agreement is terminated by either party pursuant to Section 9.1(e) or 9.1(f) because the requisite Consent from the applicable state regulatory commission has not been obtained, or because such Governmental Body has affirmatively indicated that its Consent will not be given, due in whole or in part to concerns about Buyer's qualifications or capabilities, unless such Governmental Body also has affirmatively indicated that its Consent is being withheld due in part to concerns about Seller's operation of the Business or ownership of the Assets, then Seller may present a sight draft under the Letter of Credit, and thereby retain either all of the Deposit (if clause (i) is applicable) or $380,000

(if clause (ii) is applicable), (or, if there is no Letter of Credit or if the Letter of Credit does not permit Seller to present a sight draft in such circumstances, then Buyer shall pay to Seller in cash an amount equal to the Deposit or $380,000, as the case may be, within five (5) business days after the effective date of termination of this Agreement), in either case, as liquidated damages free of any claims by Buyer or any other Person with respect thereto (the parties hereby acknowledging that the extent of damages to Seller occasioned by such breach or default or failure by Buyer would be impossible or extremely difficult to ascertain and that the amount to be paid to Seller is a fair and reasonable estimate of such damages under the circumstances). If this Agreement is terminated for any reason other than as set forth in the preceding sentence, then Seller shall promptly deliver the Letter of Credit to Buyer, free of any claims by Seller or any other Person with respect thereto.

                                    ARTICLE X
                                EMPLOYEE MATTERS

         Section 10.1 Employment of Transferred Employees.

             (a) Schedule 10.1 lists each division, and the total number of salaried and hourly, nonunion and union, employees actively employed as of the date of this Agreement in each division by Seller or its Affiliates whose primary duties relate to the Business ("Active Employees"). As of the Closing Date, Buyer shall employ all Active Employees of Seller employed in the Business being acquired ("Transferred Employees") in the same comparable positions, and at the same compensation level (including wages, salary and bonuses) as were in effect with Seller immediately prior to the Closing Date. Buyer reserves the right to restructure positions and functions as it deems appropriate so long as reassignment does not result in materially diminished responsibilities or a reduction in compensation. For purposes of the preceding sentence, "Active Employees" shall include all full-time and part-time employees, employees on military leave, maternity leave, leave under the Family and Medical Leave Act of 1993, on short-term disability, on layoff with recall rights, and employees on other leaves of absences where there is a legal or contractual right to reinstatement. Notwithstanding the foregoing, nothing in this Agreement shall operate to prevent or prohibit Buyer from making changes in compensation of Transferred Employees based on demotions arising for cause.

             (b) Prior to the execution date of this Agreement, Seller has delivered to Buyer a list of the persons who would have been Transferred Employees had the Closing Date occurred on December 31, 1999, showing the following information for each such person: (i) the name of each such person;
(ii) the name of his or her current employer; (iii) his or her current base pay, 1998 bonus that was paid in 1999 and the projected 1999 bonus that will be paid in 2000; (iv) his or her hire date, any rehire date (if available) and years of service; (v) his or her then-current position and job title; (vi) whether such employee is subject to a collective bargaining agreement or represented by a labor organization and, if so, the name of the union and local, (vii) whether such employee is on military leave, maternity leave, leave under the Family and Medical Leave Act of 1993, short-term disability, on layoff with recall rights, or on other leave of absence with a legal or contractual right to reinstatement. Seller shall update such list as of the end of each calendar quarter occurring between the execution date hereof and the Closing Date, in each case assuming the Closing Date had occurred on such date, and shall deliver such updated lists to Buyer within ten (10) days after the end of each such calendar quarter.

         Section 10.2. Assumption of Collective Bargaining Agreement Obligations. On and after the Closing Date, Buyer, shall assume all of the Seller's obligations under, and be bound by the provisions of, each collective bargaining agreement to the extent of provisions covering Transferred Employees. Each collective bargaining agreement shall be identified on a Schedule 10.2 to be prepared by Seller and submitted to Buyer on or before the Closing Date. Seller shall cooperate with Buyer in Buyer's efforts to contact the unions representing Transferred Employees. Seller may extend, renew or enter into a new Contract to replace any collective bargaining agreement that will expire prior to December 31, 2000, provided that Seller shall consult with Buyer regarding the terms and conditions of any such extension, renewal or replacement of any such collective bargaining agreement. Notwithstanding the foregoing provisions of this Section 10.2, Buyer shall not be obligated to assume any new collective bargaining agreement that contains terms and conditions that, when taken as a whole, are materially more onerous on the employer than the terms and conditions, taken as a whole, of the collective bargaining agreement that was replaced by such new collective bargaining agreement.

         Section 10.3 Cessation of Participation in Seller's Plans; Proration of Bonuses. From and after the Closing Date, Transferred Employees shall accrue no additional benefits under any Employee Benefit Plan, or Employee Plan of Seller or its Affiliates. Seller and Buyer shall pro-rate the obligation to pay any bonuses declared by Seller after the Closing Date that would have been payable to the Transferred Employees had the Transferred Employees remained employed by Seller or its Affiliates throughout the calendar year in which the Closing Date occurs, in accordance with the provisions of any Employee Benefit Plan or Employee Plan of Seller under which such bonus would have been paid. For Transferred Employees entitled to such bonus, Buyer shall be obligated to pay that portion of each such bonus determined by multiplying the amount of such bonus by a fraction, the numerator of which is the number of days from and after the Closing Date through the end of the calendar year in which the Closing Date occurs, and the denominator of which is 365. Seller shall be obligated to pay the balance of any such bonuses.

         Section 10.4 Similarity of Benefit Packages. As of the Closing Date, and except as otherwise expressly provided in this Article X, Buyer shall include each Transferred Employee in a benefit package providing benefits that are in the aggregate substantially similar to those provided by Seller to such Transferred Employees immediately prior to the Closing Date. Notwithstanding the foregoing, to the extent that one or more collective bargaining agreements being assumed by Buyer contains provisions pertaining to employee benefits, Buyer shall provide the Transferred Employees covered by such agreements with benefits that are identical to those required to be provided under the terms of such agreements. Except as otherwise expressly provided in this Article X, Buyer shall treat all service and compensation credited to each such Transferred Employee as if such service and compensation had been rendered to, and paid by, Buyer for all purposes under Buyer's benefit plans, arrangements, and policies.




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


         Section 10.5  Defined Benefit Pension Plan.

             (a) At least fifteen days prior to the Closing Date, Seller shall take any and all actions necessary to cease benefit accruals and fully vest all Transferred Employees in their accrued benefits under the Citizens Pension Plan ("Seller's Pension Plan"). Seller shall retain all liabilities and assets for pension benefits accrued through the Closing Date by Transferred Employees and retirees of the Business under Seller's Pension Plan.

             (b) As of the Closing Date, Buyer shall cause all union Transferred Employees to be included in a qualified defined benefit pension plan providing benefits identical to the benefits provided under the Seller's Pension Plan ("Buyer's Pension Plan"). Buyer shall take all actions necessary to cause Buyer's Pension Plan to recognize the service that all union Transferred Employees had under Seller's Pension Plan for purposes of such Employees' eligibility to participate, vesting, attainment of retirement dates, subsidized benefits, and entitlement to optional forms of payment.

         Section 10.6  401(k) Plan.

             (a) Buyer shall take all action necessary to ensure that, as of the Closing Date, it includes Transferred Employees in a qualified 401(k) plan providing for matching contributions at least equivalent to that provided to the Transferred Employee under Citizens 401(k) Savings Plan ("Seller's 401(k) Plan") immediately prior to the Closing Date. Buyer shall take all actions necessary to cause Buyer's 401(k) Plan to recognize the service that the Transferred Employees had in Seller's 401(k) Plan for purposes of determining such Employees' eligibility to participate, vesting, attainment of retirement dates, contribution levels and, if applicable, eligibility for optional forms of benefit payments. Buyer shall cause the trustee of Buyer's 401(k) Plan to accept transfers and direct rollovers from Seller's 401(k) Plan of the vested account balances of Transferred Employees, including transfers of outstanding loan balances and related promissory notes, subject to compliance with applicable law.

             (b) Seller shall vest Transferred Employees in their account balances under Seller's 401(k) Plan as of the Closing Date. Seller shall direct the trustee of Seller's 401(k) Plan to transfer to the trustee of Buyer's 401(k) Plan an amount of cash equal to the value of the account balances of the Transferred Employees under Seller's 401(k) Plan; except that to the extent that the account balances consist of outstanding loans, Seller shall direct the trustee of Seller's 401(k) Plan to transfer to the trustee of Buyer's 401(k) Plan the promissory notes and related documents evidencing such loans.

             (c) After the transfer of assets and liabilities pursuant to this Section, Buyer shall assume all liabilities for the benefits payable with respect to Transferred Employees under Seller's 401(k) Plan, and Seller and Seller's 401(k) Plan shall have no liability for such benefits.

             (d) In connection with the transfer of assets and liabilities under this Section, Seller and Buyer shall cooperate in making all appropriate filings, and providing all applicable notices, required by the IRC or ERISA. Buyer shall deliver to Seller a copy of Buyer's 401(k) Plan, and a copy of the most recent determination letter from the IRS with respect to such Plan, together with a certification to the effect that no events have occurred since the date of the determination letter that would adversely affect the Plan's qualified status.

         Section 10.7  Welfare Benefits.

             (a) Buyer shall take all action necessary and appropriate to ensure that, as of the Closing Date, Buyer maintains employee welfare benefit plans (including retiree medical benefits) for the benefit of Transferred Employees that, in the case of nonunion Transferred Employees are, in the aggregate, comparable to those benefits provided by Seller under its corresponding welfare benefit plans (the "Buyer's Nonunion Welfare Plans"), and in the case of union Transferred Employees are identical to those benefits provided to union Transferred Employees under Seller's corresponding welfare benefit plans (the "Buyer's Bargained Welfare Plans"), as in effect immediately prior to the Closing Date. The Buyer's Nonunion Welfare Plans and the Buyer's Bargained Welfare Plans are hereinafter referred to collectively as the "Buyer Welfare Plans." For purposes of determining eligibility to participate, and entitlement to benefits, in each Buyer Welfare Plan, each Transferred Employee shall be credited with service, determined under the terms of the corresponding welfare plans maintained by Seller on the Closing Date (hereinafter referred to collectively as the "Seller Welfare Plans"). Any restrictions on coverage for pre-existing conditions, actively at work requirements, waiting periods, and requirements for evidence of insurability under the Buyer Welfare Plans shall be waived in the Buyer Welfare Plans for Transferred Employees, and Transferred Employees shall receive credit under the Buyer Welfare Plans for co-payments, payments under a deductible limit made by them, and for out-of-pocket maximums applicable to them during the plan year of the Seller Welfare Plan in which the Closing Date occurs. As soon as practicable after the Closing Date, Seller shall deliver to Buyer a list of the Transferred Employees who had credited service under a Seller Welfare Plan, together with each such Transferred Employee's service, co-payment, deductible and out-of-pocket payment amounts under such plan.

             (b) Buyer shall provide or cause to be provided retiree medical, dental, and life benefits to each retiree of the Business identified in Schedule
10.7 as updated as of the Closing Date (the "Retirees"), to each Transferred Employee who is considered to be a "grandfathered employee" (as hereinafter defined), and to each union Transferred Employee who otherwise is eligible for such retiree benefits, under the same terms and conditions as applied to such Retiree or Transferred Employee immediately prior to the Closing Date, and Seller shall have no obligation or liability, contingent or otherwise, to provide retiree medical, dental or life benefits to any such Retiree or Transferred Employee on or after the Closing Date. For purposes of this Section 10.7, a "grandfathered employee" is a union or nonunion Transferred Employee, who was at least age 55 with at least 10 years of service as defined in the Seller's Pension Plan by December 31, 1997, and who retires after December 31, 1997. Schedule 10.7 identifies each Active Employee who is a "grandfathered employee" and each union Active Employee who otherwise is eligible for such retiree benefits. Buyer agrees not to terminate or materially modify those post-retirement benefit provisions covering "grandfathered" Transferred Employees, eligible union Transferred Employees, Retirees, their spouses and dependents that are in effect immediately prior to the Closing Date.

             (c) Within sixty (60) days after the Closing, Seller agrees to transfer to an exempt trust established by Buyer under Section 501(c)(9) of the IRC ("Buyer's VEBA") the amount held under any trust established by Seller under
Section 501(c)(9) of the IRC ("Seller's VEBA") to fund post-retirement health care and life insurance benefits for the Business. Such amount shall be determined based upon Seller's internal recordkeeping. Buyer agrees that Buyer's VEBA will apply an amount at least equal to the sum of the assets transferred from Seller's VEBA (and earnings thereon calculated at the rate of return generated by Buyer's VEBA) to provide post-retirement health care and life insurance benefits after the Closing Date to the Retirees and, as applicable, the Transferred Employees who become eligible for such benefits after Closing. Upon Closing, Buyer shall be responsible for all obligations of Seller to provide post-retirement health care and life insurance benefits to such Transferred Employees and Retirees, and Seller and Seller's VEBA shall cease to have any liability, contingent or otherwise, for such benefits.

         Section 10.8 Flexible Spending Accounts. Seller shall transfer to Buyer's flexible benefits plan any balances standing to the credit of Transferred Employees under Seller's flexible benefits plan as of the Closing Date. Seller shall provide to Buyer prior to the Closing Date a list of those Transferred Employees that have participated in the health or dependent care reimbursement accounts of Seller, together with their elections made prior to the Closing Date with respect to such account, and balances standing to their credit as of the Closing Date.

         Section 10.9 Employment Agreements. Buyer shall assume all obligations of each employment agreement to which Seller or its Affiliates is a party and which covers any Transferred Employee immediately prior to the Closing Date.

         Section 10.10 Vacation. Seller shall pay to Transferred Employees any "banked" vacation credited to them on or prior to the Closing Date. On or after the Closing Date, Buyer shall provide to each Transferred Employee vacation in an amount equal to the Transferred Employee's vacation entitlement for the year of the Closing reduced by the number of vacation days that such Transferred Employee has taken on or before the Closing.

         Section 10.11 Severance. In the event that Buyer terminates the services of any Transferred Employee within twelve (12) months following the Closing Date without cause, Buyer shall provide to any such Transferred Employee severance or separation pay benefits that are at least equal to the benefits that would have been paid by Seller had Seller continued to employ such Transferred Employee through such twelve month period ending on the employee's date of termination from Buyer; provided, however, that if a collective bargaining agreement that is applicable to a union Transferred Employee would provide for a greater benefit to be paid by Buyer, the terms and conditions of such agreement shall instead be applicable. "Cause" for termination shall consist of: (a) any act of dishonesty or fraud; (b) an employee's conviction of a crime involving fraud, embezzlement or any other act of moral turpitude; (c) an employee's gross negligence or willful misconduct in the performance of his duties; (d) an employee's engagement in acts seriously detrimental to the Business or reputation of Buyer; (e) an employee's failure to abide by lawful policies of Buyer; and (f) the employee's failure to abide by the directives of the employee's superior.

                                   ARTICLE XI
                                   TAX MATTERS

         Section 11.1 Purchase Price Allocation. Buyer and Seller shall use their good faith efforts to agree upon the allocation (the "Allocation") of the Purchase Price, the Assumed Liabilities and other relevant items (including, for example, adjustments to the Purchase Price) to the individual assets or classes of assets as required by Section 1060 of the IRC and the Treasury Regulations promulgated thereunder. If Buyer and Seller agree to such Allocation, Buyer and Seller covenant and agree that, except to the extent that the IRS or other Governmental Body successfully challenges such Allocation, (i) the values assigned to the assets by the parties' mutual agreement shall be conclusive and final for all purposes, (ii) Buyer and Seller shall file all federal Tax Returns, including IRS Form 8594, in accordance with such Allocation, and (iii) neither Buyer nor Seller will take any position before any Governmental Body or in any Proceeding that is in any way inconsistent with such Allocation. Notwithstanding the foregoing, if Buyer and Seller cannot agree to an Allocation, Buyer and Seller covenant and agree to file, and to cause their respective Affiliates to file, all Tax Returns and schedules thereto (including, for example, amended returns, claims for refund, and those returns and forms required under Section 1060 of the IRC and any Treasury regulations promulgated thereunder) consistent with each of such party's good faith Allocations, unless otherwise required because of a change in any Legal Requirement.

         Section 11.2 Cooperation with Respect to Like-Kind Exchange. Buyer agrees that Seller may, at Seller's election prior to the Closing Date, direct Buyer to acquire any portion of the Assets by delivering all or a portion of the Purchase Price to a "qualified intermediary" (as defined in Treasury Regulations ss.1.1031(k) - (l)(g)(4)) as to assist Seller in structuring the relinquishment of the Assets to qualify as part of a like-kind exchange of property covered by
Section 1031 of the IRC. If Seller so elects, Buyer shall cooperate with Seller (but without being required to incur any out-of-pocket costs in the course thereof) in connection with Seller's efforts to effect such like-kind exchange, which cooperation shall include, without limitation, taking such actions as Seller reasonably requests in order to enable Seller to qualify such transfer as part of a like-kind exchange of property covered by Section 1031 of the IRC (including any actions required to facilitate the use of a "qualified intermediary"), and Buyer agrees that Seller may assign all or part of its rights and delegate all or part of its obligations under this Agreement to a person or entity acting as a qualified intermediary to the extent necessary to qualify the transfer of the Assets as part of a like-kind exchange of property covered by Section 1031 of the IRC, provided, however, that no such assignment shall relieve Seller of any of its obligations under this Agreement. Buyer and Seller agree in good faith to use reasonable efforts to coordinate the transactions contemplated by this Agreement with any other transactions engaged in by either Buyer or Seller; provided that such efforts are not required to include an unreasonable delay in the consummation of the transactions contemplated by this Agreement. Seller agrees to pay any additional Transaction Taxes that may be imposed as a result of any like-kind exchange contemplated by this Section 11.2 and to reimburse Buyer for any additional out-of-pocket legal fees and expenses incurred by Buyer in connection with any such exchange.

         Section 11.3 Transaction Taxes. Buyer and Seller shall each bear and be responsible for paying one-half of any sales, use, transfer, documentary, registration (other than any annual registration fees), business and occupation and other similar Taxes (including related penalties (civil or criminal), additions to tax and interest) imposed by any Governmental Body with respect to the transfer of Assets (including the Real Property) to Buyer ("Transaction Taxes"), regardless of whether the tax authority seeks to collect such Taxes from Seller or Buyer. Seller shall prepare all tax filings related to any Transaction Taxes (other than with respect to Real Property and motor vehicle title transfer and registration, which shall be prepared by Buyer). Fifteen (15) days prior to making such filings, the filing party shall provide to the nonfiling party the filing party's workpapers for the nonfiling party's review and approval. The nonfiling party shall provide to the filing party approval or disapproval of such workpapers within ten (10) days of delivery by the filing party. The filing party shall be responsible for (i) administering the payment of such Transaction Taxes, (ii) defending or pursuing any Proceedings related thereto, and (iii) paying any expenses related thereto, in each case subject to reimbursement by the nonfiling party for one-half of such payments and expenses. Each party shall give prompt written notice to the other of any proposed adjustment or assessment of any Transaction Taxes with respect to the transaction, or of any examination of said transaction in a sales, use, transfer or similar tax audit. In any Proceedings, whether formal or informal, the filing party shall control the defense of such Proceedings, but shall permit the nonfiling party to participate in the defense of such proceeding and shall take all actions and execute all documents required to allow such participation. Neither party shall negotiate a settlement or compromise of any Transaction Taxes without the prior written consent of the other, which consent shall not be unreasonably withheld.



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



                                   ARTICLE XII
                              ENVIRONMENTAL MATTERS

         Section 12.1  Environmental Due Diligence.

             (a) Right to Conduct Environmental Due Diligence. Regarding environmental matters, Buyer has completed its initial environmental due diligence prior to execution of this Agreement, including a review of the Environmental Data. Buyer also has required Seller to make the representations concerning environmental matters set forth in Section 5.14, upon which Buyer is relying. In light of these actions, Buyer agrees not to conduct additional environmental due diligence (including employee interviews and sampling of any media or wastewater) except in accordance with this Section 12.1. All activities of Buyer regarding environmental due diligence shall be conducted to minimize any inconvenience or interruption of the normal use and enjoyment of the Business and the Assets.

             (b) Delivery of Environmental Reports. Seller has made available to Buyer before the date of execution of this Agreement copies of all written environmental audits, reports or studies in Seller's possession of which Seller has Knowledge and which were prepared after December 31, 1996, concerning the existence or possible existence of Hazardous Materials on, or under or adjacent to any of the Real Property or relating to potential Environmental Liability of Seller in connection with the Business or the Assets. Buyer shall provide to Seller copies of all reports, assessments and other information composed or compiled by Buyer or Buyer's environmental consultant(s) promptly following Buyer's receipt thereof. Buyer shall treat all such information delivered to, or composed or compiled by, Buyer or Buyer's environmental consultant(s) as Environmental Data in accordance with the procedures of Section 12.1(c).

             (c) Confidentiality of Environmental Data. All audits, reports and studies delivered to or prepared by Buyer and all other information collected and generated as a result of Buyer's environmental due diligence ("Environmental Data") will be subject to the terms and conditions of the Confidentiality Agreement, except as otherwise expressly provided in this Section 12.1. Neither Buyer nor its environmental consultant(s) shall disclose or release any Environmental Data without the prior written consent of Seller and all such information shall be kept strictly confidential. The Environmental Data shall be prepared at the request of counsel to Buyer and, to the fullest extent permitted by law, shall be the work product of such counsel and constitute confidential attorney/client communications. The Environmental Data shall be transferred among Buyer and its consultant(s) in a manner that will preserve, to the greatest extent possible, such privileges. Buyer expressly agrees that until the Closing, it will not distribute the Environmental Data to any third party without Seller's prior written consent. After the Closing, each Party agrees that it will not distribute the Environmental Data to any third party without the other's prior written consent, except as required by law or by express provisions of its corporate compliance program if the other Party is provided written notice at least ten (10) days prior to such distribution, provided, however, that for a period of two (2) years after the Closing Date, Buyer may distribute the Environmental Data to any potential purchaser of the Assets only after first notifying the Seller.

             (d) Environmental Consultants. Buyer may retain one or more outside environmental consultants to assist in its environmental due diligence concerning the Assets and shall notify Seller of the environmental consultant or consultants Buyer intends to retain. Thereafter, Seller shall have five (5) days after receipt of such notification to notify Buyer in writing of Seller's objection (which must be for good cause) and substantiate the basis for that objection. If Seller does not object for good cause and substantiate that objection within said five (5) day period, Seller shall be deemed to have consented to Buyer's selection.

             (e) Phase I Reviews. Buyer has conducted various environmental assessment activities with respect to the Assets, including reviewing existing environmental reports, correspondence, permits and related materials regarding the Assets, but excluding inspecting individual sites. Buyer may not conduct any further Phase I environmental assessment activities with respect to the Assets without the prior written consent of Seller, which consent may be withheld, conditioned or delayed by Seller in its sole discretion. Any permitted Phase I environmental assessment activities shall not include any sampling or intrusive testing.

             (f) Phase II Reviews. Buyer may not conduct any Phase II environmental assessment activities with respect to the Assets (including, but not limited to, the taking and analysis of soil, surface water and groundwater samples, testing of buildings, drilling wells, taking soil borings and excavating) without the prior written consent of Seller, which consent may be withheld, conditioned or delayed by Seller in its sole discretion.

             (g) Additional Due Diligence. Notwithstanding the foregoing, if prior to Closing Seller receives notice of any Proceeding or Threatened Proceeding arising under Environmental Laws or if Seller otherwise acquires Knowledge that is reasonably likely to require a change to Schedule 5.14, Seller promptly shall notify Buyer of the same and Buyer may request that Seller authorize Buyer to conduct specific additional environmental due diligence measures if and to the extent that such measures are required to determine the extent of any potential Environmental Liability relating thereto. Such authorization shall not be unreasonably withheld, conditioned or delayed by Seller. Any such additional environmental due diligence shall be conducted at Buyer's sole expense.

             (h) Indemnity for Due Diligence Activities. Buyer hereby agrees to indemnify and hold harmless Seller, Seller's Affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all Losses with respect to persons or property arising out of or resulting from any site visit by Buyer or its environmental consultant(s) and resulting from an act or omission of Buyer or its environmental consultant(s), provided, however, that such indemnity shall not extend to Losses resulting from the discovery of pre-existing damage or other pre-existing conditions of the Assets.

                                  ARTICLE XIII
                                 INDEMNIFICATION

         Section 13.1 Indemnification by Seller. From and after Closing and subject to the other provisions of this Article XIII, Seller shall indemnify and hold harmless Buyer, its Representatives, Affiliates, successors and permitted assigns (collectively, the "Buyer Indemnitees") from and against any and all Losses arising out of or resulting from:

             (a) any representations and warranties made by Seller in this Agreement not being true and correct when made or when required by this Agreement to be true and correct, or any breach or default by Seller in the performance of its covenants, agreements, or obligations under this Agreement required to be performed prior to Closing;

             (b) any breach or default by Seller in the performance of its covenants, agreements, or obligations under this Agreement required to be performed after Closing; and

             (c) the Retained Liabilities, including the Retained Environmental Liabilities.

         Section 13.2 Indemnification by Buyer. From and after Closing and subject to the other provisions of this Article XIII, Buyer shall indemnify and hold harmless Seller, its Representatives, Affiliates, successors and permitted assigns (collectively, the "Seller Indemnitees") from and against any and all Losses arising out of or resulting from:

             (a) any representations and warranties made by Buyer in this Agreement not being true and correct when made or when required by this Agreement to be true and correct, or any breach or default by Buyer in the performance of its covenants, agreements, or obligations under this Agreement required to be performed prior to Closing;

             (b) any breach or default by Buyer in the performance of its covenants, agreements, or obligations under this Agreement required to be performed after Closing; and

             (c) Assumed Liabilities, including the Assumed Environmental Liabilities.

         Section 13.3 Limitations on Liability. Notwithstanding anything to the contrary in this Agreement, the liability of Seller and Buyer under this Agreement and any documents delivered in connection herewith or contemplated hereby shall be limited as follows:

             (a) IN NO EVENT SHALL SELLER BE LIABLE TO THE BUYER INDEMNITEES, OR SHALL BUYER BE LIABLE TO THE SELLER INDEMNITEES, FOR ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE OR SPECULATIVE DAMAGES; provided, however, that if Buyer or Seller is held liable to a third party for any of such damages and Seller or Buyer, respectively is obligated to indemnify the other for the matter that gave rise to such damages, then Seller or Buyer, as appropriate, shall be liable for, and obligated to reimburse the other for, such damages.

             (b) Except as provided below, the representations, warranties, covenants and agreements of Seller and Buyer set forth in this Agreement shall survive the Closing for the applicable period of time set forth below in this
Section 13.3(b), and all representations, warranties, covenants and agreements of Seller and Buyer under this Agreement and the indemnities granted by Seller and Buyer in Section 13.1 or Section 13.2, respectively, shall terminate at 5:00 p.m., local time in Stamford, Connecticut, on the appropriate anniversary of the Closing Date or on the expiration of the applicable statute of limitations (or extensions or waivers thereof), as the case may be, as set forth below in this
Section 13.3(b); provided, however, that such indemnities shall survive with respect only to the specific matters that is the subject of a proper Claim Notice delivered in good faith in compliance with the requirements of this
Section 13.3 until the earlier to occur of (A) the date on which a final nonappealable resolution of the matter described in such Claim Notice has been reached or (B) the date on which the matter described in such Claim Notice has otherwise reached final resolution.

                  (1) The representations and warranties of Seller contained in
Section 5.9 (Taxes), the covenants and agreements of Seller relating to Taxes, and the related indemnity obligations of Seller contained in Section 13.1 shall terminate on, and no action or claim with respect thereto may be brought following, the expiration of the applicable statute of limitations (or extensions or waivers thereof).

                  (2) The representations and warranties of Seller contained in
Section 5.5 (Title to Assets; Liens) and the related indemnity obligations of Seller contained in Section 13.1 shall terminate on, and no action or claim with respect thereto may be brought after, the third anniversary of the Closing Date.

                  (3) The representations and warranties of Sellers contained in
Section 5.14 (Environmental Matters) and the related indemnity obligations of Sellers contained in Section 13.1 shall terminate on, and no action or claim with respect thereto may be brought after, the fourth anniversary of the Closing Date.

                  (4) All other representations and warranties of Seller and Buyer contained in this Agreement and the related indemnity obligations of Buyer and Seller contained in this Agreement shall terminate on, and no further action or claim with respect thereto may be brought after, the second anniversary of the Closing Date.

                  (5) Except as set forth in the proviso to this clause (5), the indemnity obligations of Seller contained in Section 13.1 with respect to any Retained Liability shall terminate on, and no action or claim with respect thereto may be brought after, the second anniversary of the Closing Date, provided that the indemnity obligations of Seller contained in Section 13.1 for
(i) Retained Liabilities relating to Taxes shall survive until the expiration of the applicable statute of limitations (or extensions or waivers thereof); (ii) Retained Environmental Liabilities with respect to which Seller had no Knowledge as of the Closing Date shall survive until the fourth anniversary of the Closing Date; and (iii) Retained Liabilities described in Sections 2.3(a), (c) and (d), Retained Liabilities relating to the Proceedings listed in Schedule 2.2(b) as Retained Liabilities, and any Disclosed Pre-Closing Liability (and any liability or obligation that would have been a Disclosed Pre-Closing Liability had Seller disclosed such liability or obligation to Buyer if Seller had Knowledge of such liability or obligation as of the Closing Date) shall survive for an unlimited period of time. The Retained Liabilities described in clauses (i) and (iii) of this Section 13.3(b)(5) are collectively referred to hereinafter as the "Specified Retained Liabilities.

                  (6) The indemnity obligations of Buyer contained in Section
13.2 with respect to any Assumed Liability shall survive for an unlimited period of time.

                  (7) Notwithstanding the foregoing, the Parties acknowledge that Buyer shall be entitled to indemnification by Seller for Losses incurred by Buyer in respect of any intentional or reckless misrepresentation or omission or fraud by Seller without any time limitation (it being understood that the failure to cure a breach shall not, by itself, be an intentional or reckless act or omission).

In no event shall any amounts be recovered from Seller or Buyer under Section
13.1 or Section 13.2, respectively, or otherwise for any matter for which a Claim Notice is not delivered to Seller or Buyer, as the case may be, prior to the close of business on the applicable date set forth above.

             (c) Notwithstanding anything to the contrary in this Agreement, Seller shall not be required to indemnify the Buyer Indemnities, or be otherwise liable in any way whatsoever to the Buyer Indemnitees, for any Losses (other than Losses incurred by Buyer in respect of the Specified Retained Liabilities and any intentional or reckless misrepresentation or omission or fraud by Seller, it being understood that the failure to cure a breach shall not, by itself, be an intentional or reckless act or omission (the "First-Dollar Losses")) until the Buyer Indemnitees have suffered Losses (determined after giving effect to the provisions of Section 13.3(f) and other than First-Dollar Losses) that, when taken together with all other claims for Losses (other than First-Dollar Losses) under Section 13.1 of each of the Related Purchase Agreements, are in excess of a deductible in an amount equal to two percent (2%) of the total of the Purchase Price plus the aggregate gross purchase price set forth in each Related

Purchase Agreement that is consummated, after which point Seller will be obligated only to indemnify the Buyer Indemnitees from and against further Losses other than First-Dollar Losses in excess of such deductible. Buyer shall be entitled to indemnification for all First-Dollar Losses.

             (d) Notwithstanding anything to the contrary in this Agreement, Seller shall not be required to indemnify the Buyer Indemnitees, or be otherwise liable in any way whatsoever to the Buyer Indemnitees, for any Losses (other than First-Dollar Losses) that, when combined with the aggregate amount of Losses (other than First-Dollar Losses) that are subject to indemnification by Seller under Section 13.1 of the Related Purchase Agreements, are in excess of an amount equal to five percent (5%) of the total of the Purchase Price plus the aggregate gross purchase price set forth in each Related Purchase Agreement that is consummated. Buyer shall be entitled to indemnification for all First-Dollar Losses.

             (e) Except to the extent otherwise expressly provided in this Agreement, no right to indemnification under this Article XIII shall be limited by reason of any investigation conducted by any Party at any time or by the decision by a Party to complete the Closing. Notwithstanding the foregoing, Buyer acknowledges that Seller's indemnity obligations contained in Section 13.1 are subject to the applicable limitations set forth in Section 13.3, and that certain obligations and liabilities of Seller are included among the Assumed Liabilities.

             (f) Neither Party shall have liability for any claim or Loss (A) that is covered by insurance for which the other Party recovers payments in respect of such Loss or with respect to which the other Party otherwise recovers payments in respect of such Loss from any other sources (whether in a lump sum or stream of payments) or (B) that is the type normally recoverable by the Business through rates, but in each case only to the extent of such payments or recovery. With respect to insurance proceeds only, such recovery shall be calculated net of the insured party's out-of-pocket costs relating to claim preparation and settlement. With respect to recovery through rates, if the amount of the Losses that is included in rates is not specifically adjudicated in the related Final Order, the amount of the Losses included in rates will be calculated as follows: (i) if the cost associated with the Losses is booked as an item of operating expense, the amount of such expense included in rates will be the result of the ratio where total test period operating expenses allowed for ratemaking purposes in such Final Order is the numerator and Buyer's total requested test period operating expenses (including the Losses) is the denominator; (ii) if the cost associated with the Losses is booked as an item of rate base, the amount of such rate base included in rates will be the result of the ratio where total test period rate base allowed for ratemaking purposes in such Final Order is the numerator and Buyer's total requested test period rate base (including the Losses) is the denominator. Buyer agrees to use its commercially reasonable efforts to give timely and effective written notice to the appropriate insurance carrier(s) of any occurrence or circumstances which, in the judgment of Buyer consistent with its customary risk management practices, appear likely to give rise to a claim against Buyer that is likely to involve one or more insurance policies of Buyer. Any such notice shall be given in good faith by Buyer without regard to the possibility of indemnification payments by Seller under Section 13.1, and shall be processed by Buyer in good faith and in a manner consistent with its risk management practices involving claims for which no third party contractual indemnification is available. Buyer agrees that (i) if it is entitled to receive payment from Seller for a Loss, and
(ii) if Buyer has obtained insurance which may cover the claim or matter giving rise to such Loss, then (iii) such insurance shall be primary coverage and Buyer will make a claim under such insurance (if such claim can be made in good faith) before enforcing its right to receive payment from Seller. If at any time subsequent to the receipt by a Buyer Indemnitee of an indemnity payment from Seller hereunder, such Buyer Indemnitee (or any Affiliate thereof) receives any recovery, settlement or other similar payment with respect to the Loss for which it receives such indemnity payment, such Buyer Indemnitee shall promptly pay to Seller an amount equal to the amount of such recovery, less (for insurance proceeds only) any out-of-pocket costs incurred by such Buyer Indemnitee (or its Affiliates) in connection with claim preparation and settlement, but in no event shall any such payment exceed the amount of such indemnity payment; provided, that if such net recovery reduces the amount of Losses actually incurred by the Buyer Indemnitees to an amount that is then below the deductible amount set forth in Section 13.3(c) and if Seller has made other payments to the Buyer Indemnitees for other Losses in excess of such deductible amount, then Buyer also shall promptly pay to Seller an amount equal to the portion of such payments made by Seller that Seller would not have been obligated to make pursuant to Section 13.3(c) had the Losses of the Buyer Indemnitees not included the Losses covered by such net recovery. No other cost or expense relating to any such recovery shall reduce the amount of such payment to Seller.

             (g) Notwithstanding any language contained in any Related Document (including deeds and other conveyance documents relating to the Real Property), the representations and warranties of Seller set forth in this Agreement will not be merged into any such Related Document and the indemnification obligations of Seller, and the limitations on such obligations, set forth in this Agreement shall control. No provision set forth in any such Related Document shall be deemed to enlarge, alter or amend the terms or provisions of this Agreement.

         Section 13.4  Claims Procedure.

             (a) All claims for indemnification under Section 13.1 or 13.2, or any other provision of this Agreement except as otherwise expressly provided in this Agreement, shall be asserted and resolved pursuant to this Article XIII. Any Person claiming indemnification hereunder referred to as the "Indemnified Party" and any Person against whom such claims are asserted hereunder is hereinafter referred to as the "Indemnifying Party." In the event that any Losses are asserted against or sought to be collected from an Indemnified Party by a third party, said Indemnified Party shall with reasonable promptness provide to the Indemnifying Party a Claim Notice. The Indemnifying Party shall be relieved of its obligations to indemnify the Indemnified Party with respect to any such Losses only to the extent the Indemnified Party's delay in notifying the Indemnifying Party thereof in accordance with the provisions of this Agreement so prejudice the Indemnifying Party's ability to defend against the Losses. The Indemnifying Party shall have twenty (20) days from the personal delivery or receipt of the Claim Notice (the "Notice Period") to notify the Indemnified Party (i) whether or not it disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to such Losses and/or (ii) whether or not it desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Losses; provided, however, that any Indemnified Party is hereby authorized prior to and during the Notice Period to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party (and of which it shall have given notice and opportunity to comment to the Indemnifying Party) and not prejudicial to the Indemnifying Party. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such Losses, the Indemnifying Party shall have the right to defend all appropriate proceedings, and with counsel of its own choosing, which proceedings shall be promptly settled or prosecuted by them to a final conclusion. If the Indemnified Party desires to participate in, but not control, any such defense or settlement it may do so at its sole cost and expense. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any Losses that the Indemnifying Party elects to contest or, if appropriate and related to the claim in question, in making any counterclaim against the Person asserting the third party Losses, or any cross-complaint against any Person. No claim may be settled or otherwise compromised without the prior written consent of both the Indemnifying Party and the Indemnified Party.

             (b) The Indemnified Party shall provide reasonable assistance to the Indemnifying Party and provide access to its books, records and personnel as the Indemnifying Party reasonably requests in connection with the investigation or defense of the Losses. The Indemnifying Party shall promptly upon receipt of reasonable supporting documentation reimburse the Indemnified Party for out-of-pocket costs and expenses incurred by the latter in providing the requested assistance.

             (c) With regard to third party claims for which Buyer or Seller is entitled to indemnification under Section 13.1 or 13.2, such indemnification shall be paid by the Indemnifying Party upon: (i) the entry of an Order against the Indemnified Party and the expiration of any applicable appeal period; or
(ii) a settlement with the consent of the Indemnifying Party, provided that no such consent need be obtained if the Indemnifying Party fails to respond to the Claim Notice as provided in Section 13.4(a). Notwithstanding the foregoing but subject to Section 13.4(a), and provided that there is no dispute as to the applicability of indemnification, expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party as if such expenses are a liability of the Indemnifying Party.

         Section 13.5 Exclusive Remedy. Except as otherwise provided in Section 6.4, the rights, remedies and obligations of the Buyer Indemnitees and the Seller Indemnitees set forth in this Article XIII will be the exclusive rights, remedies and obligations of such Persons after the Closing with respect to this Agreement, the events giving rise to this Agreement and the transactions provided for herein or contemplated hereby or thereby. No Proceeding for termination or rescission, or claiming repudiation, of this Agreement or the Bill of Sale may be brought or maintained by either party against the other following the Closing Date no matter how severe, grave or fundamental any breach, default or nonperformance may be by one party. Accordingly, the parties hereby expressly waive and forego any and all rights they may possess to bring any such Proceeding.

         Section 13.6 Indemnification for Negligence. WITHOUT LIMITING OR ENLARGING THE SCOPE OF THE INDEMNIFICATION OBLIGATIONS SET FORTH IN THIS AGREEMENT, AN INDEMNIFIED PARTY SHALL BE ENTITLED TO INDEMNIFICATION HEREUNDER IN ACCORDANCE WITH THE TERMS HEREOF, REGARDLESS OF WHETHER THE LOSS OR CLAIM GIVING RISE TO SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, VIOLATION OF ANY LAW OR OTHER LEGAL FAULT OF OR BY SUCH INDEMNIFIED PARTY. THE PARTIES AGREE THAT THIS PARAGRAPH CONSTITUTES A CONSPICUOUS LEGEND.

         Section 13.7  Waiver and Release.

             (a) Buyer, on behalf of itself and each other Buyer Indemnitee, hereby forever waives, relieves, releases and discharges the Seller Indemnitees and their successors and assigns from any and all rights, liabilities, Proceedings (including future Proceedings) and Losses of any Buyer Indemnitee, whether known or unknown at the Closing Date, which any Buyer Indemnitee has or incurs, or may in the future have or incur, arising out of or related to any Assumed Environmental Liability.

             (b) Seller, on behalf of itself and each other Seller Indemnitee, hereby forever waives, relieves, releases and discharges to Buyer Indemnitees and their successors and assigns from any and all rights, liabilities, Proceedings (including future Proceedings) and Losses of any Seller Indemnitee, whether known or unknown at the Closing Date, which any Seller Indemnitee has or incurs, or may in the future have or incur, arising out of or related to any Retained Environmental Liabilities.

                                   ARTICLE XIV
                               GENERAL PROVISIONS

         Section 14.1 Expenses. Except as otherwise specifically provided herein, each Party will pay all costs and expenses of its performance of and compliance with this Agreement, except Buyer will pay all real estate transfer taxes and real estate recording fees, if any, including expenses of counsel associated with real estate title, transfer and recording issues.

         Section 14.2 Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been given upon receipt if either (a) personally delivered, (b) sent by prepaid first class mail, and registered or certified and a return receipt requested (c) sent by overnight delivery via a nationally recognized carrier or (d) by facsimile with completed transmission acknowledged:

                  If to Seller, to:

                  Citizens Utilities Company
                  High Ridge Park
                  Stamford, CT 06905
                  Attention:   Robert J. DeSantis
                  Telecopier:  (203) 614-4625


                  with a copy to:

                  Citizens Utilities Company
                  High Ridge Park
                  Stamford, CT 06905
                  Attention:   L. Russell Mitten, II
                  Telecopier:  (203) 614-4651
                  and:

                  Citizens Utilities Company
                  High Ridge Park
                  Stamford, CT 06905
                  Attention:   J. Michael Love
                  Telecopier:  (203) 614-5201

                  and:

                  Fleischman and Walsh, L.L.P.
                  1400 Sixteenth Street, N.W.
                  Washington, D.C.  20036
                  Attention: Jeffry L. Hardin
                  Telecopier:  (202) 387-3467

                  If to Buyer, to:

                  Cap Rock Energy
                  500 W. Wall Street, Suite 400
                  Midland, TX 79701
                  Attention: John D. Parker
                  Telecopier: (915) 684-0333

                  with a copy to:
                  Heller Ehrman White & McAuliffe LLP
                  701 Fifth Avenue, Suite 6100
                  Seattle, WA 98104-7098
                  Attention: Bruce M. Pym
                  Telecopier: (206) 447-0849

or at such other address or number as shall be given in writing by a party to the other party.

         Section 14.3 Assignment. This Agreement may not be assigned, by operation of law or otherwise, by any party hereto without the prior written consent of the other party hereto, such consent not to be unreasonably withheld; provided, however, in the event of any such assignment by a party by operation of law without the consent of the other party as required above, such other party may consent to such assignment after it has occurred and, in such event, this Agreement and all the provisions hereof shall be binding upon the Person receiving such assignment by operation of law. Notwithstanding the foregoing,
(a) Buyer may assign this Agreement, without the prior written consent of Seller, to any direct or indirect wholly-owned subsidiary of Buyer provided such subsidiary assumes in writing all of the duties and obligations of Buyer hereunder (provided that no such assignment by Buyer shall in any way operate to enlarge, alter or change any obligation due to Seller or relieve Buyer of its obligations hereunder if such subsidiary fails to perform such obligations, with the understanding that Buyer shall be jointly and severally liable with such subsidiary for any nonperformance of Buyer's obligations hereunder); and (b) Seller may assign all or part of its rights or delegate all or part of its duties under this Agreement, without the prior written consent of Buyer, to a qualified intermediary chosen by Seller to structure all or part of the transactions contemplated hereby as a like-kind exchange of property covered by
Section 1031 of the IRC (provided that no such assignment by Seller shall in any way operate to enlarge, alter or change any obligations due to Buyer or relieve Seller of its obligations hereunder if such qualified intermediary fails to perform such obligations, with the understanding that Seller shall be jointly and severally liable with such qualified intermediary for any nonperformance of Seller's obligations hereunder).

         Section 14.4 Successor Bound. Subject to the provisions of Section 14.3, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 14.5 Governing Law. The validity, performance, and enforcement of this Agreement and all Related Documents, unless expressly provided to the contrary, shall be governed by the laws of the State of Delaware without giving effect to the principles of conflicts of law of such state.

         Section 14.6 Dispute Resolution. Except as otherwise provided in Sections 3.3(c) and 6.4, and this Section 14.6, any dispute, controversy or claim between the parties relating to, arising out of or in connection with this Agreement (or any subsequent agreements or amendments thereto), including as to its existence, enforceability, validity, interpretation, performance or breach or as to indemnification or damages, including claims in tort, whether arising before or after the termination of this Agreement (any such dispute, controversy or claim being herein referred to as a "Dispute") shall be settled without litigation and only by use of the following alternative dispute resolution procedure:

                  (a) At the written request of a party, each party shall appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any Dispute. The discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the parties' representatives for purposes of these negotiations shall be treated as confidential information developed for the purposes of settlement, exempt from discovery and production, and without the concurrence of both parties shall not be admissible in the arbitration described below, or in any lawsuit. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in the arbitration.

                  (b) If negotiations between the representatives of the parties do not resolve the Dispute within 60 days of the initial written request, the Dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules, as then amended and in effect, of the American Arbitration Association (the "Rules"). Either party may demand such arbitration in accordance with the procedures set out in the Rules. The arbitration shall take place in Phoenix, Arizona. The arbitration hearing shall be commenced within 60 days of such party's demand for arbitration. The arbitrator shall have the power to and will instruct each party to produce evidence through discovery (i) that is reasonably requested by the other party to the arbitration in order to prepare and substantiate its case and (ii) the production of which will not materially delay the expeditious resolution of the dispute being arbitrated; each party hereto agrees to be bound by any such discovery order. The arbitrator shall control the scheduling (so as to process the matter expeditiously) and any discovery. The parties may submit written briefs. At the arbitration hearing, each party may make written and oral presentations to the arbitrator, present testimony and written evidence and examine witnesses. No party shall be eligible to receive, and the arbitrator shall not have the authority to award, exemplary or punitive damages. The arbitrator shall rule on the Dispute by issuing a written opinion within 30 days after the close of hearings. The arbitrator's decision shall be binding and final. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

                  (c) Each party will bear its own costs and expenses in submitting and presenting its position with respect to any Dispute to the arbitrator; provided, however, that if the arbitrator determines that the position taken in the Dispute by the nonprevailing party taken as a whole is unreasonable, the arbitrator may order the nonprevailing party to bear such fees and expenses, and reimburse the prevailing party for all or such portion of its reasonable costs and expenses in submitting and presenting its position, as the arbitrator shall reasonably determine to be fair under the circumstances. Each party to the arbitration shall pay one-half of the fees and expenses of the arbitrator and the American Arbitration Association.

                  (d) Notwithstanding any other provision of this Agreement, (i) either party may commence an action to compel compliance with this Section 14.6 and (ii) if any party, as part of a Dispute, seeks injunctive relief or any other equitable remedy, including specific enforcement, then such party shall be permitted to seek such injunctive or equitable relief in any federal or state court or competent jurisdiction before, during or after the pendency of a mediation or arbitration proceed under this Section 14.6.

         Section 14.7 Cooperation. Each of the parties hereto agrees to use its commercially reasonable best efforts to take or cause to be taken all action, and to do or cause to be done all things necessary, proper or advisable under applicable laws, regulations or otherwise, to consummate and to make effective the transactions contemplated by this Agreement, including, without limitation, the timely performance of all actions and things contemplated by this Agreement to be taken or done by each of the parties hereto.

         Section 14.8 Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between Buyer and Seller, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and Buyer and Seller hereby waive the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the party whose attorney prepared the executed draft or any earlier draft of this Agreement. The word "including" in this Agreement shall mean including without limitation. Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph, Exhibit and Schedule references are to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified.

         Section 14.9 Publicity. No party hereto shall issue, make or cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby, or otherwise make any disclosures relating thereto, without the prior written consent of the other party, such consent not to be unreasonably withheld or delayed; provided, however, that such consent shall not be required where such release or announcement is required by applicable law or the rules or regulations of a securities exchange, in which event the party so required to issue such release or announcement shall endeavor, wherever possible, to furnish an advance copy of the proposed release to the other party.

         Section 14.10 Waiver. Except as otherwise expressly provided in this Agreement, neither the failure nor any delay on the part of any party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or waiver of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege available to each party at law or in equity.

         Section 14.11 Parties in Interest. This Agreement (including the documents and instruments referred to herein) is not intended to confer upon any Person, other than the parties hereto and their successors and permitted assigns, any rights or remedies hereunder; provided, however, that the indemnification provisions in Article XIII shall inure to the benefit of the Buyer Indemnitees and the Seller Indemnitees as provided therein.

         Section 14.12 Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 14.13 Amendment. This Agreement may be amended only by an instrument in writing executed by the parties hereto.

         Section 14.14 Entire Agreement. This Agreement, the Exhibits and Schedules hereto and the documents specifically referred to herein and the Confidentiality Agreement constitute the entire agreement, understanding, representations and warranties of the parties hereto, and supersede all prior agreements, both written and oral, between Buyer and Seller. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Disclosure of any fact or item in any Schedule referenced by a particular paragraph or Section in this Agreement shall, should such fact or item or its contents be expressly or obviously related to any other paragraph or Section, be deemed to be disclosed with respect to that other paragraph or Section whether or not any explicit cross-reference appears therein.

         Section 14.15 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         Section 14.16 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.



                                      CITIZENS UTILITIES COMPANY



                                      By:
                                          ------------------------------------
                                          Robert J. DeSantis, Chief Financial
                                          Officer and Vice President



                                      CAP ROCK ELECTRIC COOPERATIVE




                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:



                                      CAP ROCK ENERGY CORPORATION




                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:











    [Signature page to Purchase and Sale Agreement (Vermont Electric) between Citizens Utilities Company, Cap Rock Electric Cooperative and Cap Rock Energy
                  Corporation, dated as of February 11, 2000.]